      As filed with the Securities and Exchange Commission on July 26, 2002


                                               Securities Act File No. 33-6502
                                   Investment Company Act File No. 811-4708
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]


                          PRE-EFFECTIVE AMENDMENT NO.            [_]
                        POST-EFFECTIVE AMENDMENT NO. 35          [X]


                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]


                               AMENDMENT NO. 32
                       (Check appropriate box or boxes)


                         SUNAMERICA INCOME FUNDS
              (Exact Name of Registrant as Specified in Charter)

                             The SunAmerica Center
                               733 Third Avenue
                              New York, NY 10017
              (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (800) 858-8850

                             Robert M. Zakem, Esq.
                   Senior Vice President and General Counsel
                       SunAmerica Asset Management Corp.
                             The SunAmerica Center
                         733 Third Avenue - 3rd Floor
                            New York, NY 10017-3204
                   (Name and Address for Agent for Service)


                                   Copy to:
                            Margery K. Neale, Esq.
                              Shearman & Sterling
                             599 Lexington Avenue
                              New York, NY 10022

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)


            [X]  immediately upon filing pursuant to paragraph (b)
            [_]  on (November 16, 2001) pursuant to paragraph (b)
            [_]  60 days after filing pursuant to paragraph (a)(1)
            [_]  on (date) pursuant to paragraph (a)(1)
            [_]  75 days after filing pursuant to paragraph (a)(2)
            [_]  on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

            [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         July 29, 2002                                           PROSPECTUS



SUNAMERICA INCOME FUNDS

        SunAmerica Core Bond Fund
        SunAmerica U.S. Government Securities Fund
        SunAmerica GNMA Fund
        SunAmerica Strategic Bond Fund
        SunAmerica High Yield Bond Fund
        SunAmerica Tax Exempt Insured Fund

    The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                          Table of Contents
--------------------------------------------------------------------------------


               FUND HIGHLIGHTS..............................  2
               SHAREHOLDER ACCOUNT INFORMATION.............. 14
               MORE INFORMATION ABOUT THE FUNDS............. 24
                Fund Investment Strategies.................. 24
                Glossary.................................... 26
                  Investment Terminology.................... 26
                  Risk Terminology.......................... 27
               FUND MANAGEMENT.............................. 28
               FINANCIAL HIGHLIGHTS......................... 30

         Fund Highlights
============================

         Q&A


      When deemed appropriate by an Adviser, a portfolio may engage in active trading when it frequently trades its portfolio securities to achieve its investment goal.


      The strategy of "fixed income investing" in which each Fund engages includes utilizing economic research and analysis of current economic conditions, potential fluctuations in interest rates, and, where relevant--particularly with respect to the issuers of high-yield, high-risk bonds--the strength of the underlying issuer. Each Fund will utilize this strategy in seeking to achieve its investment goal as described in the chart.

      Duration is a measure of the volatility or sensitivity of a bond's market value to changes in interest rates. Generally, the higher the duration, the more sensitive a bond's market value will be to interest rate changes.

      The Government National Mortgage Association (GNMA) is a government owned corporation and a federal agency. GNMA guarantees, with the full faith and credit of the U.S. Government, full and timely payment of all monthly principal and interest payments on the mortgage-backed pass-through securities which it issues. Shares of the Fund itself are not guaranteed or insured by the U.S. government or any government entity.


      The Tax Exempt Insured Fund's policy of investing, under normal market conditions, at least 80% of its assets in municipal bonds, the income of which is exempt from federal income taxes, is a fundamental policy of the Fund, which may not be changed without the approval of the Fund's shareholders.


The following questions and answers are designed to give you an overview of SunAmerica Income Funds (the "Trust"), and to provide you with information about the Trust's separate Funds and their investment goals, principal strategies and principal investment techniques. The goals of the U.S. Government Securities Fund and the GNMA Fund may not be changed without shareholder approval. There can be no assurance that any Fund's investment goal will be met or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided in the chart, under "More Information About the Funds," on pages 24 and 25, and the glossary that follows on pages 26 and 27.

Q: What are the Funds' investment goals, principal strategies and techniques?
A:


                                         Principal
                          Investment     Investment         Principal Investment
        Fund                 Goal         Strategy               Techniques
        ----          ------------------ ---------- -------------------------------------

Core Bond Fund        high level of      fixed      active trading of investment-grade
                      current income     income     fixed-income securities, or in
                      consistent with    investing  securities issued or guaranteed by
                      relative safety of            the U.S. government and mortgage-
                      capital                       backed or asset-backed securities
                                                    without regard to the maturities of
                                                    such securities. Under normal
                                                    market conditions, at least 80% of
                                                    the Fund's assets will be invested in
                                                    bonds.

U.S. Government       high current       fixed      active trading of securities of high
Securities Fund       income             income     credit quality issued or guaranteed
                      consistent with    investing  by the U.S. government, or any
                      relative safety of            agency or instrumentality thereof
                      capital                       without regard to the maturities of
                                                    such securities. Under normal
                                                    market conditions, at least 80% of
                                                    the Fund's assets will be invested in
                                                    such securities.

GNMA Fund             current income,    fixed      active trading of mortgage-backed
                      with capital       income     securities of high credit quality
                      appreciation as    investing  issued or guaranteed by the
                      a secondary                   Government National Mortgage
                      objective                     Association (GNMA) without
                                                    regard to the maturities of such
                                                    securities. Under normal market
                                                    conditions, at least 80% of the
                                                    Fund's assets will be invested in
                                                    such securities.

Strategic Bond Fund   high level of      fixed      active trading of a broad range of
(Formerly Diversified total return       income     bonds, including both investment
Income Fund)                             investing  grade and non-investment grade
                                                    bonds which may include "junk
                                                    bonds", U.S. Government and
                                                    agency obligations, mortgage-
                                                    backed securities, without regard to
                                                    the maturities of such securities.
                                                    Under normal market conditions, at
                                                    least 80% of the Fund's assets will
                                                    be invested in bonds.

                                           Principal
                            Investment     Investment                       Principal Investment
         Fund                  Goal         Strategy                             Techniques
         ----           ------------------ ---------- -----------------------------------------------------------------

High Yield Bond Fund    high level of      fixed      active trading of below-investment grade U.S. and foreign junk
(Formerly High          total return       income     bonds (rated below Baa by Moody's and below BBB by S&P)
Income Fund)                               investing  without regard to the maturities of such securities. For purposes of this policy, bonds include fixed-income securities other than short-term commercial paper and preferred stock. Under normal market conditions, at least 80% of the Funds assets will be invested in such securities.

Tax Exempt Insured Fund as high a level of fixed      invests, under normal market conditions, at least 80% of its
                        current income     income     assets in municipal bonds, the income of which is exempt from
                        exempt from        investing  federal income taxes, and that are insured as to the scheduled
                        federal income                payment of principal and interest for as long as such bonds are
                        taxes as is                   held by the Fund, without regard to the maturities of such
                        consistent with               securities.
                        preservation of
                        capital


Q: What are the principal risks of investing in the Funds?


A: The following section describes the principal risks of each Fund, and the chart on pages 24 and 25 describes various additional risks.


   Risks of Investing in Bonds--All Funds

     The bond market as a whole could go up or down (sometimes dramatically). Interest rates and bond prices typically move inversely to each other, therefore, as with any bond fund, the value of your investment in these Funds may go up or down in response to changes in interest rates. Also, defaults (or even the potential for future default) by bond issuers may cause the value of your investment in these Funds to go down.

   Additional Principal Risks--All Funds


     Shares of the Funds are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. Also, securities selected by a portfolio manager may fail to produce the intended return. As with any mutual fund, there is no guarantee that any Fund will be able to achieve its investment goal. If the value of the assets of the Fund goes down, you could lose money.


   Additional Principal Risks Specific to the Core Bond, Strategic Bond, High Yield Bond and Tax Exempt Insured Funds

     The Core Bond, Strategic Bond, High Yield Bond and Tax Exempt Insured Funds will invest in bonds with various credit ratings. The creditworthiness of the issuer is always a factor in analyzing fixed-income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

   Additional Principal Risks Specific to the Strategic Bond and High Yield Bond Funds

     The Strategic Bond Fund may, and the High Yield Bond Fund will, invest in "junk bonds," which are considered speculative. While fund management seeks to diversify the Funds and to engage in a credit analysis of each junk bond issuer in which they invest, junk bonds carry a substantial risk of default or they may already be in default. The market price for junk bonds may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Fund to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Fund to replace the security with a lower yielding security, which would decrease the return on such Fund.

   Additional Principal Risks Specific to the Core Bond and GNMA Funds


     The Core Bond Fund and the GNMA Fund will invest significantly in mortgage-backed securities, which entails the risk that the underlying principal may be "prepaid" at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates the Funds may be required to reinvest their assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by the Funds may exhibit price characteristics of longer-term debt securities. Generally, long term bonds are more interest rate sensitive.


   Additional Risks Specific to the Strategic Bond Fund

     By investing internationally, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.

         Fund Highlights
============================


Q: How have the Funds performed historically?


A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how a Fund will perform in the future. Performance information for Class I of the U.S. Government Securities and GNMA Funds and Class X of the GNMA Fund is not shown because the class has not been in existence for a full calendar year.


CORE BOND FUND    (CLASS A)+


                                   [CHART]                                      During the 10-year period shown in the
                                                                                bar chart, the highest return for a quarter
  92      93       94       95      96      97      98       99     00     01   was 6.23% (quarter ended 6/30/95) and
-----   -----   -------   ------   -----   -----   -----   ------  -----  ----- the lowest return for a quarter was
8.27%   9.29%   (5.43)%   18.79%   2.17%   9.28%   7.61%   (2.55)% 7.94%  6.84% -4.53% (quarter ended 3/31/94).

                                                                                The Fund's cumulative year-to-date return
                                                                                through the most recent calendar quarter,
                                                                                ended 6/30/02 was 2.08%.



Average Annual Total Returns                                                                         Class B & II Class I & Z
(as of the calendar year ended                                           Past One Past Five Past Ten    Since        Since
December 31, 2001)                                                         Year     Years    Years    Inception*  Inception*
Core Bond Fund**
Return Before Taxes                                    Class A             1.77%    4.72%    5.51%        N/A          N/A
                                                       Class B             0.86%    4.73%      N/A      5.49%          N/A
                                                       Class II            3.91%    4.86%      N/A      5.37%          N/A
                                                       Class I             6.69%      N/A      N/A        N/A        8.19%
                                                       Class Z             7.17%      N/A      N/A        N/A        8.45%
Return After Taxes on Distributions (Class A)                             -0.16%    2.19%    2.95%        N/A          N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class A)***   1.05%    2.48%    3.11%        N/A          N/A
Lehman Brothers Aggregate Bond Index****                                   8.44%    7.43%    7.23%      7.53%       10.53%



  +Performance information shown is that of the Core Bond Fund, a series of North American Funds which was reorganized into the Fund on November 16, 2001 (the "Core Bond Reorganization"). The Fund commenced operations upon consummation of the Core Bond Reorganization. The Core Bond Fund of North American Funds had an investment objective, investment strategies and policies that were all substantially similar to those of the Fund. The annual returns of the shares of the Fund would differ from those shares of the Core Bond Fund only to the extent that the Fund is subject to different sales charges and expenses. If the Fund's sales charges and expenses were reflected, returns of the Fund's shares would be less than those shown.


  *Inception Date: Class A: 5/1/91; Class B: 4/1/94; Class II: 4/1/94; Class I:
   7/10/00; Class Z: 7/10/00. On November 16, 2001, upon the consummation of the Core Bond Reorganization, Class C shares of the Core Bond Fund were reorganized as Class II shares of the Fund and Class II shares of the Core Bond Fund were reorganized as Class Z shares of the Fund.

 **Includes sales charges.



***When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


****The Lehman Brothers Aggregate Bond Index is a broad, unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.





The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown above are only for one class of shares offered by this Prospectus and will vary for other classes of shares. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

================================================================================


U.S. GOVERNMENT SECURITIES FUND    (CLASS B)


                                    [CHART]                                During the 10-year period shown in the
                                                                           bar chart, the highest return for a quarter
  92     93      94      95     96     97     98       99     00      01   was 5.61% (quarter ended 12/31/00) and
-----  -----  -------  ------  -----  -----  -----   ------  ------  ----  the lowest return for a quarter was
5.61%  4.39%  (1.36)%  14.88%  2.34%  7.21%  6.07%   (1.83)% 10.95%  4.96% -1.84% (quarter ended 3/31/96).

                                                                           The Fund's cumulative year-to-date return
                                                                           through the most recent calendar quarter,
                                                                           ended 6/30/02 was 4.68%.



Average Annual Total Returns
(as of the calendar year ended                                Past One Past Five Past Ten     Class A          Class II
December 31, 2001)                                              Year     Years    Years   Since Inception* Since Inception*
U.S. Governmental Securities Fund**
Return Before Taxes                                  Class A    0.77%    5.06%      N/A        5.19%              N/A
                                                     Class B   -0.04%    5.06%    5.35%          N/A              N/A
                                                     Class II   2.89%      N/A      N/A          N/A            5.72*
                                                     Class I      N/A      N/A      N/A          N/A              N/A
Return After Taxes on Distributions (Class B)                  -1.69%    3.21%    3.24%          N/A              N/A
Return After Taxes on Distributions and Sale of Fund
Shares (Class B)***                                            -0.04%    3.12%    3.23%          N/A              N/A
Lehman Brothers Government Index****                            7.23%    7.40%    7.14%        6.39%            7.99%


  *Inception Date: Class A: 10/1/93; Class B: 3/3/86; Class II: 6/1/99; Class
   I: 11/16/01.
 **Includes sales charges.



***When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


****The Lehman Brothers Government Index is a broad index composed solely of U.S. Treasury Securities maturing from 1-30 years. The index is derived from 1,970 securities.


The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown above are only for one class of shares offered by this Prospectus and will vary for other classes of shares. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

         Fund Highlights
============================

Q: How have the Funds performed historically?


A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how a Fund will perform in the future.


GNMA FUND    (CLASS B)


                                    [CHART]                                During the 10-year period shown in the
                                                                           bar chart, the highest return for a quarter
 92     93      94      95       96     97    98      99       00     01   was 5.86% (quarter ended 6/30/95) and
-----  -----  ------  -------  -----  -----  -----  -------  ------  ----- the lowest return for a quarter was
4.37%  2.44%  (1.64)%  17.30%  3.47%  9.47%  7.89%  (0.80)%  10.62%  6.77  -1.91% (quarter ended 3/31/96).

                                                                           The Fund's cumulative year-to-date return
                                                                           through the most recent calendar quarter,
                                                                           ended 6/30/02 was 4.70%.



Average Annual Total Returns                                                                      Class A
(as of the calendar year ended                                       Past One Past Five Past Ten   Since        Class II
December 31, 2001)                                                     Year     Years    Years   Inception* Since Inception*
GNMA Fund**
Return Before Taxes                                         Class A    2.41%    6.36%      N/A     6.27%           N/A
                                                            Class B    1.80%    6.40%    5.85%       N/A           N/A
                                                            Class II   4.72%      N/A      N/A       N/A         6.69%
                                                            Class I      N/A      N/A      N/A       N/A           N/A
                                                            Class X      N/A      N/A      N/A       N/A           N/A
Return After Taxes on Distributions (Class B)                         -1.14%    3.89%    3.54%       N/A           N/A
Return After Taxes on Distributions and Sale of Fund Shares
(Class B)***                                                           1.07%    3.87%    3.54%       N/A           N/A
Salomon Brothers GNMA Index****                                        8.25%    7.48%    7.21%       N/A         7.81%
Lipper GNMA Category+                                                  7.39%    6.54%    6.40%       N/A           N/A


  *Inception Date: Class A: 10/11/93; Class B: 4/25/83; Class II: 6/1/99; Class
   I: 11/16/01.
 **Includes sales charges.

***When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.




****The Salomon Brothers GNMA Index is comprised of 126 issues of 15 and
    30-year fixed-rate pass-through mortgage-backed securities.


  +The Lipper GNMA category is comprised of funds that invest at least 65 percent of their assets in Government National Mortgage Association securities.



The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown above are only for one class of shares offered by this Prospectus and will vary for other classes of shares. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

================================================================================


STRATEGIC BOND FUND    (CLASS A)+
(FORMERLY DIVERSIFIED INCOME FUND)


                                    [CHART]                 During the 8-year period shown in the bar
                                                            chart, the highest return for a quarter was
 1994     1995    1996    1997   1998   1999   2000   2001  8.22% (quarter ended 6/30/95) and the
-------  ------  ------  ------  -----  -----  -----  ----- lowest return for a quarter was -5.76%
(6.79)%  18.57%  14.82%  10.75%  0.72%  1.36%  3.20%  6.45% (quarter ended 3/31/94).

                                                            The Fund's cumulative year-to-date return
                                                            through the most recent calendar quarter,
                                                            ended 6/30/02 was 0.24%.



Average Annual Total Returns
(as of the calendar year ended                                                    Class A                     Class I
December 31, 2001)                                            Past One Past Five   Since     Class B and II    Since
                                                                Year     Years   Inception* Since Inception* Inception*
Strategic Bond Fund**
Returns Before Taxes                                 Class A    1.36%    3.42%     5.26%           N/A            N/A
                                                     Class B    0.67%    3.43%       N/A         6.14%            N/A
                                                     Class II   3.71%    3.54%       N/A         6.03%            N/A
                                                     Class I    6.72%      N/A       N/A           N/A          5.72%
Return After Taxes on Distributions (Class A)                  -2.31%   -0.04%     1.68%           N/A            N/A
Return After Taxes on Distributions and sale of Fund
Shares (Class A)***                                             0.78%    1.01%     2.38%           N/A            N/A
LehmanBrothers Aggregate Bond Index****                         8.44%    7.43%     6.76%         7.53%         10.53%



  +Performance information shown is that of the Strategic Income Fund, a series of North American Funds, which was reorganized into the Fund on November 16, 2001 (the "Strategic Reorganization"). Prior to the Strategic Reorganization, the Fund conducted its operations under the name "Diversified Income Fund." From and after the consummation of the Strategic Reorganization, the Fund has an investment objective, investment strategies and policies that are all substantially similar to those of the Strategic Income Fund of North American Funds. The annual returns of the shares of the Fund would differ from those shares of the Strategic Income Fund only to the extent that the Fund is subject to different sales charges and expenses. If the Fund's sales charges and expenses were reflected, returns of the Fund's shares would be less than those shown.


  *Inception Date: Class A: 11/1/93; Class B: 4/1/94; Class II: 4/1/94; Class
   I: 7/10/00. On November 16, 2001, upon consummation of the Strategic Reorganization, Class C shares of the Strategic Income Fund were reorganized as Class II shares of the Fund.

 **Includes sales charges.

***When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases return.


****The Lehman Brothers Aggregate Bond Index is a broad, unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.



The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown above are only for one class of shares offered by this Prospectus and will vary for other classes of shares. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

         Fund Highlights
============================

Q: How have the Funds performed historically?


A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Funds by showing changes in the Funds' performance from calendar year to calendar year, and compare the Funds' average annual returns, before and after taxes, to those of an appropriate market index. Sales charges are not reflected in the bar charts. If these amounts were reflected, returns would be less than those shown. Of course, past performance, before and after taxes, is not necessarily an indication of how a Fund will perform in the future.


HIGH YIELD BOND FUND    (CLASS A) +
(FORMERLY HIGH INCOME FUND)


             [CHART]         During the 3-year period shown in the bar
                             chart, the highest return for a quarter was
       1999    2000    2001  5.57% (quarter ended 3/31/01) and the
       -----  -------  ----- lowest return for a quarter was -6.86%
       4.05%  (6.59)%  3.57% (quarter ended 12/31/00).

                             The Fund's cumulative year-to-date return through the most recent calendar quarter, ended 6/30/02 was -8.11%.



                                                                                                                    Class
Average Annual Total Returns                                                               Class A & B  Class II    I & Z
(as of the calendar year ended                                                    Past One    Since      Since      Since
December 31, 2001)                                                                  Year   Inception*  Inception* Inception*
High Yield Bond Fund**
Returns Before Taxes                                                     Class A   -1.33%    -0.99%         N/A       N/A
                                                                         Class B   -1.70%    -0.91%         N/A       N/A
                                                                         Class II   0.99%       N/A      -4.69%       N/A
                                                                         Class I    3.92%       N/A         N/A     0.71%
                                                                         Class Z    3.78%       N/A         N/A     0.86%
Return After Taxes on Distributions (Class A)                                      -5.31%    -4.65%         N/A       N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class A)***           -0.80%    -2.52%         N/A       N/A
Salomon Smith Barney High Yield Market Index****                                    5.44%     1.91%      -0.70%     1.91%



  +Performance information shown is that of the High Yield Bond Fund, a series of North American Funds which was reorganized into the Fund on November 16, 2001 (the "High Yield Bond Reorganization"). Prior to the High Yield Bond Reorganization, the Fund conducted its operations under the name "High Income Fund." From and after the consummation of the High Yield Bond Reorganization, the Fund has an investment objective, investment strategies and policies that are all substantially similar to those of the High Yield Bond Fund of North American Funds. The annual returns of the shares of the Fund would differ from those shares of the High Yield Bond Fund only to the extent that the Fund is subject to different sales charges and expenses. If the Fund's sales charges and expenses were reflected, returns of the Fund's shares would be less than those shown.


  *Inception Date: Class A: 11/1/98; Class B: 11/1/98; Class II: 8/21/00; Class
   I: 11/1/98; Class Z: 11/1/98. On November 16, 2001, upon consummation of the High Yield Bond Reorganization, Class C shares of the High Yield Bond Fund were reorganized as Class II shares of the Fund and Class II shares of the High Yield Bond Fund were reorganized as Class Z shares of the Fund.

 **Includes sales charges.

***When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.


****The Salomon Smith Barney High Yield Market Index is a broad-based unmanaged index composed of high yield securities.



The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown above are only for one class of shares offered by this Prospectus and will vary for other classes of shares. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

--------------------------------------------------------------------------------

TAX EXEMPT INSURED FUND    (CLASS A)


                                    [CHART]                                 During the 10-year period shown in the
                                                                            bar chart, the highest return for a quarter
 92     93      97      95     96     97     98       99       00       01  was 6.07% (quarter ended 3/31/95) and
-----  ----- -------  ------  -----  -----  -----  -------   ------   ----- the lowest return for a quarter was
6.59%  7.85% (3.99)%  15.66%  3.33%  8.63%  5.55%  (3.59)%   10.63%   3.37% -4.80% (quarter ended 3/31/94).

                                                                            The Fund's cumulative year-to-date return
                                                                            through the most recent calendar quarter,
                                                                            ended 6/30/02 was 3.98%.



Average Annual Total Returns                                                                      Class B    Class II
(as of the calendar year ended                                       Past One Past Five Past Ten   Since      Since
December 31, 2001)                                                     Year     Years    Years   Inception* Inception*
Tax Exempt Insured Fund**
Returns Before Taxes                                        Class A   -1.51%    3.78%    4.74%       N/A        N/A
                                                            Class B   -2.36%    3.77%      N/A     3.94%        N/A
                                                            Class II   0.64%      N/A      N/A       N/A      3.17%
Return After Taxes on Distributions (Class A)                         -1.51%    3.78%    4.74%       N/A        N/A
Return After Taxes on Distributions and Sale of Fund Shares
(Class A)****                                                          0.71%    3.89%    4.75%       N/A        N/A
Lehman Brothers Municipal Bond Index***                                5.13%    5.98%    6.63%     5.68%      5.33%


  *Inception Date: Class A: 11/22/85; Class B: 10/4/93; Class II 6/1/99. **Includes sales charges.

***When the return after taxes on distributions and sales of Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

****The Lehman Brothers Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. It is currently derived from approximately 40,000 issues.




The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor's actual after-tax returns depend on the investor's tax situation and may differ from those shown in the above table. The after-tax returns shown above are only for one class offered by this Prospectus and after-tax returns for other classes will vary. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Past performance, before and after taxes, is not indicative of how the Portfolio will perform in the future.

         Fund Highlights
============================

Q: What are the Funds' expenses?

A: The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.



                                                                                     Core Bond Fund
                                                             ----------------------------------------------------------
                                                              Class A     Class B     Class II   Class I/(8)/  Class Z/(8)/
                                                             -------     -------     --------    -----------   -----------
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load)                                   4.75%       4.00%       2.00%          None          None

Maximum Sales Charge (Load) Imposed on Purchases (as a
 percentage of offering price)/(1)/                           4.75%        None       1.00%          None          None

 Maximum Deferred Sales Charge (Load) (as a percentage of
   amount redeemed/(2)/                                        None       4.00%       1.00%          None          None

 Maximum Sales Charge (Load) Imposed on Reinvested Dividends   None        None        None          None          None

 Redemption Fee/(3)/                                           None        None        None          None          None

 Exchange Fee                                                  None        None        None          None          None

Maximum Account Fee                                            None        None        None          None          None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                               0.60%       0.60%       0.60%         0.60%         0.60%

 Distribution and/or Service (12b-1) Fees/(4)/                0.35%       1.00%       1.00%          None          None

 Other Expenses                                               0.57%       0,70%       0.70%         0.76%         0.16%

Total Annual Fund Operating Expenses                          1.52%       2.30%       2.30%         1.36%         0.76%

Expense Reimbursement                                         0.19%       0.32%       0.32%         0.13%            --

Net Expenses                                                  1.33%/(6)/  1.98%/(6)/  1.98%/(6)/    1.23%/(6)/    0.76%/(6)/


                                                                              U.S. Government
                                                                           Securities Fund/(5)/
                                                             --------------------------------------------
                                                              Class A     Class B     Class II   Class I/(8)/
                                                             -------     -------     --------    -----------
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load)                                   4.75%       4.00%       2.00%          None

Maximum Sales Charge (Load) Imposed on Purchases (as a
 percentage of offering price)/(1)/                           4.75%        None       1.00%          None

 Maximum Deferred Sales Charge (Load) (as a percentage of
   amount redeemed/(2)/                                        None       4.00%       1.00%          None

 Maximum Sales Charge (Load) Imposed on Reinvested Dividends   None        None        None          None

 Redemption Fee/(3)/                                           None        None        None          None

 Exchange Fee                                                  None        None        None          None

Maximum Account Fee                                            None        None        None          None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                               0.64%       0.64%       0.64%         0.64%

 Distribution and/or Service (12b-1) Fees/(4)/                0.35%       1.00%       1.00%          None

 Other Expenses                                               0.34%       0.37%       0.57%         0.63%

Total Annual Fund Operating Expenses                          1.33%       2.01%       2.21%         1.27%

Expense Reimbursement                                         0.01%       0.01%       0.16%         0.05%

Net Expenses                                                  1.32%/(6)/  2.00%/(6)/  2.05%/(6)/    1.22%/(6)/



                                                                                      GNMA Fund/(5)/
                                                             -----------------------------------------------------------
                                                              Class A     Class B     Class II   Class I/(5)(8)/ Class X/(8)/
                                                             -------     -------     --------    --------------  -----------
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load)                                   4.75%       4.00%       2.00%           None           None

Maximum Sales Charge (Load) Imposed on Purchases (as a
 percentage of offering price)/(1)/                           4.75%        None       1.00%           None           None

 Maximum Deferred Sales Charge (Load) (as a percentage of
   amount redeemed/(2)/                                        None       4.00%       1.00%           None           None

 Maximum Sales Charge (Load) Imposed on Reinvested Dividends   None        None        None           None           None

 Redemption Fee/(3)/                                           None        None        None           None           None

 Exchange Fee                                                  None        None        None           None           None

Maximum Account Fee                                            None        None        None           None           None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees                                               0.47%       0.47%       0.47%          0.47%          0.47%

 Distribution and/or Service (12b-1) Fees/(4)/                0.35%       1.00%       1.00%           None           None

 Other Expenses                                               0.36%       0.36%       0.38%          2.42%          0.42%

Total Annual Fund Operating Expenses                          1.18%       1.83%       1.85%          2.89%          0.89%

Expense Reimbursement                                            --          --          --          2.00%             --

Net Expenses                                                  1.18%/(7)/  1.83%/(7)/  1.85%/(7)/     0.89%/(6)/     0.89%/(9)/


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class II shares applies only if shares are redeemed within eighteen months of their purchase. See pages 14-15 for more information on the CDSCs.

(3) A $15.00 fee may be imposed on wire and overnight mail redemptions.

(4) Because these fees are paid out of a Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

(5) "Other Expenses," "Total Annual Fund Operating Expenses" and "Expense Reimbursement" are estimated.

(6) The Board of Trustees, including a majority of the Independent Trustees, approved the Investment Advisory and Management Agreement subject to the net expense ratios set forth above. The Adviser will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses Before Expense Reimbursement be higher than the net expense ratio. The Adviser may not increase such ratios, which are contractually required by agreement with the Board of Trustees, without the approval of the Trustees, including a majority of the Independent Trustees. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Independent Trustees.

                Strategic                                                                            Tax Exempt Insured
                Bond Fund                                 High Yield Bond Fund                              Fund
------------------------------------      -----------------------------------------------------  ----------------------
Class A Class B  Class II   Class I/(8)/  Class A Class B  Class II   Class I/(8)/  Class Z/(8)/ Class A Class B  Class II
------- ------- --------    -----------   ------- ------- --------    -----------   -----------  ------- ------- --------

 4.75%   4.00%   2.00%          None       4.75%   4.00%   2.00%          None          None      4.75%   4.00%   2.00%

 4.75%    None   1.00%          None       4.75%    None   1.00%          None          None      4.75%    None   1.00%

  None   4.00%   1.00%          None        None   4.00%   1.00%          None          None       None   4.00%   1.00%

  None    None    None          None        None    None    None          None          None       None    None    None

  None    None    None          None        None    None    None          None          None       None    None    None

  None    None    None          None        None    None    None          None          None       None    None    None

  None    None    None          None        None    None    None          None          None       None    None    None

 0.65%   0.65%   0.65%         0.65%       0.75%   0.75%   0.75%         0.75%         0.75%      0.50%   0.50%   0.50%

 0.35%   1.00%   1.00%          None       0.35%   1.00%   1.00%          None          None      0.35%   1.00%   1.00%

 0.53%   0.55%   0.65%         1.03%       0.38%   0.37%   0.43%         3.74%         0.21%      0.44%   0.54%   1.01%

 1.53%   2.20%   2.30%         1.68%       1.48%   2.12%   2.18%         4.49%         0.96%      1.29%   2.04%   2.51%

    --      --      --         0.24%          --      --      --         3.04%            --         --      --      --

 1.53%   2.20%   2.30%/(7)/    1.44%/(6)/  1.48%   2.12%   2.18%/(7)/    1.45%/(6)/    0.96%      1.29%   2.04%   2.51%/(7)/


(7) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the following classes do not exceed the amounts set forth below:


       GNMA Fund, Class A.......................................... 0.99%
       GNMA Fund, Class B.......................................... 1.64%
       GNMA Fund, Class II......................................... 1.64%
       Strategic Bond Fund, Class II............................... 2.22%
       High Yield Bond Fund, Class II.............................. 2.18%
       Tax Exempt Insured Fund, Class II........................... 1.95%


These waivers and reimbursements will continue indefinitely, but may be terminated at any time.


(8) Class I, Class X and Class Z shares are offered exclusively to participants in certain employee retirement plans and other programs.


(9) Based upon current expenses rather than as of fiscal year end.

         Fund Highlights
============================

EXAMPLE

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeem your investment at the end of the periods indicated:


                                                1 Year 3 Years 5 Years 10 Years

CORE BOND FUND
  Class A......................................  $604   $876   $1,169   $2,000
  Class B*.....................................   601    921    1,268    2,139
  Class II.....................................   399    715    1,157    2,383
  Class I......................................   125    390      676    1,489
  Class Z......................................    78    243      422      942

U.S. GOVERNMENT SECURITIES FUND
  Class A......................................  $603   $873   $1,164   $1,990
  Class B*.....................................   603    927    1,278    2,152
  Class II.....................................   406    736    1,192    2,455
  Class I......................................   124    387      670    1,477

GNMA FUND
  Class A......................................  $590   $832   $1,093   $1,839
  Class B*.....................................   586    876    1,190    1,978
  Class II.....................................   386    676    1,091    2,247
  Class I......................................   292    895    1,523    3,214
  Class X......................................    91    284      493    1,096

STRATEGIC BOND FUND
  Class A......................................  $622   $932   $1,265   $2,201
  Class B*.....................................   622    985    1,375    2,354
  Class II.....................................   431    811    1,318    2,709
  Class I......................................   147    456      787    1,724

HIGH YIELD BOND FUND
  Class A......................................  $618   $921   $1,245   $2,159
  Class B*.....................................   615    964    1,339    2,289
  Class II.....................................   419    775    1,258    2,588
  Class I......................................   148    459      792    1,735
  Class Z......................................    98    306      531    1,178

TAX EXEMPT INSURED FUND
  Class A......................................   600    865    1,149    1,958
  Class B*.....................................   607    940    1,298    2,176
  Class II.....................................   452    874    1,422    2,917

You would pay the following expenses if you did not redeem your shares:
                                                1 Year 3 Years 5 Years 10 Years

CORE BOND FUND
  Class A......................................  $604   $876   $1,169   $2,000
  Class B*.....................................   201    621    1,068    2,139
  Class II.....................................   299    715    1,157    2,383
  Class I......................................   125    390      676    1,489
  Class Z......................................    78    243      422      942

U.S. GOVERNMENT SECURITIES FUND
  Class A......................................  $603   $873   $1,164   $1,990
  Class B*.....................................   203    627    1,078    2,152
  Class II.....................................   306    736    1,192    2,455
  Class I......................................   124    387      670    1,477

--------------------------------------------------------------------------------


                                               1 Year 3 Years 5 Years 10 Years

 GNMA FUND
   Class A....................................  $590   $832   $1,093   $1,839
   Class B*...................................   186    576      990    1,978
   Class II...................................   286    676    1,091    2,247
   Class I....................................   292    895    1,523    3,214
   Class X....................................    91    284      493    1,096

 STRATEGIC BOND FUND
   Class A....................................  $622   $932   $1,265   $2,201
   Class B*...................................   222    685    1,175    2,354
   Class II...................................   331    811    1,318    2,709
   Class I....................................   147    456      787    1,724

 HIGH YIELD BOND FUND
   Class A....................................  $618   $921   $1,245   $2,159
   Class B*...................................   215    664    1,139    2,289
   Class II...................................   319    775    1,258    2,588
   Class I....................................   148    459      792    1,735
   Class Z....................................    98    306      531    1,178

 TAX EXEMPT INSURED FUND
   Class A....................................  $600   $865   $1,149   $1,958
   Class B*...................................   207    640    1,098    2,176
   Class II...................................   352    874    1,422    2,917

--------
* Class B shares generally convert to Class A shares approximately eight years after purchase as described in the section entitled "Shareholder Account Information" on page 14. Therefore, expense information for years 9 and 10 is the same for both Class A and Class B shares.
+ The Adviser is voluntarily waiving fees and/or reimbursing expenses for these classes. This fee waiver and/or expense reimbursement is not reflected in the Example above. These waivers and reimbursements will continue indefinitely, but may be terminated at any time. The following are your costs after these fee waivers and/or expense reimbursements:


 If you redeemed your investment:
                                               1 year 3 years 5 years 10 years
 GNMA Fund, Class A...........................  $571   $775   $  996   $1,630
 GNMA Fund, Class B...........................   567    817    1,092    1,770
 GNMA Fund, Class II..........................   365    612      983    2,024
 Strategic Bond Fund, Class II................   423    787    1,278    2,629
 High Yield Bond Fund, Class II...............   419    775    1,258    2,588
 Tax Exempt Insured Fund, Class II............   396    706    1,142    2,352

 If you did not redeem your shares:
                                               1 year 3 years 5 years 10 years
 GNMA Fund, Class A...........................  $571   $775   $  996   $1,630
 GNMA Fund, Class B...........................   167    517      892    1,770
 GNMA Fund, Class II..........................   265    612      983    2,024
 Strategic Bond, Class II.....................   323    787    1,278    2,629
 High Yield Bond Fund, Class II...............   319    775    1,258    2,588
 Tax Exempt Insured Fund, Class II............   296    706    1,142    2,352

         Shareholder Account Information

SELECTING A SHARE CLASS


Each Fund offers a number of classes of shares through this Prospectus, including: Class A, Class B, Class II, Class I, Class X and Class Z.



Each class of shares has its own cost structure, or requirements, so you can choose the one best suited to your investment needs. An investor may purchase Class B shares up to $500,000 in any one purchase. Class X shares are offered exclusively for sale to certain group plans including, but not limited to, state-sponsored tuition saving plans. Your broker or financial advisor can help you determine which class is right for you.



         CLASS A                    CLASS B                   CLASS II
..  Front-end sales         .  No front-end sales      .  Front-end sales
   charges, as described      charge; all your money     charge, as described
   below. There are           goes to work for you       below.
   several ways to reduce     right away.             .  Higher annual expenses
   these charges, also     .  Higher annual expenses     than Class A shares.
   described below.           than Class A shares.    .  Deferred sales charge
..  Lower annual expenses   .  Deferred sales charge      on shares you sell
   than Class B or Class      on shares you sell         within eighteen months
   II shares.                 within six years of        of purchase, as
                              purchase, as described     described below.
                              below.                  .  No conversion to Class
                           .  Automatic conversion       A.
                              to Class A shares
                              approximately eight
                              years after purchase.
                           .  Purchases in an amount
                              over $500,000 are
                              generally not
                              permitted. You should
                              consult with your
                              financial advisor to
                              determine whether
                              other share classes
                              are more beneficial
                              given your
                              circumstances.


                 CLASS I                             CLASS Z
    .  Offered exclusively to certain   .  Offered exclusively to certain
       institutions.                       SunAmerica affiliated
    .  Also offered to the SunAmerica      companies' retirement plan (the
       Aggressive Growth, Moderate         "Plan").
       Growth and Conservative Growth   .  No sales charges.
       LifeStage Funds, which are       .  Lower annual expenses than
       funds-of-funds.                     Class A, Class B, Class II or
    .  No sales charges.                   Class I shares.
    .  Lower annual expenses than
       Class A, Class B or Class II
       shares.

CALCULATION OF SALES CHARGES

CLASS A. Sales Charges are as follows:

                                                Sales Charge    Concession to Dealers
                                              ---------------------------------------
                                                % of   % of Net         % of
                                              Offering  Amount        Offering
                                               Price   Invested         Price
Your Investment                               -------- -------- ---------------------
Less than $100,000...........................  4.75%    4.99%           4.00%
$100,000 but less than $250,000..............  3.75%    3.90%           3.00%
$250,000 but less than $500,000..............  3.00%    3.09%           2.25%
$500,000 but less than $1,000,000............  2.10%    2.15%           1.35%
$1,000,000 or more...........................   None     None           1.00%

INVESTMENTS OF $1 MILLION OR MORE. Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on any shares you sell within one year of purchase and a 0.50% CDSC is charged on any shares you sell after the first year and within the second year after purchase.

CLASS B. Shares are offered at their net asset value per share, without any front-end sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC:

Class B deferred charges:


    Years after purchase                          CDSC on shares being sold
    1st year or 2nd year                          4.00%
    3rd or 4th year                               3.00%
    5th year                                      2.00%
    6th year                                      1.00%
    7th year and thereafter                       None



If you purchased Class B shares of a Fund prior to January 2, 2002, the CDSC schedule applicable at the time you originally purchased the shares will continue to apply. Any Class B shares purchased subsequent to January 2, 2002 will be subject to the CDSC schedule described above.

CLASS II. Sales Charges are as follows:

                      Sales Charge    Concession to Dealers
                    ----------------- ---------------------
                      % of   % of Net         % of
                    Offering  Amount        Offering
                     Price   Invested         Price
                    -------- -------- ---------------------
                      1.00%    1.01%          1.00%

There is also a CDSC of 1% on shares you sell within 18 months after you buy them.

DETERMINATION OF CDSC. Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

If you acquired your Class B or Class II shares in connection with the reorganization of a North American Fund into your Fund, the CDSC schedule applicable at the time you originally purchased the shares will continue to apply (even if you exchange your shares for shares of another fund distributed by SunAmerica Capital Services, Inc.). Any Class B or Class II shares that you purchase subsequent to the reorganization will be subject to the CDSC schedule described above. See the Statement of Additional Information for information on the CDSC schedule imposed by North American Funds that may continue to be applicable to your shares.

For purposes of the CDSC, we count all purchases you make during a calendar month as having been made on the FIRST day of that month.

SALES CHARGE REDUCTIONS AND WAIVERS

WAIVERS FOR CERTAIN INVESTORS. Various individuals and institutions may purchase Class A shares without front-end sales charges, including:

  . financial planners, institutions, broker-dealer representatives or registered investment advisers utilizing Fund shares in fee-based investment products under an agreement with SunAmerica Capital Services, Inc. (this waiver may also apply to front-end sales charges of Class II shares)

  .  participants in certain retirement plans that meet applicable conditions

  . Fund Trustees and other individuals, and their families, who are affiliated with any Fund or any Fund distributed by SunAmerica Capital Services, Inc.

  . selling brokers and their employees and sales representatives and their families

We will generally waive the CDSC for Class B or Class II shares in the following cases:


  . within one year of the shareholder's death or becoming legally disabled (individual and joint tenancy accounts only)


  . taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which SunAmerica Funds Services, Inc. serves as fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made

  . Fund Trustees and other individuals who are affiliated with any Fund or any Fund distributed by SunAmerica Capital Services, Inc.

  . to make payments through the Systematic Withdrawal Plan (subject to certain conditions)

We will generally waive the front-end sales charge for Class II shares purchased through certain financial intermediaries that maintain omnibus accounts and have executed an agreement with the SunAmerica Capital Services, Inc. to sell Class II shares with no front-end sales charge.

REDUCING YOUR CLASS A SALES CHARGES. There are several special purchase plans that allow you to combine multiple purchases of Class A shares of SunAmerica Mutual Funds to take advantage of the breakpoints in the sales charge schedule. For information about the "Rights of Accumulation," "Letter of Intent," "Combined Purchase Privilege," and "Reduced Sales Charges for Group Purchases," contact your broker or financial advisor, or consult the Statement of Additional Information.

To utilize: if you think you may be eligible for a sales charge reduction or CDSC waiver, contact your broker or financial advisor.

REINSTATEMENT PRIVILEGE. If you sell shares of a Fund, you may invest some or all of the proceeds in the same share class of the same Fund within one year without a sales charge. A shareholder may use the reinstatement privilege only one time after selling such shares. If you paid a CDSC when you sold your shares, we will credit your account with the dollar amount of the CDSC at the time of sale. This may impact the amount of gain or loss recognized on the previous sale for tax purposes. All accounts involved must be registered in the same name(s).

         Shareholder Account Information


DISTRIBUTION AND SERVICE FEES


Each class of shares of each Fund (other than Class I, Class X and Class Z) has its own 12b-1 plan that provides for distribution and account maintenance and service fees (payable to SunAmerica Capital Services, Inc.) based on a percentage of average daily net assets, as follows:


                                        ACCOUNT MAINTENANCE AND
                 CLASS DISTRIBUTION FEE       SERVICE FEE
                   A         0.10%               0.25%
                   B         0.75%               0.25%
                  II         0.75%               0.25%

Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition, SunAmerica Capital Services, Inc. is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.

OPENING AN ACCOUNT (CLASSES A, B AND II)

Read this prospectus carefully.

Determine how much you want to invest. The minimum initial investments for the Funds are as follows:

  .  non-retirement account: $500

  .  retirement account: $250

  .  dollar cost averaging: $500 to open; you must invest at least $25 a month

The minimum subsequent investments for the Funds are as follows:

  .  non-retirement account: $100

  .  retirement account: $25


  . Complete the appropriate parts of the Account Application, carefully following the instructions. If you have any questions, please contact your broker or financial advisor or call Shareholder Services at 1-800-858-8850, extension 5125, or Dealer Services at extension 5226.


  . Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

  . Make your initial investment using the chart on page 20. You can initiate any purchase, exchange or sale of shares through your broker or financial advisor.

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

         Shareholder Account Information


BUYING SHARES (CLASSES A, B AND II)

Opening an account                                 Adding to an account

By check

--------------------------------------------------------------------------------

         .  Make out a check for          .  Make out a check for
            the investment                   the investment
            amount, payable to               amount payable to
            the specific Fund or             the specific Fund or
            SunAmerica Fund. An              SunAmerica Funds.
            account cannot be                Shares cannot be
            opened with a                    purchased with a
            SunAmerica Money                 SunAmerica Money
            Market Fund or                   Market Fund or
            SunAmerica Municipal             SunAmerica Municipal
            Money Market Fund                Money Market Fund
            check.                           check.
         .  Deliver the check             .  Include the stub
            and your completed               from your Fund
            Account Application              statement or a note
            (and Supplemental                specifying the Fund
            Account Application,             name, your share
            if applicable) to                class, your account
            your broker or                   number and the
            financial advisor,               name(s) in which the
            or mail them to:                 account is
                                             registered.
              (via regular mail)          .  Indicate the Fund
              SunAmerica Fund                and account number
              Services                       in the memo section
              c/o NFDS                       of your check.
              PO Box 219186               .  Deliver the check
              Kansas City, MO                and your stub or
              64121-9186                     note to your broker
                                             or financial
              (via Express,                  advisor, or mail
              Certified and                  them to:
              Registered Mail)
              SunAmerica Fund                  (via regular mail)
              Services                         SunAmerica Fund
              c/o NFDS                         Services
              330 W 9th St.                    c/o NFDS
              Kansas City, MO                  PO Box 219186
              64105-1514                       Kansas City, MO
                                               64121-9186
         .  All purchases must
            be in U.S. dollars.                (via Express,
            Cash will not be                   Certified and
            accepted. A $25.00                 Registered Mail)
            fee will be charged                SunAmerica Fund
            for all checks                     Services
            returned due to                    c/o NFDS
            insufficient funds.                330 W 9th St.
                                               Kansas City, MO
                                               64105-1514


By wire

--------------------------------------------------------------------------------

         .  Deliver your                  .  Instruct your bank
            completed                        to wire the amount
            application to your              of your investment
            broker or financial              to:
            advisor or fax it to
            SunAmerica Fund                    State Street Bank
            Services, Inc. at                  & Trust Company
            212-551-5585.                      Boston, MA
         .  Obtain your account                ABA #0110-00028
            number by referring                DDA #99029712
            to your statement or
            by calling your             Specify the Fund name,
            broker or financial         your share class, your
            advisor or                  Fund number, ac-count
            Shareholder Services        number, the name(s) in
            at 1-800-858-8850,          which the account is
            extension 5125, or          registered. Your bank may
            Dealer Services at          charge a fee to wire
            extension 5226.             funds.
         .  Instruct your bank
            to wire the amount
            of your investment
            to:

              State Street Bank
              & Trust Company
              Boston, MA
              ABA #0110-00028
              DDA #99029712

       Specify the Fund name,
       your choice of share
       class, your new Fund
       number and account number
       and the name(s) in which
       the account is
       registered. Your bank may
       charge a fee to wire
       funds.


To open or add to an account using dollar cost averaging, see "Additional Investor Services."

SELLING SHARES (CLASSES A, B AND II)

How                                                Requirements

    Through Your Broker or Financial
    Advisor

    ----------------------------------    .  Call your broker or financial
      .  Accounts of any type.               advisor to place your order
      .  Sales of any amount.                to sell shares.


 By mail                                     .  Write a letter of instruction
                                                indicating the Fund name,
 ----------------------------------             your share class, your
   .  Accounts of any type.                     account number, the name(s)
   .  Include all signatures and                in which the account is
      any additional documents that             registered and the dollar
      may be required (see next                 value or number of shares you
      page).                                    wish to sell.
   .  Mail the materials to:                 .  Sales of $100,000 or more
                                                require the letter of
        (via regular mail)                      instruction to have a
        SunAmerica Fund Services                signature guarantee as
        c/o NFDS                                described below.
        PO Box 219186                        .  A check will normally be
        Kansas City, MO 64121-9186              mailed on the next business
                                                day to the name(s) and
        (via Express, Certified and             address in which the account
        Registered Mail)                        is registered, or otherwise
        SunAmerica Fund Services                according to your letter of
        c/o NFDS                                instruction.
        330 W 9th St.
        Kansas City, MO 64105-1514

 By phone                                    .  Call Shareholder Services at
                                                1-800-858-8850, extension
 ----------------------------------             5125 or Dealer Services at
   .  Most accounts.                            extension 5226 between
   .  Sales of less than $100,000.              8:30 a.m. and 7:00 p.m.
                                                (Eastern Time) on most
                                                business days. State the Fund
                                                name, the name of the person
                                                requesting the redemption,
                                                your share class, your
                                                account number, the name(s)
                                                in which the account is
                                                registered and the dollar
                                                value or number of shares you
                                                wish to sell.
                                             .  A check will be mailed to the
                                                name(s) and address in which
                                                the account is registered, or
                                                to a different address
                                                indicated in a written
                                                authorization previously
                                                provided to the Fund by the
                                                shareholder(s) on the account.

 By wire

 ----------------------------------
   .  Request by mail to sell any
      amount (accounts of any
      type). A signature guarantee           .  Proceeds will normally be
      may be required in certain                wired on the next business
      circumstances.                            day. A $15 fee will be
   .  Request by phone to sell less             deducted from your account.
      than $100,000.


To sell shares through a systematic withdrawal plan, see "Additional Investor Services."

         Shareholder Account Information


SELLING SHARES IN WRITING (CLASSES A, B AND II). In certain circumstances, you will need to make your request to sell shares in writing. Corporations, executors, administrators, trustees or guardians may need to include additional items with a request to sell shares. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

  .  your address of record has changed within the past 30 days

  .  you are selling more than $100,000 worth of shares

  . you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s)

You can generally obtain a signature guarantee from the following sources:

  .  a broker or securities dealer

  .  a federal savings, cooperative or other type of bank

  .  a savings and loan or other thrift institution

  .  a credit union

  .  a securities exchange or clearing agency

A notary public CANNOT provide a signature guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS I)

Class I shares of the Funds are offered exclusively for sale to certain trust institutions, bank trust departments, group plans and employee plans that have an agreement with SunAmerica Capital Services, Inc. to sell Class I shares. Class I shares are also offered to the SunAmerica Aggressive Growth, Moderate Growth and Conservative Growth LifeStage Funds. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial advisor or plan administrator.


OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS X)



Class X shares are offered exclusively for sale to certain group plans including, but not limited to, state-sponsored tuition savings plans that have an agreement with SunAmerica Capital Services, Inc. to sell Class X shares (a "Plan"). Class X shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class X shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Fund shares through the Plan will be of Class X shares. Inquiries regarding the purchase, redemption or exchange of Class X shares or the making or changing of investment choices should be directed to your financial advisor or plan administrator.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS Z)

Class Z shares of the applicable Funds are offered exclusively for sale to participants in the Plan. Such shares may be purchased or redeemed only by the Plan on behalf of individual Plan participants at net asset value without any sales or redemption charge. Class Z shares are not subject to any minimum investment requirements. The Plan purchases and redeems shares to implement the investment choices of individual Plan participants with respect to their contributions in the Plan. All purchases of Fund shares through the Plan will be of Class Z shares.

Inquiries regarding the purchase, redemption or exchange of Class Z shares or the making or changing of investment choices in the Plan should be directed to your Plan's administrator.



TRANSACTION POLICIES (ALL FUNDS AND CLASSES)

VALUATION OF SHARES. The net asset value per share (NAV) for each Fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. The NAV for each Fund also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Fund. As a result, the value of the Fund's shares may change on days when you will not be able to purchase or redeem your shares. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the New York Stock Exchange for the day. All other securities and assets for which market quotations are not readily available are valued at fair value following procedures approved by the Trustees.


BUY AND SELL PRICES. When you buy Class A, Class B or Class II shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell Class A, Class B or Class II shares, you receive the NAV minus any applicable CDSCs. When you buy Class I, Class X or Class Z shares, you pay the NAV. When you sell Class I, Class X or Class Z shares, you receive the NAV.

EXECUTION OF REQUESTS. Each Fund is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Trust receives your request in good order. If the Trust or SunAmerica Capital Services, Inc. receives your order before the Fund's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Trust or SunAmerica Capital Services, Inc. receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial advisor, you should make sure the order is transmitted to the Fund before its close of business. The Trust and SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Each of the Strategic Bond Fund and High Yield Bond Fund may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when such Fund does not price its shares. As a result, the value of these Funds' shares may change on days when you will not be able to purchase or redeem your shares.

If the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Trust to make payment of redemption proceeds wholly or partly in cash, the Trust may pay the redemption price by a distribution in kind of securities from the Trust in lieu of cash. However, the Trust has made an election that requires it to pay a certain portion of redemption proceeds in cash.

At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Trust is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

EXCHANGES. You may exchange shares of a Fund for shares of the same class of any other fund distributed by SunAmerica Capital Services, Inc. Such exchange may constitute a taxable event for United States federal income tax purposes. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange.


Your CDSC schedule will not change if you exchange Class B shares of a fund that you purchased prior to January 2, 2002 for another portfolio or fund's Class B shares (which currently have a longer CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North America Fund into your Fund for another fund's shares, the CDSC schedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.


To protect the interests of other shareholders, we may cancel the exchange privileges of any investors that, in the opinion of the Fund, are using market timing strategies or making excessive exchanges. A fund may change or cancel its exchange privilege at any time, upon 60 days written notice to its shareholders. A fund may also refuse any exchange order without notice.


CERTIFICATED SHARES. Most shares are electronically recorded. If you wish to have certificates for your shares, please call Shareholder Services at 1-800-858-8850, extension 5125, or Dealer Services at extension 5226, for further information. You may sell or exchange certificated shares only by returning the certificates to the Funds, along with a letter of instruction and a signature guarantee. The Funds do not issue certificates for fractional shares.


MULTI-PARTY CHECKS. The Trust may agree to accept a "multi-party check" in payment for Fund shares. This is a check made payable to the investor by another party and then endorsed over to the Trust by the investor. If you use a multi-party check to purchase shares, you may experience processing delays. In addition, the Trust is not responsible for verifying the authenticity of any endorsement and assumes no liability for any losses resulting from a fraudulent endorsement.

ADDITIONAL INVESTOR SERVICES (CLASSES A, B AND II)


To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial advisor, or call Shareholder Services at 1-800-858-8850, extension 5125, or Dealer Services at extension 5226.


DOLLAR COST AVERAGING lets you make regular investments from your bank account to any fund of your choice distributed by SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

         Shareholder Account Information


SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the plan is established. To use:

  .  Make sure you have at least $5,000 worth of shares in your account.

  . Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same Fund is not advantageous to you, because of sales charges).

  . Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

  . Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

  .  Make sure your dividends and capital gains are being reinvested.

You cannot elect the systematic withdrawal plan if you have requested certificates for your shares.

SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares of a Fund periodically for the same class of shares of one or more other funds distributed by SunAmerica Capital Services, Inc. To use:

  . Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.

  . Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

  .  Specify the amount(s). Each exchange must be worth at least $25.

  . Accounts must be registered identically; otherwise a signature guarantee will be required.

ASSET PROTECTION PLAN (OPTIONAL). Anchor National Life Insurance Company offers an Asset Protection Plan to certain investors in the Funds. The benefits of this optional coverage payable at death will be related to the amounts paid to purchase Fund shares and to the value of the Fund shares held for the benefit of the insured persons. However, to the extent the purchased shares are redeemed prior to death, coverage with respect to these shares will terminate.

Purchasers of the Asset Protection Plan are required to authorize periodic redemptions of Fund shares to pay the premiums for this coverage. These redemptions will not be subject to CDSCs but will have the same tax consequences as any other Fund redemptions.

The Asset Protection Plan will be available to eligible persons who enroll for the coverage within a limited time period after shares in any Fund are initially purchased or transferred. In addition, coverage cannot be made available unless Anchor National knows for whose benefit shares are purchased. For instance, coverage cannot be made available for shares registered in the name of your broker unless the broker provides Anchor National with information regarding the beneficial owners of the shares. In addition, coverage is available only to shares purchased on behalf of natural persons between 21 and 75 years of age; coverage is not available with respect to shares purchased for a retirement account. Other restrictions on the coverage apply. This coverage may not be available in all states and may be subject to additional restrictions or limitations. Purchasers of shares should also make themselves familiar with the impact on the Asset Protection Plan coverage of purchasing additional shares, reinvestment of dividends and capital gains distributions and redemptions. Anchor National is a SunAmerica company.

Please call 1-800-858-8850, extension 5660 for more information, including the cost of the Asset Protection Plan option.


RETIREMENT PLANS. SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Roth IRAs, Simple IRAs, SARSEPs, 401(k) plans, 403(b) plans, Individual 401(k) plans, 529 plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by SunAmerica Capital Services, Inc. with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call "Retirement Plans" at 1-800-858-8850, extension 5134.


TAX, DIVIDEND DISTRIBUTION AND ACCOUNT POLICIES

ACCOUNT STATEMENTS. In general, you will receive account statements as follows:

  . after every transaction that affects your account balance (except a dividend reinvestment or automatic purchase from your bank account)

  .  after any changes of name or address of the registered owner(s)

  .  in all other circumstances, quarterly or annually, depending upon the Fund

Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31.

DIVIDENDS. The Funds generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are declared daily and paid monthly. Capital gains distributions, if any, are paid at least annually by the Funds.

DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Fund and share class on which they were paid, unless you elect in writing, not less than five business days prior to the payment date, to receive amounts in excess of $10 in cash. Alternatively, dividends and distributions may be reinvested in any fund distributed by SunAmerica Capital Services, Inc. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial advisor or call Shareholder Services at 1-800-858-8850, extension 5125, or Dealer Services at extension 5226 to change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, Class B and Class II shares of the same Fund shares as a result of the fact that Class I shares are not subject to any distribution fee. Additionally, the per share dividends on Class X and Class Z shares will generally be higher than the per share dividends on Class A, Class B, Class I shares and Class II shares of the same Fund shares as a result of the fact that Class X and Class Z shares are not subject to any distribution or service fee.


TAXABILITY OF DIVIDENDS. As long as a Fund meets the requirements for being a tax-qualified regulated investment company, which each Fund has in the past and intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders. Consequently, dividends you receive from a Fund whether reinvested or taken as cash, are generally considered taxable. Distributions of a Fund's net long-term capital gains are taxable as capital gains; dividends from other sources are generally taxable as ordinary income.

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional. As qualified plans, the employee retirement plans that invest in Class I or Class Z generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisors for information on the tax consequences associated with participating in the plans.

Dividends paid by the Tax Exempt Insured Fund generally will be exempt from federal income taxes, as long as 50% or more of the value of that Fund's assets at the end of each quarter is invested in state, municipal, and other obligations, the interest on which is excluded from gross income for federal tax purposes. As mentioned, at least 80% of the Tax Exempt Insured Fund's assets will be invested in such obligations during normal market conditions. Dividends attributable to interest on taxable bonds, market discount and short-term capital gains, however, will be subject to federal, state and local income tax at ordinary income tax rates, and distribution of net long-term capital gains will be taxable as capital gains. Some shareholders may be subject to federal alternative minimum tax liability. Tax-exempt interest from certain bonds is treated as an item of tax preference, and may be attributed to shareholders. A portion of all tax-exempt interest is includable as an upward adjustment in determining a corporation's alternative minimum taxable income. These rules could make you liable for the alternative minimum income tax (AMT).

"BUYING INTO A DIVIDEND." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

OTHER TAX CONSIDERATIONS. If you are neither a resident nor a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.


By law, each Fund must withhold 30% in the year 2002 and 2003, 29% in the years 2004 and 2005 and 28% in the year 2006 and later years of your distributions and proceeds if you have not provided a correct taxpayer identification number or social security number.


This section summarizes some of the consequences under current United States federal income tax law of an investment in a Fund. It is not a substitute for professional tax advice. Consult your tax advisor about the potential tax consequences of an investment in a Fund under all applicable laws.


SMALL ACCOUNTS (OTHER THAN CLASS I, CLASS X OR CLASS Z). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, you may be charged a $2.00 monthly charge to maintain your account. Your account will not be closed if its drop in value is due to Fund performance or the effects of sales charges.

         More Information About the Funds


                            FUND INVESTMENT STRATEGIES

       Each Fund has its own investment goal and a strategy for pursuing it. The chart summarizes information about each Fund's investment approach. Following this chart is a glossary that further describes the investment and risk terminology that we use. Please review the glossary in conjunction with this chart.


                                                             U.S. GOVERNMENT
                              CORE BOND FUND                 SECURITIES FUND                  GNMA FUND
What is the Fund's        high level of current         high current income          current income, with
investment goal?          income consistent with        consistent with relative     capital appreciation
                          relative safety of capital    safety of capital            as a secondary
                                                                                     objective
------------------------------------------------------------------------------------------------------------------
What principal            fixed income investing        fixed income investing       fixed income investing
investment strategy
does the Fund use
to implement its
investment goal?
------------------------------------------------------------------------------------------------------------------
What are the Fund's       invests, under normal         invests, under normal        invests, under normal
principal investment      market conditions, at least   market conditions, at        market conditions, at
techniques?               80% of its assets in          least 80% of its assets      least 80% of its assets
                          bonds. Active trading of      in securities of             in mortgage-backed
                          investment-grade              high credit quality issued   securities
                          fixed-income securities, or   or guaranteed by the         guaranteed by the
                          in securities issued or       U.S. government, or          Government National
                          guaranteed by the U.S.        any agency or                Mortgage Association
                          government and                instrumentality thereof      without regard to the
                          mortgage-backed or asset-     without regard to the        maturities of such
                          backed securities without     maturities of such           securities. The Fund's
                          regard to the maturities of   securities. The Fund's       assets include its net
                          such securities. The          assets include its net       assets plus any
                          Fund's assets include its     assets plus any              borrowing for
                          net assets plus any           borrowing for                investment purposes.
                          borrowing for investment      investment purposes.
                          purposes.
------------------------------------------------------------------------------------------------------------------
What are the Fund's       .Short-term money             .Mortgage-backed             .U.S. Government
other significant           market instruments            securities                   securities
(non-principal)           .Zero-coupon securities       .Short-term money            .Short-term money
investments?              .When issued/delayed            market instruments            market instruments
                            delivery transactions       .Zero-coupon                 .When issued/delayed
                                                          securities                   delivery transactions
                                                        .When issued/delayed
                                                          delivery transactions
------------------------------------------------------------------------------------------------------------------
What other types of       .Defensive instruments        .Defensive instruments       .Defensive  instruments
securities may the Fund   .Derivatives                  .Securities lending (up      .Securities lending (up
normally invest in as     .Securities lending (up         to 33%)                      to 33%)
part of efficient           to 33%)                     .Borrowing for               .Borrowing for
portfolio management      .Borrowing for                  temporary or                 temporary or
and which may               temporary or                  emergency purposes           emergency purposes
produce some                emergency purposes            (up to 5%)                   (up to 5%)
income?                     (up to 33 1/3%)
------------------------------------------------------------------------------------------------------------------
What risks may affect     Principal Risks:              Principal Risks:             Principal Risks:
the Fund?                 .bond market volatility       .securities selection        .securities selection
                          .credit quality              .interest rate fluctuations   .interest rate fluctuations
                         .interest rate fluctuations    .bond market volatility      .bond market volatility
                          .securities selection
                          .prepayment                   Non-Principal Risks:         Non-Principal Risks:
                                                        .prepayment                  .prepayment
                          Non-Principle Risks:          .illiquidity                 .illiquidity
                          .foreign exposure             .hedging                     .hedging
                          .illiquidity

------------------------------------------------------------------------------------------------------------------


               STRATEGIC BOND                          HIGH YIELD BOND                    TAX EXEMPT INSURED
                    FUND                                    FUND                                 FUND
high level of total return                    high level of total return         as high a level of current income
                                                                                 exempt from federal income taxes
                                                                                 as is consistent with preservation of
                                                                                 capital
----------------------------------------------------------------------------------------------------------------------
fixed income investing                        fixed income investing             fixed income investing
----------------------------------------------------------------------------------------------------------------------
invests, under normal market conditions,      invests, under normal market       invests, under normal market
at least 80% of its assets in bonds. Active   conditions, at least 80% of its    conditions, at least 80% of its
trading of a broad range of income            assets in below-investment grade   assets in tax-exempt municipal
securities bonds, including both              U.S. and foreign junk bonds (rated bonds that, in addition to having
investment and non-investment grade           below Baa by Moody's and below     income exempt from federal
bonds which may include "junk bonds",         BBB by S&P) without regard to      income tax, also are insured as to
U.S. Government and agency obligations,       the maturities of such securities. the scheduled payment of
mortgage- backed securities, without          For purposes of this policy, bonds principal and interest for as long as
regard to the maturities of such securities.  include fixed-income securities    such bonds are held by the Fund,
The Fund's assets include its net assets plus other than short-term commercial   without regard to the maturities of
any borrowing for investment purposes.        paper and preferred stock.         such securities. The Fund's assets
                                              The Fund's assets include its      include its net assets plus any
                                              net assets plus any borrowing      borrowing for investment
                                              for investment purposes.           purposes.

----------------------------------------------------------------------------------------------------------------------
..Zero-coupon securities                       .Foreign securities                .Short-term money market
..Mortgage-backed securities                   .Short-term money market             instruments
..Short-term money market                        instruments                      .Illiquid securities
  instruments                                 .Zero-coupon securities
..Equity Securities                            .Equity Securities
..Foreign Securities
----------------------------------------------------------------------------------------------------------------------
..Defensive instruments                        .Defensive instruments             .Defensive instruments
..Securities lending (up to 33%)               .Securities lending (up to         .Derivatives
..Borrowing for temporary or                     33%)                             .Securities lending (up to 33%)
  emergency purposes (up to                   .Borrowing for temporary or          Borrowing for temporary or
  33 1/3%)                                      emergency purposes (up to          emergency purposes (up to 5%)
                                                33 1/3%)
----------------------------------------------------------------------------------------------------------------------
Principal Risks:                              Principal Risks:                   Principal Risks:
..bond market volatility                       .bond market volatility            .securities selection
..foreign exposure                             .credit quality                    .interest rate fluctuations
..interest rate fluctuations                   .interest rate fluctuations        .credit quality
..securities selection                         .securities selection              .bond market volatility

Non-Principal Risk:                           Non-Principal Risks:               Non-Principal Risks:
..illiquidity                                  .foreign exposure                  .illiquidity
                                              .illiquidity                       .prepayment
                                                                                 .derivatives
                                                                                 .hedging
----------------------------------------------------------------------------------------------------------------------

         More Information About the Funds

       GLOSSARY

       The two best-known debt rating agencies are Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. "Investment grade" refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's or determined to be of comparable quality by the Adviser.
INVESTMENT TERMINOLOGY

CAPITAL APPRECIATION is growth of the value of an investment.

PRESERVATION OF CAPITAL means investing in a manner that tries to protect the value of an investment against market movements and other economic events.

TOTAL RETURN is achieved through both growth of capital and income.

FIXED-INCOME SECURITIES provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a senior fixed-income security is obligated to make payments on this security ahead of other payments to security holders. An INVESTMENT GRADE fixed-income security is rated in one of the top four ratings categories by a debt rating agency (or is considered of comparable quality by the Adviser).


A BOND includes all fixed-income securities other than short-term commercial paper and preferred stock.


A HIGH YIELD BOND is a high risk bond that does not meet the credit quality standards of investment grade securities.

U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

A MUNICIPAL BOND is a debt obligation of a state or local government entity, which may support general governmental needs or special projects.

ASSET-BACKED SECURITIES issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties.

MORTGAGE-BACKED SECURITIES directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others.

SHORT-TERM MONEY MARKET INSTRUMENTS include short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Fund with sufficient liquidity to meet redemptions and cover expenses.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Fund will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Fund takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Fund may not achieve its investment goal.

THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) is a government owned corporation and a federal agency. GNMA guarantees, with the full faith and credit of the U.S. Government, full and timely payment of all monthly principal and interest payments on the mortgage-backed pass-through securities which it issues. Shares of the Fund itself are not guaranteed or insured by the U.S. government or any government entity.

FOREIGN SECURITIES are issued by companies located outside of the United States and include securities issued by companies located in emerging markets and foreign debt obligations. Foreign securities may include American Depositary Receipts (ADRS) or other similar securities that convert into foreign securities such as European Depository Receipts (EDRS) and Global Depository Receipts (GDRS).

ILLIQUID SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

A DERIVATIVE INSTRUMENT is a contract, such as an option or a future, whose value is based on the performance of an underlying financial instrument.


OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money at an agreed-upon price that may depend on the performance of one or more underlying assets or a market or economic index.


A ZERO-COUPON SECURITY is a security that makes no periodic interest payments but instead is sold at a deep discount from its face value.

EQUITY SECURITIES. Include common and preferred stocks, convertible securities, warrants and rights.

WHEN-ISSUED/DELAYED DELIVERY TRANSACTIONS generally involve the purchase or sale of a security with payment and delivery at some time in the future--i.e. beyond normal settlement.

SECURITIES LENDING involves a loan of securities by a Fund in exchange for cash or collateral. The Fund earns interest on the loan while retaining ownership of the security.

A Fund may BORROW for temporary or emergency purposes including to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on a Fund's portfolio. Borrowing will cost a Fund interest expense and other fees. The costs of borrowing may reduce a Fund's return.

FUTURE DEVELOPMENTS refer to securities and other instruments which do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus will be amended or supplemented as appropriate to discuss any such new investments.

RISK TERMINOLOGY

BOND MARKET VOLATILITY: The bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Fund's portfolio.

SECURITIES SELECTION: A strategy used by a Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue HIGH YIELD or "JUNK" BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other asset-backed securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Fund may exhibit price characteristics of longer-term debt securities.

FOREIGN EXPOSURE: Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. Historical experience indicates that the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

ILLIQUIDITY: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

DERIVATIVES: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains. The Funds are not required to engage in hedging.

         Fund Management
==================================


ADVISER. SunAmerica Asset Management Corp. selects and manages the investments, provides various administrative services, and supervises the daily business affairs of each Fund, except to the extent it has delegated portfolio management of a Fund to a subadviser. SunAmerica Asset Management Corp. is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered approximately $41 billion of assets as of December 31, 2001. In addition to managing the Funds, SunAmerica serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, SunAmerica Style Select Series, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I, VALIC Company II, SunAmerica Series Trust and SunAmerica Strategic Investment Series, Inc.



For the fiscal year ended March 31, 2002, each Fund paid the Adviser a fee equal to the following percentage of average daily net assets:



             Fund                Fee
             ----                ---

U.S. Government Securities Fund 0.64%

GNMA Fund                       0.47%

Strategic Bond Fund             0.65%

High Yield Bond Fund            0.75%

Tax Exempt Insured Fund         0.50%

Core Bond Fund                  0.60%


The Fixed Income Investment Team of SunAmerica is responsible for the portfolio management of the U.S. Government Securities Fund and the GNMA Fund. The Team is composed of four portfolio managers and research analysts.


AIG Global Investment Corp. ("AIGGIC"), Subadviser to the SunAmerica Core Bond Fund, SunAmerica Strategic Bond Fund, SunAmerica High Yield Bond Fund and the SunAmerica Tax Exempt Insured Fund, is located at 175 Water Street, New York, NY 10038, and is responsible for the investment decisions for the Funds. AIGGIC is an affiliate of SunAmerica. As of March 31, 2002, AIGGIC and its affiliated investment management companies had approximately $284.7 billion under management. SunAmerica, and not the Funds, compensates AIGGIC for its services.



Steven Guterman is the portfolio manager for Strategic Bond Fund. He is Senior Managing Director of AIGGIC, having joined in 2001. From 1998 to 2001, he was an employee of American General Investment Management, L.P., where he was Executive Vice President. Mr. Guterman served as Managing Director of Salomon Brothers, Inc. from 1996 to 1998 and as Senior Portfolio Manager and head of the U.S. Fixed Income Portfolio Group from 1990 to 1998.


Rich Mercante is the portfolio manager for Core Bond Fund. Mr. Mercante is a Vice President of AIGGIC where he is the Head of Investment-Grade Government/Corporate Bonds. He is also a Vice President and Chief Investment Officer of AIG's Domestic Life Companies. Additionally, Mr. Mercante is a member of AIG's Global Asset Allocation Committee where he participates in investment policy discussions and decisions. Prior to joining AIGGIC's investment staff in 1994, Mr. Mercante spent eight years at Dean Witter InterCapital as a Senior Portfolio Manager responsible for managing the Dean Witter Strategist Fund as well as the fixed income assets of institutional clients.





Investment decisions for the High Yield Bond Fund are made by a team, headed by Gordon Massie. Mr. Massie is Managing Director of AIGGIC, having joined in 2001. From 1995 to 2001, he was employed by American General Investment Management, L.P. or its prior indirect parent, where he was Executive Vice President and Head of Public High Yield Portfolio Management and Trading.



Bill Fish is the portfolio manager for the Tax Exempt Insured Fund. Mr. Fish is a Managing Director and head of the Tax-Exempt Fixed Income Group at AIGGIC. Prior to joining AIG in 1996, Mr. Fish spent 20 years as a sell-side research analyst, managing the municipal research group at Donaldson, Lufkin & Jenrette and then co-managing the research group ABN AMRO Securities (USA).


DISTRIBUTOR. SunAmerica Capital Services, Inc. distributes each Fund's shares. The Distributor, a SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Fund's Class A, Class B and Class II 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor) in connection with sales of shares of a Fund. This compensation may include (i) full re-allowance of the front-end sales charge on Class A shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class II shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Fund's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.


ADMINISTRATOR. SunAmerica Fund Services, Inc. assists the Funds' transfer agent in providing shareholder services. The Administrator, a SunAmerica company, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B, Class II, Class I and Class X shares. For Class Z, the Administrator receives reimbursements from the Funds of its costs, which include all direct transfer agency fees and out-of-pocket expenses allocated to providing services to Class Z shares.


The Adviser, Distributor and Administrator are all located in The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

         Financial Highlights


The Financial Highlights table for each Fund is intended to help you understand the Fund's financial performance for the past 5 years or since inception. Certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, are incorporated by reference in the Statement of Additional Information (SAI), which is available upon request.


CORE BOND FUND+


                                              Net gain                          Distri-
                                             (loss) on                          butions            Net                 Net
                      Net Asset             Investments             Dividends  in excess          Asset              Assets
                       Value,      Net         (both     Total from  from net    of net   Returns Value,             end of
Period                beginning Investment  realized and Investment Investment Investment   of    end of   Total     Period
Ended                 of period Income/(1)/ unrealized)  Operations   Income     income   capital period Return/(2)/ (000's)
------                --------- ----------  ------------ ---------- ---------- ---------- ------- ------ ----------  --------
                                                                     Class A
                                                                     -------       -         -
10/31/97.............  $10.34     $0.67        $ 0.18      $ 0.85     $(0.67)    $   --   $   --  $10.52     8.57%   $  7,110
10/31/98.............   10.52      0.68          0.10        0.78      (0.67)        --       --   10.63     7.63       6,730
10/31/99.............   10.63      0.66         (0.77)      (0.11)     (0.67)        --       --    9.85    (1.08)      3,507
10/31/00.............    9.85      0.62         (0.21)       0.41      (0.59)     (0.01)   (0.06)   9.60     4.35       3,858
10/31/01.............    9.60      0.55          0.65        1.20      (0.51)        --       --   10.29    12.85       5,901
11/1/01-3/31/02......   10.29      0.20         (0.48)      (0.28)     (0.19)        --       --    9.82    (2.77)      5,312
                                                                     Class B
                                                                     -------       -         -
10/31/97.............  $10.33     $0.60        $ 0.20      $ 0.80     $(0.61)    $   --   $   --  $10.52     8.05%   $  4,613
10/31/98.............   10.52      0.61          0.10        0.71      (0.61)        --       --   10.62     6.93       4,845
10/31/99.............   10.62      0.59         (0.75)      (0.16)     (0.61)        --       --    9.85    (1.56)      4,295
10/31/00.............    9.85      0.58         (0.24)       0.34      (0.54)     (0.01)   (0.05)   9.59     3.70       4,937
10/31/01.............    9.59      0.48          0.64        1.12      (0.45)        --       --   10.26    11.93       6,444
11/1/01-3/31/02......   10.26      0.17         (0.49)      (0.32)     (0.16)        --       --    9.78    (3.14)      3,220
                                                                     Class II
                                                                     --------      -         -
10/31/97.............  $10.33     $0.60        $ 0.20      $ 0.80     $(0.61)    $   --   $   --  $10.52     8.05%   $  6,109
10/31/98.............   10.52      0.61          0.10        0.71      (0.61)        --       --   10.62     6.93       5,532
10/31/99.............   10.62      0.59         (0.75)      (0.16)     (0.61)        --       --    9.85    (1.56)      4,593
10/31/00.............    9.85      0.57         (0.23)       0.34      (0.54)     (0.01)   (0.05)   9.59     3.70       2,778
10/31/01.............    9.59      0.48          0.64        1.12      (0.45)        --       --   10.26    11.93       4,541
11/1/01-3/31/02......   10.26      0.18         (0.49)      (0.31)     (0.16)        --       --    9.79    (3.04)      3,772
                                                                     Class I
                                                                     -------       -         -
7/10/00-10/31/00/(3)/  $ 9.65     $0.19        $(0.02)     $ 0.17     $(0.18)    $   --   $(0.02) $ 9.62    1.85%//  $ 19,971
10/31/01.............    9.62      0.57          0.65        1.22      (0.52)        --       --   10.32    13.01      22,782
11/1/01-3/31/02......   10.32      0.21         (0.52)      (0.31)     (0.19)        --       --    9.82    (3.01)     21,707
                                                                     Class Z
                                                                     -------       -         -
7/10/00-10/31/00/(3)/  $ 9.64     $0.19        $(0.03)     $ 0.16     $(0.18)    $   --   $(0.02) $ 9.60    1.81%//  $317,842
10/31/01.............    9.60      0.59          0.65        1.24      (0.55)        --       --   10.29    13.37     323,570
11/1/01-3/31/02......   10.29      0.21         (0.47)      (0.26)     (0.21)        --       --    9.82    (2.57)    297,081


                                        Ratio of
                                          net
                        Ratio of       Investment
                        expenses       Income to
Period                 to average       average       Portfolio
Ended                  net assets      net assets     Turnover
------                ----------      ----------      ---------


10/31/97.............    1.25%/(5)/      6.54%/(5)/       65%
10/31/98.............    1.25/(5)/       6.45/(5)/        48
10/31/99.............    1.25/(5)/       4.77/(5)/        43
10/31/00.............    1.29/(5)/       6.45/(5)/        94
10/31/01.............    1.31/(5)/        5.5/(5)/       215
11/1/01-3/31/02......    1.33/(4)(5)/    5.03/(4)(5)/     94


10/31/97.............    1.90%/(5)/      5.89%/(5)/       65%
10/31/98.............    1.90/(5)/       5.81/(5)/        48
10/31/99.............    1.90/(5)/       5.77/(5)/        43
10/31/00.............    1.95/(5)/       5.95/(5)/        94
10/31/01.............    1.97/(5)/       4.88/(5)/       215
11/1/01-3/31/02......    1.98/(4)(5)/    4.36/(4)(5)/     94


10/31/97.............    1.90%/(5)/      5.89%/(5)/       65%
10/31/98.............    1.90/(5)/       5.81/(5)/        48
10/31/99.............    1.90/(5)/       5.70/(5)/        43
10/31/00.............    1.95/(5)/       5.84/(5)/        94
10/31/01.............    1.97/(5)/       4.79/(5)/       215
11/1/01-3/31/02......    1.98/(4)(5)/    4.39/(4)(5)/     94


7/10/00-10/31/00/(3)/    1.16%/(4)/      6.18%/(4)/       94%
10/31/01.............    1.22/(5)/       5.68/(5)/       215
11/1/01-3/31/02......    1.23/(4)(5)/    5.12/(4)(5)/     94


7/10/00-10/31/00/(3)/    0.95%/(4)/      6.39%/(4)/       94%
10/31/01.............    0.97/(5)/       5.97/(5)/       215
11/1/01-3/31/02......    0.74/(4)(5)/    5.62/(4)(5)/     94

--------

+ In conjunction with the reorganization, Class C was redesignated as Class II and Class II was redesignated as Class Z.

(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load.



(3) Commencement of sale of respective class of shares.


(4) Annualized.




(5) Net of the following expense reimbursements (based on average net assets):



                        10/31/97 10/31/98 10/31/99 10/31/00    10/31/01 3/31/02/(4)/
           -            -------- -------- -------- --------    -------- -----------
Core Bond Fund Class A.   0.37%    0.29%    0.45%    0.49%       0.04%     0.19%
Core Bond Fund Class B.   0.43     0.30     0.49     0.50        0.03      0.32
Core Bond Fund Class II   0.39     0.30     0.48     0.54        0.04      0.32
Core Bond Fund Class I.     --       --       --       --        0.03      0.13
Core Bond Fund Class Z.     --       --       --     0.01/(4)/   0.03      0.02

U.S. GOVERNMENT SECURITIES FUND



                   Net Asset              Net gain (loss)            Dividends  Net Asset             Net Assets   Ratio of
                    Value,      Net       on Investments  Total from  from net   Value,                 end of     expenses
Period             beginning Investment   (both realized  Investment Investment  end of     Total       Period    to average
Ended              of period Income/(1)/  and unrealized) Operations   Income    period   Return/(2)/  (000's)    net assets
-----              --------- ----------   --------------- ---------- ---------- --------- ----------  ---------- ----------
                                                                      Class A
                                                                      -------
3/31/98...........   $8.35     $0.58          $ 0.21        $0.79      $(0.48)    $8.66      9.62%     $ 97,496     1.63%
3/31/99...........    8.66      0.49           (0.07)        0.42       (0.43)     8.65      4.91       135,734     1.50
3/31/00...........    8.65      0.44           (0.37)        0.07       (0.41)     8.31      0.89       150,975     1.51/(5)/
3/31/01...........    8.31      0.45            0.60         1.05       (0.45)     8.91     13.06       169,524     1.49/(5)/
3/31/02...........    8.91      0.37/(6)/      (0.08)        0.29       (0.40)     8.80      3.25       187,615     1.42/(5)/
                                                                      Class B
                                                                      -------
3/31/98...........   $8.36     $0.52          $ 0.20        $0.72      $(0.42)    $8.66      8.80%     $207,950     2.26%
3/31/99...........    8.66      0.45           (0.09)        0.36       (0.37)     8.65      4.25       113,521     2.15
3/31/00...........    8.65      0.40           (0.38)        0.02       (0.36)     8.31      0.23        42,273     2.18/(5)/
3/31/01...........    8.31      0.39            0.61         1.00       (0.40)     8.91     12.29        32,085     2.17/(5)/
3/31/02...........    8.91      0.31/(6)/      (0.08)        0.23       (0.34)     8.80      2.55        38,878     2.09/(5)/
                                                                      Class II
                                                                      --------
6/01/99-3/31/00(3)   $8.49     $0.31          $(0.20)       $0.11      $(0.28)    $8.32      1.30%     $    907     2.20%/(4)(5)/
3/31/01...........    8.32      0.37            0.61         0.98       (0.39)     8.91     12.10         3,303     2.20/(5)/
3/31/02...........    8.91      0.29/(6)/      (0.09)        0.20       (0.32)     8.79      2.40        12,209     2.10/(5)/


                   Ratio of net
                    Investment
                    Income to
Period               average         Portfolio
Ended               net assets       Turnover
-----              ------------      ---------


3/31/98...........     6.73%             229%
3/31/99...........     5.72              291
3/31/00...........     5.33/(5)/         717
3/31/01...........     5.27/(5)/       1,561
3/31/02...........     4.12/(6)/         570


3/31/98...........     6.11%             229%
3/31/99...........     5.10              291
3/31/00...........     4.69/(5)/         717
3/31/01...........     4.59/(5)/       1,561
3/31/02...........     3.42/(5)(6)/      570


6/01/99-3/31/00(3)     4.50%/(4)(5)/     717%
3/31/01...........     4.48/(5)/       1,561
3/31/02...........     3.33/(5)(6)/      570

--------
(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load.
(3) Commencement of sale of respective class of shares.
(4) Annualized.
(5) Net of the following expense reimbursements (based on average net assets):


                                                3/31/00    3/31/01 3/31/02
                         -                     -------     ------- -------
      U.S. Government Securities Fund Class B.    --          --    0.01%
      U.S. Government Securities Fund Class II  0.86%/(4)/  1.18%   0.16





(6) As disclosed in the Notes to the Financial Statements, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The per share effect of this change for the year ended March 31, 2002 on investment income and realized and unrealized gains and losses was less than $0.01 per share for all classes of shares. The effect of this change was to decrease the ratio of net investment income to average net assets by 0.11% for all classes of shares. Per share data and ratios for periods prior to March 31, 2002 have not been restated to reflect this change in accounting policy.

         Financial Highlights



GNMA FUND


                                                  Net gain
                                                  (loss) on
                                                 Investments   Total    Dividends Distri-           Net               Net
                          Net Asset    Net          (both       from    from net  butions          Asset            Assets
                           Value,    Invest-      realized    Invest-    Invest-    from    Total  Value,           end of
Period                    beginning    ment          and        ment      ment    capital  distri- end of   Total   period
Ended                     of period Income/(1)/  unrealized) operations  Income    gains   butions period Return(2) (000's)
------                    --------- ----------   ----------- ---------- --------- -------- ------- ------ --------- --------
                                                                                  Class A
                                                                                  -------
3/31/98..................  $10.39     $0.62        $ 0.63      $1.25     $(0.59)   $(0.02) $(0.61) $11.03   12.29%  $ 31,628
3/31/99..................   11.03      0.57          0.11       0.68      (0.53)    (0.50)  (1.03)  10.68    6.21     35,809
3/31/00..................   10.68      0.53         (0.29)      0.24      (0.50)       --   (0.50)  10.42    2.40     44,155
3/31/01..................   10.42      0.61          0.72       1.33      (0.62)    (0.01)  (0.63)  11.12   13.10     72,092
3/31/02..................   11.12      0.51/(7)/    (0.03)      0.48      (0.51)    (0.32)  (0.83)  10.77    4.45    118,440
                                                                                  Class B
                                                                                  -------
3/31/98..................  $10.42     $0.55        $ 0.63      $1.18     $(0.52)   $(0.02) $(0.54) $11.06   11.54%  $ 18,837
3/31/99..................   11.06      0.50          0.12       0.62      (0.46)    (0.50)  (0.96)  10.72    5.63     26,061
3/31/00..................   10.72      0.46         (0.30)      0.16      (0.44)       --   (0.44)  10.44    1.55     22,376
3/31/01..................   10.44      0.53          0.74       1.27      (0.55)    (0.01)  (0.56)  11.15   12.45     38,190
3/31/02..................   11.15      0.44/(7)/    (0.03)      0.41      (0.44)    (0.32)  (0.76)  10.80    3.78     90,011
                                                                                  Class II
                                                                                  --------
6/01/99-3/31/00/(3)/.....  $10.52     $0.37        $(0.09)     $0.28     $(0.34)   $   --  $(0.34) $10.46    2.72%  $  1,406
3/31/01..................   10.46      0.49          0.77       1.26      (0.55)    (0.01)  (0.56)  11.16   12.33     15,851
3/31/02..................   11.16      0.44/(7)/    (0.03)      0.41      (0.44)    (0.32)  (0.76)  10.81    3.78     36,258
                                                                                  Class I
                                                                                  -------
11/16/01-3/31/02/(3)/....  $11.27     $1.18/(7)/   $(1.15)     $0.03     $(0.19)   $(0.32) $(0.51) $10.79    0.31%  $     51
                                                                                  Class X
                                                                                  -------
3/19/02-3/31/02/(3)/.....  $10.80     $0.02/(7)/   $(0.01)     $0.01     $(0.02)   $   --  $(0.02) $10.79    0.08%  $    106



                              Ratio of
                              expenses          Ratio of net
                                 to              Investment
                              average              Income
Period                          net              to average          Portfolio
Ended                          assets            net assets          Turnover
------                    --------           ------------            ---------


3/31/98..................   1.47%                5.75%                  529%
3/31/99..................   1.41                 5.19                   456
3/31/00..................   1.37/(5)/            5.06/(5)/              910
3/31/01..................   0.99/(5)/            5.78/(5)/              833
3/31/02..................   0.99/(5)(6)/         4.61/(5)(6)(7)/        537


3/31/98..................   2.13%                5.09%                  529%
3/31/99..................   2.07                 4.53                   456
3/31/00..................   2.03                 4.41/(5)/              910
3/31/01..................   1.64/(5)/            5.11/(5)/              833
3/31/02..................   1.64/(5)(6)/         3.96/(5)(6)(7)/        537


6/01/99-3/31/00/(3)/.....   2.10%/(4)(5)/        4.34%/(4)(5)/          910%
3/31/01..................   1.64(5)              4.99(5)                833
3/31/02..................   1.64/(5)(6)/         3.96/(5)(6)(7)/        537


11/16/01-3/31/02/(3)/....   0.89%/(4)(5)(6)/     4.81%/(4)(5)(6)(7)/    537%


3/19/02-3/31/02/(3)/.....   0.89%/(4)(5)(6)/     3.84%/(4)(5)(6)(7)/    537%

--------


(1) Calculated based upon average shares outstanding.
(2) Total return is not annualized and does not reflect sales load.
(3) Commencement of sale of respective class of shares.
(4) Annualized.

(5) Net of the following expense reimbursements and custody credits, if applicable (based on average net assets):



                                   3/31/00    3/31/01  3/31/02
                                  -------     ------- -------
               GNMA Fund Class A.    --        0.30%    0.19%
               GNMA Fund Class B.    --        0.33     0.19
               GNMA Fund Class II  1.98%/(4)/  0.62     0.21
               GNMA Fund Class I.    --          --     2.00/(4)/
               GNMA Fund Class X.    --          --    56.17/(4)/



(6) The ratios reflect an expense cap of 0.99%, 1.64% and 1.64% for Class A, Class B and Class II, respectively, which are net of custody credits of 0.01% for Class A, Class B, and Class II or waivers/reimbursements if applicable. Custody credits for Class I and X are less than 0.01%.


(7) As disclosed in the Notes to the Financial Statements, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The per share effect of this change for the year ended March 31, 2002 on investment income and realized and unrealized gains and losses was less than $0.01 per share for all classes of shares. The effect of this change was to decrease the ratio of net investment income to average net assets by 0.03% for all classes of shares. Per share data and ratios for periods prior to March 31, 2002 have not been restated to reflect this change in accounting policy.

STRATEGIC BOND FUND**







                                           Net gain
                  Net Asset               (loss) on                            Dividends   Distributions
                   Value,                investments              Dividends    from net    in excess of
                  beginning    Net          (both     Total from   from net  realized gain      net                 Net Asset
                     of     investment   realized and investment  investment      on        investment   Returns of Value, end
Period Ended       period+  income(1)+   unrealized)+ operations+  income+   investments+     income+     capital+  of period+
------------      --------- ----------   ------------ ----------- ---------- ------------- ------------- ---------- ----------
                                                                                            Class A
                                                                                            -------
10/31/97.........   $3.84     $0.27         $ 0.11      $ 0.38      $(0.33)     $(0.07)       $   --       $   --     $3.82
10/31/98.........    3.82      0.26          (0.25)       0.01       (0.26)      (0.05)           --           --      3.52
10/31/99.........    3.52      0.28          (0.20)       0.08       (0.29)      (0.02)           --           --      3.29
10/31/00.........    3.29      0.28          (0.14)       0.14       (0.25)         --         (0.01)       (0.04)     3.13
10/31/01.........    3.13      0.28          (0.09)       0.19       (0.28)         --            --           --      3.04
11/01/01-3/31/02.    3.04      0.11/(6)/     (0.03)       0.08       (0.12)         --            --           --      3.00
                                                                                            Class B
                                                                                            -------
10/31/97.........   $3.85     $0.25         $ 0.11      $ 0.36      $(0.31)     $(0.07)       $   --       $   --     $3.83
10/31/98.........    3.83      0.24          (0.25)      (0.01)      (0.24)      (0.05)           --           --      3.53
10/31/99.........    3.53      0.26          (0.21)       0.05       (0.26)      (0.02)           --           --      3.30
10/31/00.........    3.30      0.26          (0.14)       0.12       (0.23)         --         (0.01)       (0.04)     3.14
10/31/01.........    3.14      0.26          (0.09)       0.17       (0.26)         --            --           --      3.05
11/01/01-3/31/02.    3.05      0.10/(6)/     (0.04)       0.06       (0.11)         --            --           --      3.00
                                                                                           Class II*
                                                                                           ---------
10/31/97.........   $3.85     $0.25         $ 0.12      $ 0.37      $(0.31)     $(0.07)       $   --       $   --     $3.84
10/31/98.........    3.84      0.24          (0.25)      (0.01)      (0.24)      (0.06)           --           --      3.53
10/31/99.........    3.53      0.26          (0.20)       0.06       (0.26)      (0.02)           --           --      3.31
10/31/00.........    3.31      0.26          (0.16)       0.10       (0.23)         --         (0.01)       (0.03)     3.14
10/31/01.........    3.14      0.26          (0.09)       0.17       (0.26)         --            --           --      3.05
11/01/01-3/31/02.    3.05      0.10/(6)/     (0.03)       0.07       (0.11)         --            --           --      3.01
                                                                                            Class I
                                                                                            -------
7/10/00-10/31/00@   $3.21     $0.08         $(0.08)     $(0.00)     $(0.07)     $   --        $(0.00)      $(0.01)    $3.13
10/31/01.........    3.13      0.29          (0.09)       0.20       (0.29)         --            --           --      3.04
11/01/01-3/31/02.    3.04      0.11/(6)/     (0.03)       0.08       (0.12)         --            --           --      3.00



                              Net                         Ratio of net
                            Assets,    Ratio of            investment
                            end of    expense to           income to
                    Total   period     average              average           Portfolio
Period Ended      Return(2) (000's)   net assets           net assets         Turnover
------------      --------- ------- ----------         ------------           ---------

                       -                     -
10/31/97.........   10.57%  $15,924    1.50%/(5)/          7.25%/(5)/            193%
10/31/98.........    0.22    15,296    1.50/(5)/           7.02/(5)/             162
10/31/99.........    2.10     8,997    1.50/(5)/           8.21/(5)/             119
10/31/00.........    4.09     6,439    1.55/(5)/           8.70/(5)/              46
10/31/01.........    6.48     8,478    1.57/(5)/           9.07/(5)/              49
11/01/01-3/31/02.    2.46    35,365    1.52/(3)(4)(5)/     8.09/(3)(4)(5)(6)/     99

                       -                     -
10/31/97.........    9.86%  $34,590    2.15%/(5)/          6.60%/(5)/            193%
10/31/98.........   (0.43)   29,210    2.15/(5)/           6.39/(5)/             162
10/31/99.........    1.56    21,340    2.15/(5)/           7.58/(5)/             119
10/31/00.........    3.33    15,131    2.20/(5)/           8.00/(5)/              46
10/31/01.........    5.65     9,964    2.21/(5)/           8.41/(5)/              49
11/01/01-3/31/02.    2.05    26,892    2.19/(3)(4)(5)/     7.48/(3)(4)(5)(6)/     99

                       -                     -
10/31/97.........    9.86%  $32,683    2.15%/(5)/          6.60%/(5)/            193%
10/31/98.........   (0.43)   33,537    2.15/(5)/           6.37/(5)/             162
10/31/99.........    1.56    20,749    2.15/(5)/           7.57/(5)/             119
10/31/00.........    3.32    13,056    2.20/(5)/           8.04/(5)/              46
10/31/01.........    5.65    11,461    2.22/(5)/           8.41/(5)/              49
11/01/01-3/31/02.    2.25    14,289    2.22/(3)(4)(5)/     7.34/(3)(4(5))(6)/     99

                       -                     -
7/10/00-10/31/00@   (0.10)% $ 2,636    1.45%/(4)(5)/       7.87%/(4(5))(6)/       46%
10/31/01.........    6.63     2,811    1.46/(5)/           9.17/(5)/              49
11/01/01-3/31/02.    2.59     2,872    1.44/(3)(4)(5)/     8.13/(3)(4)(5)(6)/     99

--------

* In conjunction with fund merger, Class C was redesignated as Class II.


** The financial information for the fiscal periods prior to November 16, 2001 reflect the financial information of the North American Strategic Income Fund, which was reorganized in SunAmerica Strategic Bond Fund on that date.


+ Prior to the fund merger, the North American Strategic Income Fund issued a stock split. The per share information for all periods prior to the stock split have been restated. For amounts reflecting activity subsequent to November 16, 2001, no restatement was necessary. See note 2 of the Fund's Annual Report for further discussions.


@ Inception of the class.


(1) Calculated based upon average shares outstanding.


(2) Total return is not annualized and does not reflect sales load.


(3) The ratios reflect an expense cap of 2.22%, and 1.44% for Class II and Class I, respectively, which is net of custody credits of 0.03% for these classes. Class A and Class B are gross of custody credits of 0.03%.


(4) Annualized.


(5) Net of the following expense reimbursements and custody credits, for funds with an expense cap (based on average net assets):



                                         10/31/97 10/31/98 10/31/99 10/31/00    10/31/01 03/31/02/(4)/
                                         -------- -------- -------- --------    -------- ------------
Strategic Bond Fund Class A.............   0.11%    0.06%    0.17%    0.32%       0.17%      0.01%
Strategic Bond Fund Class B.............   0.08     0.06     0.17     0.32        0.18       0.01
Strategic Bond Fund Class II............   0.09     0.06     0.17     0.32        0.17       0.08
Strategic Bond Fund Class I.............     --       --       --     0.26/(4)/   0.18       0.24



(6) As disclosed in the Notes to the Financial Statements, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The effect of this change for the year ended March 31, 2002 on net investment income and realized and unrealized gains and losses was less than $0.01 per share for all classes of shares. The effect of this change on the ratio of net investment income to average net assets was less than 0.01% for all classes. Per share data and ratios for periods prior to March 31, 2002 have not been restated to reflect this change in accounting policy.

         Financial Highlights





HIGH YIELD BOND FUND**







                                           Net gain
                  Net Asset               (loss) on                                                 Net
                   Value,                investments              Dividends                       Assets,    Ratio of
                  beginning    Net          (both     Total from   from net  Net Asset            end of    expense to
Period               of     investment   realized and investment  investment Value, end   Total   period     average
Ended              period+  income(1)+   unrealized)+ operations+  income+   of period+ Return(2) (000's)   net assets
------            --------- ----------   ------------ ----------- ---------- ---------- --------- ------- ----------
                                                                   Class A
                      -         -             -            -       -------       -          -        -        -
10/31/99.........   $5.63     $0.46         $(0.32)     $ 0.14      $(0.46)    $5.31       2.28%  $    34    1.25%/(5)/
10/31/00.........    5.31      0.50          (0.49)       0.01       (0.50)     4.82       0.04       286    1.38/(5)/
10/31/01.........    4.82      0.44          (0.55)      (0.11)      (0.46)     4.25      (2.23)      722    1.57/(5)/
11/01/01-3/31/02.    4.25      0.18/(6)/     (0.11)       0.07       (0.19)     4.13       1.67    59,075    1.48/(3)(4)(5)/
                                                                   Class B
                      -         -             -            -       -------       -          -        -        -
10/31/99.........   $5.64     $0.42         $(0.32)     $ 0.10      $(0.42)    $5.32       1.53%  $   652    2.00%/(5)/
10/31/00.........    5.32      0.46          (0.50)      (0.04)      (0.46)     4.82      (0.83)    1,594    2.10/(5)/
10/31/01.........    4.82      0.41          (0.54)      (0.13)      (0.43)     4.26      (2.84)    2,911    2.21/(5)/
11/01/01-3/31/02.    4.26      0.16/(6)/     (0.11)       0.05       (0.18)     4.13       1.23    67,599    2.12/(3)(4)(5)/
                                                                  Class II*
                      -         -             -            -      ---------      -          -        -        -
8/21/00@-10/31/00   $5.09     $0.11         $(0.28)     $(0.17)     $(0.09)    $4.83      (3.29)% $   545    2.07%/(4)/
10/31/01.........    4.83      0.40          (0.52)      (0.12)      (0.44)     4.27      (2.84)    2,274    2.21/(5)/
11/01/01-3/31/02.    4.27      0.17/(6)/     (0.11)       0.06       (0.18)     4.15       1.43    20,670    2.17/(3)(4)(5)/
                                                                   Class I
                      -         -             -            -       -------       -          -        -        -
10/31/99.........   $5.63     $0.47         $(0.32)     $ 0.15      $(0.47)    $5.31       2.44%  $    14    1.13%/(5)/
10/31/00.........    5.31      0.52          (0.50)       0.02       (0.51)     4.82       0.04        14    1.22/(5)/
10/31/01.........    4.82      0.44          (0.54)      (0.10)      (0.47)     4.25      (2.30)    3,062    1.51/(5)/
11/01/01-3/31/02.    4.25      0.21/(6)/     (0.15)       0.06       (0.19)     4.12       1.56        14    1.49/(3)(4)(5)/
                                                                   Class Z*
                      -         -             -            -       --------      -          -        -        -
10/31/99.........   $5.64     $0.49         $(0.32)     $ 0.17      $(0.49)    $5.32       2.74%  $62,506    0.88%/(5)/
10/31/00.........    5.32      0.54          (0.51)       0.03       (0.52)     4.83       0.30    62,702    0.96/(5)/
10/31/01.........    4.83      0.47          (0.57)      (0.10)      (0.48)     4.25      (2.07)   61,451    1.15/(5)/
11/01/01-3/31/02.    4.25      0.19/(6)/     (0.11)       0.08       (0.20)     4.13       1.98    62,245    0.93/(3)(4)(5)/



                     Ratio of net
                      investment
                      income to
Period                 average           Portfolio
Ended                 net assets         Turnover
------            ------------           ---------

                       -                     -
10/31/99.........     5.69%/(5)/            72%
10/31/00.........    10.13/(5)/             57
10/31/01.........     9.73/(5)/             83
11/01/01-3/31/02.     9.56/(3)(4)(5)(6)/    61

                       -                     -
10/31/99.........     7.30%/(5)/            72%
10/31/00.........     9.41/(5)/             57
10/31/01.........     9.17/(5)/             83
11/01/01-3/31/02.     8.91/(3)(4)(5)(6)/    61

                       -                     -
8/21/00@-10/31/00     9.10%/(4)/            57%
10/31/01.........     9.02/(5)/             83
11/01/01-3/31/02.     8.86/(3)(4)(5)(6)/    61

                       -                     -
10/31/99.........     5.57%/(5)/            72%
10/31/00.........    10.14/(5)/             57
10/31/01.........     9.80/(5)/             83
11/01/01-3/31/02.     9.33/(3)(4)(5)(6)/    61

                       -                     -
10/31/99.........     8.84%/(5)/            72%
10/31/00.........    10.41/(5)/             57
10/31/01.........    10.45/(5)/             83
11/01/01-3/31/02.    10.04/(3)(4)(5)(6)/    61

--------

* In conjunction with fund merger, Class C was redesignated as Class II and Class II was redesignated as Class Z.


** The financial information for the fiscal periods prior to November 16, 2001 reflect the financial information of the North American High Yield Bond Fund, which was reorganized in SunAmerica High Yield Bond Fund on that date.


+ Prior to the fund merger, the North American High Yield Bond Fund issued a stock split. The per share information for all periods prior to the stock split have been restated. For amounts subsequent to November 16, 2001, no restatement was necessary. See note 2 of the Fund's Annual Report for further discussions.




@ Inception of the class.


(1) Calculated based upon average shares outstanding.


(2) Total return is not annualized and does not reflect sales load.


(3) Gross of custody credits of 0.01%.


(4) Annualized.


(5) Net of the following expense reimbursements (based on average net assets):



                                         10/31/99 10/31/00 10/31/01 03/31/02/(4)/
                                         -------- -------- -------- ------------
High Yield Bond Fund Class A............   0.76%    0.43%    0.18%       -- %
High Yield Bond Fund Class B............   0.37     0.42     0.18         --
High Yield Bond Fund Class II...........     --       --     0.18       0.01
High Yield Bond Fund Class I............   0.92     0.57     0.18       3.00
High Yield Bond Fund Class Z............   0.47     0.60     0.18       0.03





(6) As disclosed in the Notes to the Financial Statements, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The per share effect of this change for the year ended March 31, 2002 on investment income and realized and unrealized gains and losses was less than $0.01 per share for all classes of shares. The effect of this change was to decrease the ratio of net investment income to average net assets by 0.01% for all classes of shares. Per share data and ratios for periods prior to March 31, 2002 have not been restated to reflect this change in accounting policy.

TAX EXEMPT INSURED FUND


                                             Net gain
                                             (loss) on
                                            Investments
                     Net Asset                 (both               Dividends  Net Asset             Net Assets   Ratio of
                      Value,      Net        realized   Total from  from net   Value,                 end of     expenses
                     beginning Investment       and     Investment Investment  end of     Total       Period    to average
Period Ended         of period Income/(1)/  unrealized) Operations   Income    period   Return/(2)/  (000's)    net assets
------------         --------- ----------   ----------- ---------- ---------- --------- ----------  ---------- ----------
                                                                                     Class A
                                                                                     -------
3/31/98.............  $12.35     $0.58        $ 0.67      $ 1.25     $(0.57)   $13.03     10.28%     $88,519      1.24%
3/31/99.............   13.03      0.56          0.02        0.58      (0.54)    13.07      4.55       80,716      1.24
3/31/00.............   13.07      0.55         (0.71)      (0.16)     (0.54)    12.37     (1.20)      68,650      1.28
3/31/01.............   12.37      0.56          0.66        1.22      (0.57)    13.02     10.08       72,394      1.26
3/31/02.............   13.02      0.52/(7)/    (0.30)       0.22      (0.52)    12.72      1.70       75,071      1.29/(6)/
                                                                                     Class B
                                                                                     -------
3/31/98.............  $12.35     $0.49        $ 0.68      $ 1.17     $(0.48)   $13.04      9.65%     $22,878      1.90%
3/31/99.............   13.04      0.47          0.02        0.49      (0.46)    13.07      3.78       21,651      1.91
3/31/00.............   13.07      0.47         (0.71)      (0.24)     (0.46)    12.37     (1.83)      16,269      1.92
3/31/01.............   12.37      0.47          0.66        1.13      (0.48)    13.02      9.31       16,302      1.97
3/31/02.............   13.02      0.41/(7)/    (0.28)       0.13      (0.43)    12.72      0.95       18,090      2.04/(6)/
                                                                                    Class II
                                                                                     --------
6/01/99-3/31/00/(3)/  $12.83     $0.37        $(0.47)     $(0.10)    $(0.36)   $12.37     (0.76)%    $   577      1.95%/(4)(5)/
3/31/01.............   12.37      0.47          0.66        1.13      (0.48)    13.02      9.32          721      1.95(5)
3/31/02.............   13.02      0.41/(7)/    (0.28)       0.13      (0.43)    12.72      0.99        4,095      1.95/(5)(6)/




                      Ratio of net
                       Investment
                         Income
                       to average        Portfolio
Period Ended           net assets        Turnover
------------         ------------        ---------


3/31/98.............     4.52%               48%
3/31/99.............     4.23                34
3/31/00.............     4.41                33
3/31/01.............     4.41                24
3/31/02.............     3.99/(6)(7)/       140


3/31/98.............     3.86%               48%
3/31/99.............     3.57                34
3/31/00.............     3.77                33
3/31/01.............     3.71                24
3/31/02.............     3.22/(6)(7)/       140


6/01/99-3/31/00/(3)/     3.82%/(4)(5)/       33%
3/31/01.............     3.73/(5)/           24
3/31/02.............     3.21/(5)(6)(7)/    140

--------
(1) Calculated based upon average shares outstanding
(2) Total return is not annualized and does not reflect sales load
(3) Commencement of sale of respective class of shares
(4) Annualized

(5) Net of the following expense reimbursements and custody credits, if applicable (based on average net assets):



                                          3/31/00/(4)/ 3/31/01 3/31/02
                        -                 -----------  ------- -------
         Tax Exempt Insured Fund Class II    5.20%      1.59%   0.56%



(6) The ratios for Class II reflect an expense cap of 1.95% which is net of custody credits of 0.01%. Ratios for Class A and Class B are gross of custody credits of 0.01%


(7) As disclosed in the Notes to the Financial Statements, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount and amortizing premium on debt securities. The per share effect of this change for the year ended March 31, 2002 on investment income and realized and unrealized gains and losses was less than $0.01 per share for all classes of shares. The effect of this change was to decrease the ratio of net investment income to average net assets by 0.01% for all classes of shares. Per share data and ratios for periods prior to March 31, 2002 have not been restated to reflect this change in accounting policy.

         For More Information

The following documents contain more information about the Funds and are available free of charge upon request:

   ANNUAL AND SEMIANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The reports also contain a written analysis of market conditions and investment strategies that significantly affected a Fund's performance during the applicable period.

   STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Funds' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Funds by contacting:




   (via regular mail)


   SunAmerica Fund Services


   c/o NFDS


   PO Box 219186


   Kansas City, MO 64121-9186



   (via Express, Certified and Registered Mail)


   SunAmerica Fund Services


   c/o NFDS


   330 W 9th St.


   Kansas City, MO 64105-1514

   www.sunamericafunds.com

or

by calling your broker or financial advisor.

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Funds is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

DISTRIBUTOR: SunAmerica Capital Services

INVESTMENT COMPANY ACT
File No. 811-4708

                             SUNAMERICA INCOME FUNDS
                       Statement of Additional Information
                               dated July 29, 2002

The SunAmerica Center                                  General Marketing and
733 Third Avenue                                       Shareholder Information
New York, NY 10017-3204                                (800) 858-8850

     SunAmerica Income Funds (the "Trust") is a mutual fund consisting of six different investment funds: SunAmerica U.S. Government Securities Fund ("U.S. Government Securities Fund"), SunAmerica GNMA Fund ("GNMA Fund"), SunAmerica Strategic Bond Fund ("Strategic Bond Fund"), SunAmerica High Yield Bond Fund ("High Yield Bond Fund"), SunAmerica Tax Exempt Insured Fund ("Tax Exempt Insured Fund") and SunAmerica Core Bond Fund ("Core Bond Fund") and each Fund has distinct investment objectives and strategies.


     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Trust's Prospectus dated July 29, 2002. The Prospectus is incorporated by reference into this Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectus. The Trust's audited financial statements are incorporated into this Statement of Additional Information by reference to its 2002 annual report to shareholders. You may request a copy of the annual report and semi-annual report at no charge by calling (800) 858-8850 or writing the Trust at SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                TABLE OF CONTENTS

HISTORY OF THE FUNDS .....................................................    2

INVESTMENT OBJECTIVES AND POLICIES .......................................    3

INVESTMENT RESTRICTIONS ..................................................   44

TRUSTEES AND OFFICERS ....................................................   46

ADVISER, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR ......   56

FUND TRANSACTIONS AND BROKERAGE ..........................................   64

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES ......................   66

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES ....................   76

EXCHANGE PRIVILEGE .......................................................   77

DETERMINATION OF NET ASSET VALUE .........................................   78

PERFORMANCE DATA .........................................................   78

DIVIDENDS, DISTRIBUTIONS AND TAXES .......................................   88

RETIREMENT PLANS .........................................................   93

DESCRIPTION OF SHARES ....................................................   94

ADDITIONAL INFORMATION ...................................................   96

FINANCIAL STATEMENTS .....................................................   98

APPENDIX .................................................................    1

     No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Adviser or the Distributor. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not be lawfully made.

     This Statement of Additional Information relates to the six different investment funds (each, a "Fund" and collectively, the "Funds") of the Trust, a Massachusetts business trust, which is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The six Funds are: U.S. Government Securities Fund, GNMA Fund, Strategic Bond Fund, High Yield Bond Fund, Tax Exempt Insured Fund and Core Bond Fund.

                              HISTORY OF THE FUNDS

     The Trust was organized in 1986 as an open-end management investment company. All of the Funds are diversified within the meaning of the 1940 Act.


     The Trust consists of six Funds; each offers Class A, Class B and Class II shares. In addition, the U.S. Government Securities Fund, the GNMA Fund, the Strategic Bond Fund, the High Yield Bond Fund and the Core Bond Fund offer Class I shares, the High Yield Bond Fund and the Core Bond Fund offer Class Z shares and the GNMA Fund offers Class X shares. Class C shares of High Yield Bond Fund commenced offering March 6, 1997, and were redesignated Class II shares on December 1, 1998. Class II shares of the U.S. Government Securities, GNMA, Strategic Income and Tax Exempt Insured Funds commenced offering on June 1, 1999. Class X shares commenced offering on January 30, 2002. On July 28, 2000, SunAmerica Federal Securities Fund was renamed SunAmerica GNMA Fund. On November 16, 2001, SunAmerica High Income Fund was renamed SunAmerica High Yield Bond Fund and SunAmerica Diversified Income Fund was renamed SunAmerica Strategic Bond Fund.


     On August 22, 2001, the Trustees approved the creation of the Core Bond Fund. The Core Bond Fund is the survivor of a reorganization with the Core Bond Fund of North American Funds (the "Prior Core Bond Fund"). The offering of such Fund's Class A, B, II, I and Z shares commenced on November 16, 2001. On November 16, 2001, two other Funds also engaged in reorganizations. The High Income Fund reorganized with the High Yield Bond Fund of North American Funds (the "Prior High Yield Bond Fund") and changed its name to High Yield Bond Fund. The Diversified Bond Fund reorganized with the Strategic Bond Fund of North American Funds (the "Prior Strategic Bond Fund") and changed its name to Strategic Bond Fund. For accounting, purposes, each of the Prior High Yield Bond Fund and Prior Strategic Bond Fund is considered the survivor of the respective reorganization. This means that the High Yield Bond

Fund and Strategic Bond Fund, from and after November 16, 2001, will adopt the financial statements and performance record of the Prior High Yield Bond Fund and Prior Strategic Bond Fund, respectively.

     On November 16, 2001 Class I shares for the U.S. Government Securities Fund, GNMA Fund, High Yield Bond Fund and Strategic Bond Fund and Class Z shares for the High Yield Bond Fund commenced offering.

                       INVESTMENT OBJECTIVES AND POLICIES

     For a description of the objectives, or "goals," of each of the Funds, see "More Information About the Funds" in the Prospectus. The following information is provided for those investors wishing to have more comprehensive information than that contained in the Prospectus. Certain Funds have an 80% investment requirement because of the type of investment suggested by its name as described in the Prospectus. Shareholders will receive at least 60 days notice prior to any change to the 80% investment requirement of these Funds. Unless otherwise specified, each Fund may invest in the following securities, but is not obligated to do so or to make use of the following investment techniques. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

Catastrophe Bonds. The Core Bond Fund and the Strategic Bond Fund may invest in "catastrophe bonds." Catastrophe bonds are fixed-income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" catastrophic event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or offshore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some catastrophe bonds, the trigger event or losses may be based on companywide losses, index-Fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the catastrophe bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, catastrophe bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

     Catastrophe bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these securities will develop. See "Illiquid and Restricted Securities" below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that the Fund may be forced to liquidate positions when it would not be advantageous to do so. Catastrophe bonds are typically rated, and the Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.

U.S. Government Securities. Each Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States government. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. Each Fund may also invest in securities issued by agencies or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States government. All of the foregoing are referred to collectively as "U.S. government securities." Securities issued or guaranteed by agencies or instrumentalities are supported by (i) the full faith and credit of the United States, such as obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration ("FMHA") or the Export-Import Bank; (ii) the limited authority of the issuer to borrow from the U.S. Treasury, such as obligations of the Student Loan Marketing Association, the Federal Home Loan Mortgage Association ("FHLMC"), or the Tennessee Valley Authority; and (iii) the authority of the U.S. government to purchase certain obligations of the issuer, such as obligations of the Federal National Mortgage Association ("FNMA"), the Federal Farm Credit System or the Federal Home Loan Bank. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities as described in (ii) and (iii) above, other than as set forth, since it is not obligated to do so by law. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. U.S. Government Securities include certain mortgage-backed securities, as described below under "Mortgage-Backed Securities."

Mortgage-Backed Securities. Each Fund may invest in mortgage-backed securities. These securities represent participation interests in pools of residential mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others, which may or may not be guaranteed by agencies or instrumentalities of the U.S. government.

     Mortgage-backed securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment, which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure (net of fees or costs that may be incurred). In addition, prepayment of principal on mortgage-backed securities, which often occurs when interest rates decline, can significantly change the realized yield of these securities. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

     The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a Fund to differ from the yield calculated on the basis of the expected average life of the pool.

     Prepayments tend to increase during periods of declining interest rates and will most likely decrease during periods of rising interest rates. When prevailing interest rates rise, the value of a pass-through security may decrease as do the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that a Fund receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by a Fund have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semiannually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of the principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. Each Fund may purchase mortgage-backed securities at a premium or at a discount.

     The following is a description of GNMA, FHLMC and FNMA certificates, the most widely available mortgage-backed securities:

     ("GNMA Certificates"). GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that each Fund may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the FMHA, or guaranteed by the Veteran's Administration ("VA"). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates at a premium in the secondary market. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

     The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the GNMA Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semiannually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

     FHLMC Certificates. FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

     FNMA Certificates. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government. However, FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

     Collateralized Mortgage Obligations. Another type of mortgage-backed security in which each Fund may invest is a Collateralized Mortgage Obligation ("CMO"). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). The U.S. Government Securities Fund will not invest in privately issued CMOs except to the extent that they are collateralized by securities of entities that are instrumentalities of the U.S. government. CMOs generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities, CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

     Certain CMOs may be deemed to be investment companies under the 1940 Act. Each Fund intends to conduct operations in a manner consistent with this view, and therefore generally may not invest more than 10% of its total assets in CMOs that are deemed to be investment companies without obtaining appropriate regulatory relief. In reliance on Securities and Exchange Commission ("SEC") staff interpretations, each Fund may invest in those CMOs and other mortgage-backed securities that are not by definition excluded from the provisions of the 1940 Act, but have obtained exemptive orders from the SEC from such provisions.

     Stripped Mortgage-Backed Securities. The mortgage-backed securities in which each Fund may invest include stripped mortgage-backed securities. Unlike U.S. Treasury securities, which are stripped into separate securities for each interest and principal payment, mortgage securities are generally stripped into only two parts: a Principal Only ("PO") strip representing all principal payments and an Interest Only ("IO") strip representing all interest payments.

     The feature that makes mortgage strips most useful in Fund management is their interest rate sensitivity. In principle, mortgage strips can be very useful hedging devices for a variety of investors and Fund managers. However, determining the degree of interest sensitivity of mortgage strips in different interest rate environments is extremely complicated.

     The precise sensitivity of mortgage-backed securities and their associated stripped securities to interest rate changes depends on many factors. First, the prepayment effect makes the interest rate sensitivity of mortgage-backed securities different from the interest sensitivity of Treasury securities. Second, the prepayment effect makes the PO and IO mortgage-backed strips much more sensitive, on average, to interest rates than the underlying mortgage-backed security. Third, the prepayment effect is sometimes so strong that an IO mortgage-backed strip will rise in value when interest rates rise and fall in value when interest rates fall -- precisely the opposite relationship from other fixed-income securities. This last feature of stripped mortgage-backed securities, the positive relationship between the value of some IO strips and interest rates, is particularly useful to investors who need to hedge a Fund of other fixed-income securities.

     In addition to the stripped mortgage securities described above, the Strategic Bond Fund may invest in similar securities such as Super POs and Leveraged IOs and IOettes. Except for increased volatility from POs and IOs, respectively, risks associated with instruments such as Super POs, Leveraged IOs and IOettes, are similar in nature to those risks related to investments in POs or IOs, as the case may be. The Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with the investment objective, policies and restrictions of the Fund.

     Mortgage-Backed Security Rolls. The U.S. Government Securities Fund, the GNMA Fund and the Strategic Bond Fund may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, the Fund will sell a mortgage-backed security to a U.S. government agency or financial institution and simultaneously agree to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks inherent in mortgage-backed security rolls include: (i) the risk of prepayment prior to maturity, (ii) the possibility that a Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and (iii) the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to purchase the securities. Upon entering into a mortgage-backed security roll a Fund will be required to segregate cash or other liquid securities in an amount equal to its obligation under the roll.

Money Market Securities of Foreign Issuers. Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers' acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and (iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities as described in the Prospectus.

Asset-Backed Securities. Each Fund except the Strategic Bond Fund may invest up to 15% of its net assets in asset-backed securities meeting such Fund's credit quality restrictions. Each of the Strategic Bond Fund and the Core Bond Fund may invest in asset-backed securities without limitation. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. Each Fund may also invest in privately issued asset-backed securities.

     Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Zero-Coupon Securities. The U.S. Government Securities Fund, the GNMA Fund, the Strategic Bond Fund, and the High Yield Bond Fund may invest in zero-coupon securities issued by the U.S. Treasury and, in addition, (i) the Strategic Bond Fund, High Yield Bond Fund and Core Bond Fund may invest in zero-coupon securities issued by both domestic and foreign corporations, and (ii) the Tax Exempt Insured Fund may invest in zero-coupon securities issued by state and local government entities. Investors earn a return on a zero-coupon security by purchasing the bond at a discount, that is, by paying less than the face value of the bond. Since there are no periodic interest payments to reinvest, there is no reinvestment risk. The yield of a zero-coupon held to maturity is the yield quoted when the bond is sold. Because a zero-coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Because the Funds accrue taxable income from these securities without receiving cash, the Funds may be required to sell Fund securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Funds. The Funds might also sell Fund securities to maintain Fund liquidity. In either case, cash distributed or held by the Funds and not reinvested will hinder the Funds in seeking a high level of current income.

     Zero-Coupon U.S. Government Securities. Zero-coupon U.S. Government Securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interest in such stripped debt obligations or coupons.

     Corporate Zero-Coupon Securities. Corporate zero-coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance and may also make interest payments in kind (e.g., with identical zero-coupon securities). Such corporate zero-coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrue the discount or interest on high-yield bonds structured as zero-coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. See "Foreign Securities" for a description of the risks involved in investments in foreign corporations.

Participation Interests. The Strategic Bond Fund, High Yield Bond Fund and Core Bond Fund may invest in loan participation interests, subject to the 15% of net assets limitation on illiquid investments. These participation interests provide each such Fund an undivided interest in a loan made by the issuing financial institution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. The loan participations in which the Funds may invest will typically be participating interests in loans made by a syndicate of banks, represented by an agent bank that has negotiated and structured the loan, to corporate borrowers to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may also have been made to governmental borrowers, especially governments of developing countries (LDC debt). The loans underlying such participations may be secured or unsecured, and each Fund may invest in loans collateralized by mortgages on real property or which have no collateral. The loan participations themselves may extend for the entire term of the loan or may extend only for short "strips" that correspond to a quarterly or monthly floating rate interest period on the underlying loan. Thus, a term of revolving credit that extends for several years may be subdivided into shorter periods.

     The Funds may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, that have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as the percentage of a bank's prime rate. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as "C" by Moody's Investors Service, Inc. ("Moody's") or "D" by Standard & Poor's Rating Services (the "S&P"). In the event the borrower fails to pay scheduled interest or principal payments, a Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares.

     The loan participations in which each Fund will invest will also vary in legal structure. Occasionally, lenders assign to another institution both the lender's rights and obligations under a credit agreement. Since this type of assignment relieves the original lender of its obligations, it is called a novation. More typically, a lender assigns only its right to receive payments of principal and interest under a promissory note, credit agreement or similar document. A true assignment shifts to the assignee the direct debtor-creditor relationship with the underlying borrower. Alternatively, a lender may assign only part of its rights to receive payments pursuant to the underlying instrument or loan agreement. Such partial assignments, which are more accurately characterized as "participating interests," do not shift the debtor-creditor relationship to the assignee, who must rely on the original lending institution to collect sums due and to otherwise enforce its rights against the agent bank which administers the loan or against the underlying borrower.

     No more than 5% of each Fund's net assets can be invested in participation interests of the same issuing bank. Each Fund must look to the creditworthiness of the borrowing entity, which is obligated to make payments of principal and interest on the loan. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss or principal and/or interest.

Foreign Securities. The Funds (other than U.S. Government Securities and GNMA
Fund) may also invest in debt obligations (which may be denominated in U.S. dollars or in non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities and foreign governments (including political subdivisions having taxing authority) or their agencies and instrumentalities, and debt obligations issued by U.S. corporations which are either denominated in non-U.S. currencies or traded in the foreign markets (e.g., Eurobonds). The Funds may purchase securities issued by issuers in any country; provided that a Fund may not invest more than 25% of its respective total assets in the securities issued by entities domiciled in any one foreign country. There is no restriction as to the size of the issuer.

     The percentage of the Fund's total assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.


         The Adviser may direct the investment of assets of the Funds in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. The Funds may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Funds may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund's custodian in five days. The Funds may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Fund's investment policies, the Fund's investments in these types of securities will be deemed to be investments in the underlying securities. Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange are not considered "foreign securities" for purposes of a Fund's 25% limitation on investments in such securities.


         The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

         Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign Fund investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than in the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle-income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors. The performance of investments in securities denominated in a foreign currency ("non-dollar securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of non-dollar securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Fund's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Fund's non-dollar securities. Currencies are evaluated on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

         Because certain Funds may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of each such Fund's assets and income available for distribution. In addition, although a portion of each Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. Each Fund may engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates. See "Hedging Strategies." Costs will be incurred in connection with conversions between various currencies.

         The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Funds will invest only in securities denominated in foreign currencies that at the time of investment do not have significant government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls. In addition, the values of foreign securities will fluctuate in response to changes in U.S. and foreign interest rates.

         Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in Fund value by taking advantage of foreign stock and bond markets that do not move in a manner parallel to U.S.

markets. From time to time, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed.

         Because certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares, the value of these Fund's shares may change on days when a shareholder will not be able to purchase or redeem shares.

         Eurodollar Instruments. If and to the extent authorized to do so, a Fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of Funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.


         Foreign Sovereign Debt Securities. Investing in foreign sovereign debt securities may expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities, and those consequences are likely to be more pronounced in the case of developing and emerging countries. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which the Funds may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.


         The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend Funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

         As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

         Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. For additional information about Brady Bonds please refer to the discussion about Brady Bonds which begins on page 23.

         The Funds' investments in foreign sovereign debt securities may be in securities that are investment grade or below investment grade.

Illiquid and Restricted Securities. Each Fund may invest in illiquid securities including repurchase agreements that have a maturity of longer than seven days, stripped mortgage securities, inverse floaters, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale subject to a non-fundamental restriction described below. (see "Investment Restrictions") Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended ("Securities Act"), securities otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of Fund securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Funds will generally seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, discussed below).

         A large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         For example, restricted securities that the Board of Trustees, or the Adviser pursuant to guidelines established by the Board of Trustees, has determined to be marketable, such as securities eligible for resale under Rule 144A promulgated under the Securities Act, or certain private placement of commercial paper issued in reliance on an exemption from the Securities Act pursuant to Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (i.e., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a fund may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's Fund during such period.

         Commercial paper issues in which the Funds may invest, include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the

Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Fund's 10% limitation on investments in illiquid securities includes Section 4(2) paper other than
Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to
Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.

         The staff of the SEC has taken the position that purchased over-the-counter ("OTC") options and the assets used as "cover" for written OTC options are illiquid. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option.

Real Estate Investment Trusts ("REITs"). The Core Bond Fund, the Strategic Bond Fund and the High Yield Bond Fund may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code of 1986, as amended (the "Code"). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.

         Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

Short-Term and Temporary Defensive Instruments. In addition to its primary investments, each Fund may also invest up to 10% of its total assets in money market instruments for liquidity purposes (to meet redemptions and expenses). For temporary defensive purposes, each Fund may invest up to 100% of its total assets in short-term fixed-income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). A description of securities ratings is contained in the Appendix to this Statement of Additional Information.

         Subject to the limitations described above, the following is a description of the types of money market and short-term fixed-income securities in which each Fund may invest:

         U.S. Government Securities: See the section entitled "U.S. Government Securities" above.

         Commercial Paper: Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations. Each Fund's commercial paper investments may include variable amount master demand notes and floating rate or variable rate notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between a Fund, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rates, while interest rates under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. A Fund has the right to increase the amount under these notes at any time, up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption, 14 days after the initial investment therein. With both types of notes, a Fund's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, a Fund considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a Fund may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated in one of the two highest categories by a nationally recognized statistical rating organization.

         Certificates of Deposit and Bankers' Acceptances: Certificates of deposit including Eurodollar certificates of deposit issued by domestic or foreign banks located outside the U.S., are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

         Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

         The Funds will generally open interest-bearing accounts only with, or purchase certificates of deposit or bankers' acceptances only from, banks or savings and loan associations whose deposits are federally-insured and whose capital is at least $50 million.

         Corporate Obligations: Corporate debt obligations (including master demand notes). For a further description of variable amount master demand notes, see the section entitled "Commercial Paper" above.

         Repurchase Agreements and Reverse Repurchase Agreements: See the sections entitled "Repurchase Agreements" and "Reverse Repurchase Agreements" below.

Repurchase Agreements. Each Fund may enter into repurchase agreements only involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser in order to generate income while providing liquidity. In such agreements, the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days (and generally within seven days) although it may extend over a number of months. The repurchase price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund's money is invested in the security. Whenever a Fund enters into a repurchase agreement, it obtains collateral having a market value at least equal to 102% of the repurchase price, including accrued interest. However, a Fund may collateralize the amount of such transaction at 100% if the collateral is cash. The instruments held as collateral are valued daily and if the value of the instruments declines, a Fund will require additional collateral. If the seller under the repurchase agreement defaults, the Fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. A Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 10% of the value of its total assets. However, for temporary defensive purposes, there is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having a maturity of seven days or less.

Reverse Repurchase Agreements. Each Fund may engage in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The Fund's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. The Funds will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Fund will segregate cash or liquid securities in an amount at least equal to 102% of its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's repurchase obligation, and the Fund's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

Interest-Rate Swap Transactions. The Core Bond Fund, the Strategic Income and the High Yield Bond Fund may enter into either asset-based interest-rate swaps or liability-based interest-rate swaps, depending on whether it is hedging its assets or its liabilities. A Fund will usually enter into interest-rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Since these hedging transactions are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the borrowing restrictions applicable to each Fund. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated in a manner that satisfies the requirements of the 1940 Act. To the extent that a Fund enters into interest-rate swaps on other than a net basis, the amount segregated will be the full amount of the Fund's obligations, if any, with respect to such interest-rate swaps, accrued on a daily basis. A Fund may pledge up to 5% of its net assets in connection with interest-rate swap transactions. A Fund will not enter into any interest-rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid.

         The use of interest-rate swaps is a highly speculative activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. If incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique was never used.

         A Fund may enter into interest-rate swaps only to hedge its Fund. Interest-rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest-rate swap defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Since interest-rate swaps are individually negotiated, a Fund expects to achieve an acceptable degree of correlation between its rights to receive interest on its Fund securities and its rights and obligations to receive and pay interest pursuant to interest-rate swaps.

When-Issued and Delayed-Delivery Securities. Each Fund may purchase or sell such securities on a "when-issued" or "delayed-delivery" basis. Although a Fund will enter into such transactions for the purpose of acquiring securities to be held in the Fund or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed-delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. While the Fund will purchase securities on a when-issued or delayed-delivery basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Fund will segregate cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Fund will likewise segregate liquid assets in respect of securities sold on a delayed-delivery basis.

         A Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. If a Fund chooses (i) to dispose of the right to acquire a when-issued security prior to its acquisition or (ii) to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. (At the time a Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

         To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and forward commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement, will affect the value of such securities and may cause a loss to a Fund.

         When-issued transactions and forward commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its Fund on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell Fund securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

When, As and If Issued Securities. Each Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized until the Adviser determines that issuance of the security is probable. At such time, each Fund will record the transaction, and in determining its net asset value, will reflect the value of the security daily. At such time, each Fund will also segregate cash or liquid securities equal in value to recognized commitments for such securities. The value of a Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by a Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. Subject to the foregoing restrictions, each Fund may purchase securities on such basis without limit. An increase in the percentage of a Fund's assets committed to the purchase of securities on a when, as and if issued basis, may increase the volatility of its net asset value. The Adviser does not believe that the net asset value of the Funds will be adversely affected by its purchase of securities on such basis.

Loans of Fund Securities. Consistent with applicable regulatory requirements, each Fund may lend Fund securities in amounts up to 33% of total assets to brokers, dealers and other financial institutions; provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least 102% of the market value, determined daily, of the loaned securities. In lending its Fund securities, a Fund receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Fund continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will generally be invested in short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of Fund securities will only be made to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Fund; and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. Each Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

         Since voting or consent rights that accompany loaned securities pass to the borrower, each Fund will follow the policy of calling the loan in whole or in part, as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities that are the subject of the loan.

Preferred Stocks. The Strategic Bond Fund's investment in fixed income securities issued by domestic corporations may include preferred stocks. In addition, up to 20% of the High Yield Bond Fund's and the Core Bond Fund's total assets may be invested in common stocks, preferred stocks, or other equity securities. Dividends on some preferred stock may be "cumulative" if stated dividends from prior periods have not been paid. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock are generally subordinate to rights associated with a corporation's debt securities.

Warrants and Rights. The Strategic Bond Fund may invest up to 5% and the Core Bond Fund may invest up to 10% of its total assets (at the time of purchase) in warrants and rights. These Funds will invest only in those warrants or rights:
(i) acquired as part of a unit or attached to other securities purchased by the Fund; or (ii) acquired as part of a distribution from the issuer. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Prices of warrants do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. Warrants and rights have no voting rights, pay no dividends and confer no rights, other than the right to purchase the underlying stock, with respect to the assets of the issuer.

Pay-In-Kind Bonds. Investments of the GNMA Fund, the Strategic Bond Fund, the High Yield Bond Fund and the Core Bond Fund in fixed-income securities may include pay-in-kind bonds. These are securities which pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero-coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds can be either senior or subordinated debt and trade flat (i.e., without accrued interest). The price of pay-in-kind bonds is expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero-coupon bonds, but more volatile than cash pay securities.

Brady Bonds. Under normal circumstances, a portion the Core Bond Fund's emerging market governmental debt obligations may consist of "Brady Bonds." Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the "Brady Plan." This is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, the Core Bond Fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside the scope of the Brady Plan.


         Agreements issued under the Brady Plan have been designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Brady Bonds have typically traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The Core Bond Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.


Short Sales

         Except for the High Yield Bond Fund, a Fund may not sell a security it does not own in anticipation of a decline in the market value of that security (naked short sales). To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will segregate and maintain daily, cash or liquid securities, at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The High Yield Bond Fund may engage in naked short sales only to the extent that the segregated amount will not be more than 5% of the Fund's net assets. A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale.



         Each Fund may make "short sales against the box." A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. Generally, gain, but not loss, must be recognized for federal income tax purposes upon entering into a short sale against the box. A Fund may not enter into a short sale if, as a result, more than 20% of its net assets would be subject to such short sales.


Hybrid Instruments; Indexed/Structured Securities. The Core Bond Fund, the High Yield Bond Fund and the Strategic Bond Fund may invest in Hybrid Instruments. Hybrid Instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

         Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

         The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

         Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

         Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

         Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the Fund needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodity Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

         The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, each Fund will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Fund's investment in Hybrid Instruments will account for more than 10% of the Fund's return (positive or negative).

Derivatives Strategies. Each Fund may write (i.e., sell) call options ("calls") on securities that are traded on U.S. and foreign securities exchanges and OTC markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale up to 100% of a Fund's total assets may be subject to calls. All such calls written by a Fund must be "covered" while the call is outstanding (i.e., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (defined below) used to enhance income, must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

         In addition, the Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

Hedging Strategies. For hedging purposes as a temporary defensive maneuver, certain Funds may use forward contracts on foreign currencies ("Forward Contracts") and each Fund may use interest-rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts (together, "Futures"), call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies (all the foregoing referred to as "Hedging Instruments"); except that the U.S. Government Securities Fund, the GNMA Fund and the Tax Exempt Insured Fund may not engage in foreign currency Futures and options thereon. Hedging Instruments may be used to attempt: (i) to protect against possible declines in the market value of a Fund's Fund resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) to protect a Fund's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) to facilitate selling securities for investment reasons; (iv) to establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) to reduce the risk of adverse currency fluctuations. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

         A Fund's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of a Fund's Fund, to permit a Fund to retain unrealized gains in the value of Fund securities which have appreciated, or to facilitate selling securities for investment reasons, a Fund could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that Fund securities are not fully included in a rise in value of the debt securities market, a Fund could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Strategic Bond Fund and the High Yield Bond Fund could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such

Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. Additional information about the Hedging Instruments the Funds may use is provided below.

Options

         Options on Securities. As noted above, each Fund may write and purchase call and put options on equity and debt securities.

         When a Fund writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Fund has retained the risk of loss which could be substantial if the Fund does not own the underlying securities, should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

         To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for federal income tax purposes, and when distributed by the Fund, are taxable as ordinary income. If a Fund could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

         When a Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Fund will lose its premium payment and the right to purchase the underlying investment.


         A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a call option entails a Fund giving a party a right to purchase certain securities at a set future date and price determined at the time of contract, in return for a premium. A written call is covered to the extent that the Fund owns the securities subject to the option. The premium a Fund receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

         A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As described above, for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for federal tax purposes, and when distributed by a Fund, are taxable as ordinary income.

         When a Fund purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit.)

         Buying a put on an investment a Fund does not own permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its Fund securities.

         When writing put options on securities, to secure its obligation to pay for the underlying security, a Fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Fund, therefore, forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Fund to take delivery of the underlying security against payment of the exercise price. A Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

         Options on Foreign Currencies. The Strategic Bond Fund, the High Yield Bond Fund and the Core Bond Fund may write and purchase calls on foreign currencies. A call written by a Fund on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Fund) upon conversion or exchange of other foreign currency held in its Fund. A call written by a Fund on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the

Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Fund collateralizes the option by maintaining with the Fund's custodian cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. A Fund could be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transactions costs.

         Options on Securities Indices. As noted above, under "Hedging Strategies," each Fund may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Fund buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of difference. When a Fund buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above pertaining to calls.

Futures and Options on Futures

         Futures. Upon entering into a Futures transaction, a Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with the Fund's custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

         Interest-rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest-rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's Fund. However, since the Futures market is more liquid than the cash market, the use of interest-rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its Fund securities. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of that Fund's interest-rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest-rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest-rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest-rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities Fund that might otherwise result. If such decline occurs, the loss in value of Fund securities may be offset, in whole or part, by gains on the Futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         As noted above, the Strategic Bond Fund, the High Yield Bond Fund and the Core Bond Fund may purchase and sell foreign currency futures contracts for hedging to attempt to protect current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of Fund securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of Fund securities to be acquired.

         Options on Futures. As noted above, each Fund may purchase and write options on interest-rate futures contracts and stock and bond index futures contracts, and the Strategic Bond

Fund, the High Yield Bond Fund and the Core Bond Fund may purchase and write options on foreign currency futures contracts. (Unless otherwise specified, options on interest-rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures").

         The writing of a call on a Futures contract constitutes a partial hedge against declining prices of the securities in a Fund's Fund. If the Futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's Fund holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its Fund securities and changes in the value of its Options on Futures positions, a Fund's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of Fund securities.

         A Fund may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of Fund securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Fund could purchase calls on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call but the securities which the Fund intends to purchase may be less expensive.

Forward Contracts

         Certain Funds may use Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

         A Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase. A Fund will use Forward Contracts for hedging purposes only.

         A Fund may enter into Forward Contracts with respect to specific transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         A Fund may also use Forward Contracts to lock in the U.S. dollar value of Fund positions ("position hedge"). In a position hedge, for example, when a Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's Fund securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Fund may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which Fund securities of the Fund are denominated ("cross-hedged").

         The Fund will segregate cash or liquid securities having a value equal to the aggregate amount of the Fund's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges to the extent that such positions are not otherwise covered. If the value of the segregated assets declines, additional cash or liquid securities will be segregate on a daily basis so that the value of the segregated assets will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or a portion of these assets, a Fund may purchase a call permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

         The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the Fund security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs.

         Currency transactions are also subject to risks different from those of other Fund transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         At or before the maturity of a Forward Contract requiring a Fund to sell a currency, the Fund may either sell a Fund security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The cost to a Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

         Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Additional Information About Options

         The Trust's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which a Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Fund's entering into a closing transaction.

         A Fund's ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options,
(2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of an exchange, (5) inadequacy of the facilities of an exchange to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

         A Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by a Fund of puts on securities will cause the sale of related investments, thus increasing Fund turnover. Although such exercise is within a Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investments.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and are individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

         Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

Regulatory Aspects of Derivatives and Hedging Instruments

         Each Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon, under a rule (the "CFTC Rule") adopted by the CFTC under the Commodity Exchange Act (the "CEA"), which excludes the Fund from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Fund may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Fund may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund's existing Futures positions and option premiums would exceed 5% of the net assets of its Fund, after taking into account unrealized profits and unrealized losses on any such transactions. However, the Fund intends to engage in Futures transactions and options thereon only for hedging purposes. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

         Transactions in options by a Fund are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Fund purchases a Future, the Fund will segregate cash or liquid securities in an amount equal to the market value of the securities underling such Future, less the margin deposit applicable to it.

Possible Risk Factors in Hedging

         In addition to the risks discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of a Fund's securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

         If a Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

         When conducted outside the United States, hedging and other strategic transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Other Derivatives Strategies

         In the future, each Fund may employ derivatives, Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Fund's investment objectives, legally permissible and adequately disclosed.

Borrowing. In seeking to enhance investment performance, the GNMA Fund, Strategic Bond Fund and High Yield Bond Fund may each increase its ownership of securities by borrowing at fixed rates of interest and investing the borrowed funds, subject to the restrictions stated herein. Such borrowing may have a leveraging effect on a Fund. This practice may help a Fund increase the net asset value of its shares in an amount greater than would otherwise be the case when the market values of the securities purchased through borrowing increase. In the event the return on an investment of borrowed monies does not fully recover the costs of such borrowing, the net asset value of a Fund's shares would be reduced by a greater amount than would otherwise be the case. The effect of such borrowing will therefore tend to magnify the gains or losses to a Fund as a result of investing the borrowed monies. During periods of substantial borrowings, the net asset value of a Fund's shares would be reduced due to the added expense of interest on borrowed monies. Each Fund is authorized to borrow and to pledge assets to secure such borrowings, up to the maximum extent permissible under the 1940 Act (i.e., 50% of its net assets). The time and extent to which a Fund may employ leverage will be determined by the Adviser in light of changing facts and circumstances, including general economic and market conditions, and will be subject to applicable lending regulations of the Board of Governors of the Federal Reserve Board. Any such borrowing will be made pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of the Fund's asset less its liabilities other than borrowings is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Fund's asset so computed should fail to meet the 300% asset coverage requirement, the Fund is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of the Fund's assets fluctuate in value, but borrowing obligations are fixed when the Fund has outstanding borrowings, the net asset value per share of the Fund correspondingly will tend to increase and decrease more when the Fund's assets increase or decrease in value than would otherwise be the case. The Fund's policy regarding use of borrowing is a fundamental policy, which may not be changed without approval of the shareholders of the Fund.

         Funds may borrow for temporary or emergency purposes to settle trades or cover redemptions, to the extent prescribed in the Trust's Investment Restrictions.


High-Yield, High-Risk Securities. The Strategic Bond Fund and Core Bond Fund may, and the High Yield Bond Fund will, invest in lower-rated bonds commonly referred to as "junk bonds." These securities are rated "Baa" or lower by Moody's or "BBB" or lower by S & P, a division of The McGraw-Hill Companies, Inc. Each Fund may invest in securities rated as low as "C" by Moody's or "D" by S&P. These ratings indicate that the obligations are speculative and may be in default. In addition, each such Fund may invest in unrated securities subject to the restrictions stated in the Prospectus. The U.S. Government Securities Fund, the GNMA Fund and the Tax Exempt Insured Fund will not invest in junk bonds.


         Certain Risk Factors Relating to High-Yield, High-Risk Securities. It should be noted that lower-rated securities are subject to risk factors such as:
(a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments; (c) redemption or call provisions which may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation which could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds (e.g., zero-coupon bonds or pay-in-kind bonds).

         Ratings assigned by Moody's and S&P to high-yield bonds, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a Fund security's rating is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the Fund. Investment in high-yield bonds may make achievement of a Fund's objective more dependent on the Adviser's own credit analysis than is the case for higher-rated bonds.

         Market prices for high-yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high-yield bonds.

         The risk of default in payment of principal and interest on high-yield bonds is significantly greater than with higher-rated debt securities because high-yield bonds are generally unsecured and are often subordinated to other obligations of the issuer. Further, the issuers of high-yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

Growth of High-Yield, High-Risk Bond Market. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for high-yield, high-risk bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Sensitivity to Interest Rate and Economic Changes. High-yield, high-risk bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There is a thinly traded market for high-yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, the Strategic Bond Fund and High Yield Bond Fund may have difficulty valuing the high-yield bonds in their Funds accurately and disposing of these bonds at the time or price desired.

Legislation. Federal laws limit the deductibility of interest paid by certain corporate issuers of high yield bonds. These laws could adversely affect the financial condition of issuers of these securities and the value of outstanding high yield securities.

Taxes. A Fund may purchase debt securities (such as zero-coupon, pay-in-kind or stripped securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

         As a result of all these factors, the net asset value of the Core Bond Fund, the High Yield Bond Fund and the Strategic Bond Fund, to the extent it invests in high-yield bonds, is expected to be more volatile than the net asset value of funds which invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause a fund to sell its Fund securities at inopportune times and decrease the asset base upon which expenses can be spread.

Municipal Securities and Short-Term Taxable Securities. Subject to the restrictions set forth in the Prospectus, the Tax Exempt Insured Fund seeks to achieve its investment objective by investing in Municipal Securities and Short-Term Taxable Securities (defined below).

         Municipal Securities. "Municipal Securities" include long-term (i.e., maturing in over ten years) and medium-term (i.e., maturing from three to ten years) municipal bonds ("Municipal Bonds") and short-term (i.e., maturing in one day to three years) municipal notes and tax-exempt commercial paper ("Municipal Notes"), and in each case refers to debt obligations issued by or on behalf of states, territories and possessions of the United States and of the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel at the time of issuance, exempt from federal income tax.

         The two principal classifications of Municipal Bonds are general obligation bonds and revenue or special obligation bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The term "issuer" means the agency, authority, instrumentality or other political subdivision whose assets and revenues are available for the payment of principal and interest on the bonds. Revenue or special obligation bonds are payable only from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source and generally are not payable from the unrestricted revenues of the issuer. There are, of course, variations in the quality of Municipal Bonds, both within a particular classification and between classifications.

         Municipal Housing Bonds are Municipal Bonds issued by state and municipal authorities established to purchase single family and other residential mortgages from commercial banks and other lending institutions within the applicable state or municipality. Such Bonds are typically revenue or special obligation bonds in that they are secured only by the authority issuing such bonds. Such authorities are located in or have been established by at least 45 states and generally are intended to facilitate the construction and sales of housing for low income families. Generally, the authorities are not entitled to state or municipal appropriations from general tax revenues. As a result, and because investors in Municipal Housing Bonds receive repayments of principal as the underlying mortgages are paid prior to maturity, the yields obtainable on such Bonds exceed those of other similarly rated Municipal Bonds. Municipal Housing Bonds are used to purchase single family or other residential mortgages which may or may not be insured by the FHA or guaranteed by the VA. Some Municipal Housing Bonds, however, are used only to purchase residential mortgages that are either insured by the FHA or guaranteed by the VA. Under FHA insurance programs, upon the conveyance of the insured premises and compliance with certain administrative procedures, the FHA pays mortgage insurance benefits equal to the unpaid principal amount of the defaulted mortgage loan. Under a VA guaranty, the VA guarantees the payment of a mortgage loan up to a maximum. The liability of the VA on any such guaranty is reduced or increased pro rata with any reduction or increase in the amount of indebtedness, but in no event will the amount payable on the guaranty exceed the amount of the original guaranty. Notwithstanding the dollar and percentage limitations of the guaranty, a mortgagee will ordinarily suffer a monetary loss only when the difference between the unsatisfied indebtedness and the proceeds of a foreclosure sale of the mortgaged premises is greater than the original guaranty as adjusted. The VA may, at its option and without regard to the guaranty, make full payment to a mortgagee of the unsatisfied indebtedness on a mortgage loan upon its assignment to the VA of the property. As most Municipal Housing Bonds are secured only by the mortgages purchased, bonds used to purchase mortgages that are either insured by the FHA or guaranteed by the VA will have less risk of loss of principal than bonds used to purchase comparable mortgages that are not insured by the FHA or guaranteed by the VA. Although the Fund will attempt to diversify its holding of Municipal Housing Bonds geographically, there may be similar factors affecting the mortgagor's ability to maintain, payments under the underlying mortgages. Such factors could include changes in national and state policies relating to transfer payments such as unemployment insurance and welfare, and adverse economic developments, particularly those affecting less skilled and low income workers.

         The Fund may invest in Municipal Bonds which, on the date of investment, are within the four highest ratings of Moody's ("Aaa," "Aa," "A," "Baa") or S&P ("AAA," "AA," "A," "BBB") or in Municipal Bonds which are not rated, provided that in the opinion of the Adviser, such Municipal Bonds are comparable in quality to those within the four highest ratings. Though bonds rated Baa or BBB normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for such bonds than for bonds in higher rated categories. Occasional speculative factors apply to some bonds in this category.

         The ratings of Moody's and S&P represent their respective opinions of the qualities of the securities they undertake to rate and such ratings are general and are not absolute standards of quality. In determining suitability of investment in a particular unrated security, the Adviser will take into consideration asset and debt coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issuers.

         The Fund has no restrictions on the maturity of Municipal Securities in which it may invest. The Fund seeks to invest in Municipal Securities of such maturities that in the judgment of the Adviser will provide a high level of current income consistent with liquidity requirements and market conditions after taking into account the cost of any insurance obtainable on such Municipal Securities. While short-term trading increases the Fund's turnover, the execution costs for Municipal Securities are substantially less than for equivalent dollar values of equity securities.

         Generally, the value of Municipal Securities will change as the general level of interest rates fluctuate. During periods of rising interest rates, the value of outstanding long-term, fixed-income securities generally decline. Conversely, during periods of falling interest rates, the value of such securities generally increase. The value of the Fund's shares fluctuates with the value of its investments. In addition, the individual credit ratings of issuers' obligations, the ability of such issuers to make payments of interest and principal on their obligations, and the value of any insurance applicable thereto, also affects the value of the Fund's investments.

         Yields on Municipal Bonds vary depending on a variety of factors, including the general condition of the financial markets and of the municipal bond market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Generally, Municipal Bonds of longer maturities produce higher current yields but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors than are Municipal Bonds with shorter maturities. Similarly, lower-rated Municipal Bonds generally produce a higher yield than higher-rated Municipal Bonds due to the perception of a greater degree of risk as to the ability of the issuer to pay principal and interest obligations.

         The Fund will not invest more than 25% of its total assets in Municipal Securities, the issuers of which are located in the same state. On a temporary defensive basis or due to market conditions, the Fund may invest up to 100% of its total assets in Municipal Notes and Short-Term Taxable Securities (neither of which are insured), as well as in repurchase agreements collateralized by such securities.

         Short-Term Taxable Securities. "Short-Term Taxable Securities" mature in one year or less from the date of purchase and consist of the following obligations, the income from which is subject to federal income tax: obligations of the U.S. government, its agencies or instrumentalities, some of which may be secured by the full faith and credit of the U.S. government and some of which may be secured only by the credit of the agency or instrumentality of the U.S. government issuing such obligations; corporate bonds or debentures rated within the four highest grades by either Moody's or S & P; commercial paper rated by either of such rating services (Prime-1 through Prime 2- or A-1 through A-2, respectively) or, if not rated, issued by companies having an outstanding debt issue rated at least "A" by either of such rating services; certificates of deposit and bankers' acceptances of banks having assets in excess of $2 billion.


         Insurance Feature. The Fund under normal market conditions invests at least 80% of its total assets in Municipal Bonds that, at the time of purchase, either (1) are insured under a Mutual Fund Insurance Policy ("Fund Policy") issued to the Trust for the benefit of the Fund by Financial Guaranty Insurance Company ("Financial Guaranty") or another insurer (subject to the limitations set forth below); (2) are insured under an insurance policy obtained by the issuer or underwriter of such Municipal Bonds at the time of original issuance thereof (a "New Issue Insurance Policy"); or (3) are without insurance coverage, provided that, an escrow or trust account has been established pursuant to the documents creating the Municipal Bonds and containing sufficient U.S. Government Securities backed by the U.S. government's full faith and credit pledge in order to ensure payment of principal and interest on such bonds. If a Municipal Bond is already covered by a New Issue Insurance Policy when acquired by the Fund, then coverage will not be duplicated by a Fund Policy; if a Municipal Bond, other than that described in (3) above, is not covered by a New Issue Insurance Policy then it may be covered by a Fund Policy purchased by the Trust for the benefit of the Fund. The Fund may also purchase Municipal Notes that are insured. However, in general, Municipal Notes are not presently issued with New Issue Insurance Policies and the Fund does not generally expect to cover Municipal Notes under its Fund Policy. Accordingly, the Fund does not presently expect that any significant portion of the Municipal Notes it purchases will be covered by insurance. Securities other than Municipal Bonds and Notes purchased by the Fund are not covered by insurance. Although the insurance feature reduces certain financial risks, the premiums for a Fund Policy, which are paid from the Fund's assets, and the restrictions on investments imposed by the guidelines in a Fund Policy, reduce the Fund's current yield. For the fiscal year ended March 31, 2002, the premiums paid by Tax Exempt Insured Fund for a Fund Policy were 0.00% of the average net assets of the Fund.


         In order to be considered as eligible insurance by the Fund, such insurance policies must guarantee the scheduled payment of all principal and interest on the Municipal Bonds as they become due for as long as such Bonds remain held by the Fund in the case of a Fund Policy, and for as long as such Bonds are outstanding in the case of a New Issue Insurance Policy. However, such insurance may provide that in the event of non-payment of interest or principal when due with respect to an insured Municipal Bond, the insurer is not obligated to make such payment until a specified time period after it has been notified by the Fund that such non-payment has occurred. (The Financial Guaranty Fund Policy described below provides that payments will be made on the later of the date the principal or interest becomes due for payment or the business day following the day on which Financial Guaranty shall have received notice of non-payment from the Fund.) For these purposes, a payment of principal may be due only at final maturity of the Municipal Bond and not at the time any earlier sinking fund payment is due. The insurance does not guarantee the market value of the Municipal Bonds or the value of the shares of the Fund and, except as described below, has no effect on the price or redemption value of the Fund's shares.

         It is anticipated that the insured Municipal Bonds held by the Fund will be insured by Financial Guaranty (see "Financial Guaranty" below). However, the Fund may obtain insurance on its Municipal Bonds or purchase insured Municipal Bonds covered by policies issued by other insurers; provided, any such company has a claims-paying ability rated "AAA" by S&P or "Aaa" by Moody's. S&P and Moody's have rated the claims-paying ability of Financial Guaranty and the Municipal Bonds insured by Financial Guaranty at "AAA" and "Aaa," respectively.

New Issue Insurance Policies. The New Issue Insurance Policies, if any, will have been obtained by the issuer of the Municipal Bonds and all premiums with respect to such Bonds for the lives thereof will have been paid in advance by such issuer. Such policies are generally non-cancelable and will continue in force so long as the Municipal Bonds are outstanding and the insurer remains in business. Since New Issue Insurance Policies remain in effect as long as the Bonds are outstanding, the insurance may have an effect on the resale value of the Municipal Bonds. Therefore, New Issue Insurance Policies may be considered to represent an element of market value in regard to Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be estimated.

Mutual Fund Insurance Policy. The Trust has obtained a Fund Policy on behalf of the Tax Exempt Insured Fund from Financial Guaranty. Under the Fund Policy, if the principal of or interest on a bond covered by the Fund Policy is due for payment, but is unpaid by reason of non-payment by the issuer, Financial Guaranty, upon proper notice by the Fund, will make a payment of such amount to a fiscal agent for the benefit of the Fund, upon the fiscal agent receiving from the Fund (i) evidence of the Fund's right to receive payment of the principal or interest due for payment and (ii) evidence that all of the Fund's right to such payment of the principal or interest due for payment shall thereupon vest with Financial Guaranty. The principal of a bond is considered due for payment under the Fund Policy at the stated maturity date of such bond or the date on which the same shall have been duly called for mandatory sinking fund redemption. The principal of a bond will not be considered due for payment under the Fund Policy by reason of a call for redemption (other than a mandatory sinking fund redemption), acceleration or other advancement of maturity. The interest on a bond is considered due under the Fund Policy on the stated date for payment. "Non-payment" by an issuer of bonds is when that issuer has not provided, on a timely basis, sufficient funds to the paying agent of the issuer for payment in full of all principal and interest due for payment.

         Financial Guaranty's obligation to insure any particular bond which it has agreed to insure is subject only to the Fund's becoming the owner of such bond (i) on or before the 100th day following the date on which the Fund purchases such bond or (ii) on or before the 150th day following the purchase date in the case of "when, as and if issued" bonds which the issuer thereof has failed on a timely basis to deliver in definitive form to the purchasers thereof. So long as the Fund becomes the owner on or before the 100th or 150th day following the purchase date, as the case may be, such bond will be insured as of the purchase date. Once the insurance under the Fund Policy is effective with respect to the Municipal Bonds, it covers the Municipal Bonds only so long as the Fund is in existence, Financial Guaranty is still in business, the covered Municipal

Bonds continue to be held by the Fund, and the Fund pays the insurance premium monthly with respect to the covered Municipal Bonds. In the event of a sale of any Municipal Bond held by the Fund or payment thereof prior to maturity, the Fund Policy terminates as to such Municipal Bond and Financial Guaranty is liable only for those payments of principal and interest which are then due and owing. However, if in the judgment of the Adviser it would be to the Fund's advantage, the Trust, on behalf of the Fund, may purchase additional insurance (if available at an acceptable premium) that will extend the insurance coverage on such Municipal Bond until maturity.

         The Fund Policy provides that it is non-cancelable by Financial Guaranty except for non-payment of premiums. Once the Fund purchases a bond and begins paying a premium for that bond based upon a stated annual premium, that annual premium rate cannot be changed by Financial Guaranty so long as the bond is owned by the Fund and insured under the Fund Policy. Similar Municipal Bonds purchased at different times, however, may have different premiums. The Trust, at the request of the Fund, may cancel the Fund Policy at any time upon written notice to Financial Guaranty and may do so if the Fund determines that the benefits of the Fund Policy are not justified by the expense involved. In the event the Fund were to cancel the Fund Policy and not obtain a substitute, the Fund would satisfy its investment policy concerning the portion of its Fund required to be invested in insured Municipal Bonds by limiting such investments to Municipal Bonds covered by New Issue Insurance Policies. If adequate quantities of such Municipal Bonds were not available, the Fund would promptly seek approval of its shareholders to change its name and its fundamental investment policy.

         If the Fund discontinues insuring newly acquired Municipal Bonds with Financial Guaranty, it has the right to continue paying premiums to Financial Guaranty for all Municipal Bonds previously insured and still held by the Fund and keep the insurance in force as to those Municipal Bonds. The insurance premiums will be payable monthly in advance by the Fund based on a statement of premiums duly supplied by Financial Guaranty. The amount of premiums due will be computed on a daily basis for purchases and sales of covered Municipal Bonds during the month. If the Fund sells a Municipal Bond or that Bond is redeemed, Financial Guaranty will refund any unused portion of the premium.

         Municipal Bonds are eligible for insurance under the Fund Policy if they are, at the time of purchase by the Fund, identified separately or by category in qualitative guidelines (based primarily on ratings) furnished by Financial Guaranty, and are in compliance with the aggregate limitations on amounts set forth in such guidelines. Premium variations are based, in part, on the rating of the Municipal Bond being insured at the time the Fund purchases such Bond. Financial Guaranty may be willing to insure only a portion of the outstanding bonds, or issue of bonds, by any particular issuer. In such event, Financial Guaranty will advise the Fund, on a quarterly basis, of any limitation on the insurance available for such Municipal Bonds. Once Financial Guaranty has established such a limitation, it cannot reduce that limitation for any issue during that quarter, but Financial Guaranty may, at its sole discretion, remove at any time, any Municipal Bond from its list of bonds eligible to be insured if the credit quality of such Municipal Bond has materially deteriorated after the quarterly limitation is made. Once such Municipal Bond is removed from the list of bonds eligible to be insured, the Fund cannot acquire insurance upon such Municipal Bond from Financial Guaranty. Financial Guaranty, however, must continue to insure the full amount of such bonds previously acquired so long as they remain held by the Fund and were, at the time of purchase by the Fund, considered eligible by Financial Guaranty. The qualitative guidelines and aggregate amount limitations established by Financial Guaranty, from time to time, will not necessarily be the same as those the Adviser would use to govern selection of Municipal Bonds for the Fund's investments. Therefore, from time to time, such guidelines and limitations may affect investment decisions. When the Fund's investment policies are more restrictive than the qualitative guidelines and aggregate amount limitations established by Financial Guaranty or any other insurer, the Fund's policies will govern.

         Because coverage under the Fund Policy terminates upon sale of a Municipal Bond held by the Fund, the insurance does not have any effect on the resale value of Municipal Bonds. Therefore, the Adviser may decide to retain any insured Municipal Bonds which are in default or, in the view of the Adviser, in significant risk of default and to recommend to the Trustees that the Fund place a value on the insurance which will be equal to the difference between the market value of the defaulted Municipal Bond and the market value of similar Municipal Bonds of minimum investment grade (i.e., rated "BBB") that are not in default. As a result, the Adviser may be unable to manage fully the Fund's investments to the extent that it holds defaulted Municipal Bonds, which will limit the ability of the Adviser in certain circumstances to purchase other Municipal Bonds. While a defaulted Municipal Bond is held by the Fund, the Fund continues to pay the insurance premium thereon, but also collects interest payments from the insurer and retains the rights to collect the full amount of principal from the insurer when the Municipal Bond comes due. The Fund expects that the market value of a defaulted Municipal Bond covered by a New Issue Insurance Policy will generally be greater than the market value of an otherwise comparable defaulted Municipal Bond covered by the Fund Policy.

Secondary Market Insurance Policies. On behalf of the Fund, the Trust may, at any time, purchase from Financial Guaranty a secondary market insurance policy (a "Secondary Market Policy") on any Municipal Bond currently covered by the Fund Policy at the time such Bond was purchased by the Fund. The coverage and obligation to pay monthly premiums under the Fund Policy would cease with the purchase by the Trust of a Secondary Market Policy.

         By purchasing a Secondary Market Policy, the Trust would, upon payment of a single premium, obtain similar insurance for the Fund against non-payment of scheduled principal and interest for the remaining term Municipal Bond, regardless of whether the Fund then owned the Bond. Such insurance coverage will be non-cancelable and will continue in force so long as the Municipal Bonds so insured are outstanding. The purpose of acquiring such a policy would be to enable the Fund to sell the Municipal Bond to a third party as an "AAA"/"Aaa" rated insured Municipal Bond at a market price higher than what otherwise might be obtainable if the security were sold without the insurance coverage. (Such rating is not automatic, however, and must specifically be requested for each Municipal Bond.) Any difference between the excess of a Municipal Bond's market value as an "AAA"/"Aaa" rated Municipal Bond over its market value without such rating and the single premium payment would inure to the Fund in determining the net capital gain or loss realized by the Fund upon the sale of the Bond.

         Since Secondary Market Policies remain in effect as long as the Municipal Bonds insured thereby are outstanding, such insurance may have an effect on the resale value of such Bonds. Therefore, Secondary Market Policies may be considered to represent an element of market value with regard to Municipal Bonds thus insured, but the exact effect, if any, of this insurance on such market value cannot be estimated. Since the Fund has the right under the Fund Policy to purchase such Secondary Market Policy even if an eligible Municipal Bond is currently in default as to any payments by the issuer, the Fund would have the opportunity to sell such Bond, and not be obligated to hold it in its Fund in order to continue the Fund Policy in force.

Financial Guaranty. Financial Guaranty is a wholly owned subsidiary of FGIC Corporation, a Delaware holding company. Financial Guaranty, domiciled in the State of New York, commenced its business of providing insurance and financial guarantees for a variety of investment instruments in January 1984. FGIC Corporation is a subsidiary of General Electric Capital Corporation. Neither FGIC Corporation nor General Electric Capital Corporation is obligated to pay the debts of or the claims against Financial Guaranty. Financial Guaranty, in addition to providing insurance for the payment of interest and principal of municipal bonds and notes held in mutual fund Funds, provides insurance for all, or a portion of, new and secondary market issues of municipal bonds and notes and for municipal bonds and notes held in unit investment trust Funds. It is also authorized, in some states, to write fire, property damage liability, worker's compensation and employers' liability and fidelity and surety insurance.

         Financial Guaranty is currently licensed to provide insurance in 50 states and the District of Columbia, files reports with state insurance regulatory agencies and is subject to audit and review by such authorities. Such regulation, however, is no guarantee that Financial Guaranty will be able to perform its contracts of insurance in the event a claim should be made thereunder at some time in the future.

         The information relating to Financial Guaranty contained herein has been furnished by Financial Guaranty. No representation is made herein as to the accuracy or adequacy of such information subsequent to the date hereof. The Fund may purchase insurance from Financial Guaranty or from other insurers. The use of insurance will result in a lower yield to shareholders of the Fund than would be the case if non-insured securities were purchased.

                             INVESTMENT RESTRICTIONS

         Each Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A "majority of the outstanding voting securities" of a Fund for this purpose means the lesser of
(i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or
(ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to each Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions. Under these restrictions:

               (1) Each Fund may not purchase securities on margin, but each Fund may obtain such short-term credits as may be necessary for the clearance of transactions;

               (2) Each Fund may not issue senior securities or borrow money or pledge its assets except that: (i) each Fund may borrow for temporary or emergency purposes in amounts not exceeding 5% (33 % for Strategic Bond Fund, High Yield Bond Fund and Core Bond Fund) (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; and (ii) the GNMA Fund may borrow money to purchase securities in amounts not exceeding 50% of its net assets and pledge its assets to secure such borrowings;

               (3) Each Fund may not purchase any security (other than obligations of the U.S. government, its agencies, or instrumentalities) if as a result: (i) as to

                    75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) as to all of the Fund's total assets, more than 25% of the Fund's total assets (taken at current value) would be invested in a single industry, or (iii) as to all of the Fund's total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer;

               (4) Each Fund may not buy or sell commodities or commodity contracts (except financial futures as described under "Investment Objectives and Policies" above) or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;

               (5) Each Fund may not act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain Federal securities laws;

               (6) Each Fund may not make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with other illiquid assets being limited to 10% of the Fund's total assets), (ii) loans of Fund securities (limited to 33% of a Fund's assets), (iii) participation in loans to foreign governments or companies, and (iv) as otherwise permitted by exemptive order of the SEC;

         The following additional restrictions are not fundamental policies and may be changed by the Trustees without a shareholder vote:


               (7) Each Fund (except for the High Yield Bond Fund) may not make short sales of securities to maintain a short position, except that each Fund may effect short sales against the box;


               (8) Each Fund may not purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old;

               (9) Each Fund may not invest in any securities of any issuer if, to the knowledge of the Fund, any officer, Trustee or director of the Trust or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issue, and such officers, Trustees or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

               (10) Each Fund may not make investments for the purpose of exercising control or management;

               (11) The U.S. Government Securities Fund, GNMA Fund and Tax
                    Exempt Insured Fund may not invest more than 10% and the Strategic Bond Fund, High Yield Bond Fund and Core Bond Fund may not invest more that 15% of its net assets in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of the Securities Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities;

               (12) Each Fund may not invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets in such securities of one or more investment companies (each of the above percentages to be determined at the time of investment), or except as part of a merger, consolidation or other acquisition;

               (13) Each Fund may not invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the securities of companies which invest in or sponsor such programs; and

                              TRUSTEES AND OFFICERS


         The following table lists the Trustees and executive officers of the Company, their date of birth, current positions held with the Company, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other Trusteeships held outside of the fund complex. The SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, SunAmerica Strategic Investment Series, Inc. and the Fund. Unless otherwise noted, the address of each executive officer and Director is The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Trustees who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Disinterested Trustees." Trustees who are deemed to be "interested persons" of the Company are referred to as "Interested Trustees."

DISINTERESTED TRUSTEES


---------------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                          Funds in Fund
Name and Date of Birth       Position(s)                          Principal Occupation    Complex
                             Held with      Length of Time        during the last 5       Overseen by     Other Trusteeships
                             Fund           Served                years                   Director/1/     Held by Director/2/
---------------------------------------------------------------------------------------------------------------------------------
S. James Coppersmith         Director       17 years              Retired; formerly,      42              Board of Trustees of
DOB: February 21, 1933                                            President and General                   BJ's Wholesale Club;
                                                                  Manager, WCVB-TV, a                     Board of Trustees of
                                                                  division of the                         the Boston Stock
                                                                  Hearst Corp.  (1982                     Exchange
                                                                  to 1994);
                                                                  Director/Trustee of
                                                                  SAMF and Anchor
                                                                  Series Trust ("AST").
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                          Funds in Fund
Name and Date of Birth       Position(s)                          Principal Occupation    Complex
                             Held with      Length of Time        during the last 5       Overseen by     Other Trusteeships
                             Fund           Served                years                   Director/1/     Held by Director/2/
---------------------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven         Director       Less than 1 year      Retired                 72              Director, Compaq
DOB: October 6, 1945                                              Administrator.                          Computer Corporation
                                                                  Director, VALIC                         (1992 to present);
                                                                  Company I (November                     Director, A.G. Belo
                                                                  1998 to present);                       Corporation (1992 to
                                                                  Director, VALIC                         present); Director,
                                                                  Company II, (August                     Sysco Corporation
                                                                  1998 to present);                       (1996 to present);
                                                                  Director/Trustee of                     Director, Luby's,
                                                                  SAMF and SunAmerica                     Inc. (1998 to
                                                                  Senior Floating Rate                    present); Director,
                                                                  Fund, Inc. ("SASFR").                   University of Texas
                                                                  Formerly, President,                    Board of Regents (May
                                                                  United Way of the                       2001 to present).
                                                                  Texas Gulf Coast                        Formerly, Director,
                                                                  (1992-1998);                            CypressTree Senior
                                                                                                          Floating Rate Fund,
                                                                                                          Inc. (June 2000 to
                                                                                                          May 2001); Formerly
                                                                                                          Director, USLIFE
                                                                                                          Income Fund, Inc.
                                                                                                          (November 1998 to
                                                                                                          December 2001);
                                                                                                          Formerly, Director,
                                                                                                          Houston Branch of the
                                                                                                          Federal Reserve Bank
                                                                                                          of Dallas
                                                                                                          (1992-2000);
                                                                                                          Formerly, Board
                                                                                                          Member, Sisters of
                                                                                                          Charity of the
                                                                                                          Incarnate Word
                                                                                                          (1996-1999).
---------------------------------------------------------------------------------------------------------------------------------
William F. Devin             Director       2 years (includes     Director/Trustee of     72              Member of the Board
DOB: December 30, 1938                      time served on the    SAMF; SASFR; VALIC                      of Governors, Boston
                                            VALIC Board)          Company I and VALIC                     Stock Exchange
                                                                  Company II. Vice                        (1985-Present);
                                                                  President, Fidelity                     formerly, Executive;
                                                                  Capital Markets, a                      formerly, Director
                                                                  division of National                    Cypress Tree Senior
                                                                  Financial Services                      Floating Rate Fund,
                                                                  Corporation                             Inc. (October
                                                                  (1966-1996)                             1997-May 2001)
---------------------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat          Chairman of    16 years              Attorney, solo          43              Director of North
DOB: March 7, 1940           the Board                            practitioner,                           European Oil Royal
                                                                  Chairman of the                         Trust
                                                                  Boards of
                                                                  Trustees/Trustees of
                                                                  SAMF and AST.
                                                                  Director of SASFR.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                          Funds in Fund
Name and Date of Birth       Position(s)                          Principal Occupation    Complex
                             Held with      Length of Time        during the last 5       Overseen by     Other Trusteeships
                             Fund           Served                years                   Director/1/     Held by Director/2/
---------------------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman            Director       17 years              Partner and Managing    43              None
DOB: May 10, 1943                                                 Member of B.B.
                                                                  Associates LLC
                                                                  (menswear specialty
                                                                  retailing and other
                                                                  activities) since
                                                                  June 1988;
                                                                  Director/Trustee of
                                                                  SAMF, AST and SASFR.
---------------------------------------------------------------------------------------------------------------------------------
Sebastiano Sterpa            Director       9 years               Founder and Chairman    34              Director, Real Estate
DOB: July 18, 1929                                                of the Board of the                     Business Service and
                                                                  Sterpa Group (real                      Countrywide Financial
                                                                  estate) since 1962;
                                                                  Director/Trustee of
                                                                  SAMF.
---------------------------------------------------------------------------------------------------------------------------------

INTERESTED TRUSTEES

---------------------------------------------------------------------------------------------------------------------------------
                                                                                          Number of
                                                                                          Funds in Fund
Name and Date of Birth       Position(s)                          Principal Occupation    Complex/1/
                             Held with      Length of Time        during the Past 5       Overseen by     Other Trusteeships
                             Fund           Served                years                   Director        Held by Director/2/
---------------------------------------------------------------------------------------------------------------------------------
Peter A. Harbeck/3/          Director and   7 years               Director and President, 80              None
DOB: January 23, 1954        President                            the Adviser, since
                                                                  August 1995; Director,
                                                                  AIG Financial Advisor
                                                                  Services, Inc.
                                                                  ("AIGFAS") since
                                                                  February 2000;
                                                                  Managing Director,
                                                                  John McStay
                                                                  Investment Counsel,
                                                                  L.P. ("JMIC") since
                                                                  June 1999; Director,
                                                                  SunAmerica Capital
                                                                  Services, Inc.
                                                                  ("SACS"), since
                                                                  August 1993; Director
                                                                  and President,
                                                                  SunAmerica Fund
                                                                  Services, Inc.
                                                                  ("SAFS"), since May
                                                                  1988; President,
                                                                  SAMF, AST and SASFR.
---------------------------------------------------------------------------------------------------------------------------------

OFFICERS


---------------------------- -------------- --------------- ----------------------------- --------------- -----------------------
                                                                                          Number of
                                                                                          Funds in Fund
Name and Date of Birth       Position(s)                                                  Complex         Other Trusteeships
                             Held with      Length of Time  Principal Occupations         Overseen by     Held by Director/2/
                             Fund           Served          During Past 5 Years           Director/1/
---------------------------- -------------- --------------- ----------------------------- --------------- -----------------------
Robert M. Zakem              Secretary      10 Years        Senior Vice President and       N/A             N/A
DOB: January 26, 1958                                       General Counsel, the Adviser,
                                                            since April 1993;
                                                            Vice President and Assistant
                                                            Secretary, AIGFAS since
                                                            February 2000; Executive Vice
                                                            President, General Counsel
                                                            and Director, SACS, since
                                                            August 1993; Vice President,
                                                            General Counsel and Assistant
                                                            Secretary, SAFS, since January
                                                            1994; Vice President, SAST,
                                                            APF and Seasons; Assistant
                                                            Secretary, SAST and APF,
                                                            since September 1993;
                                                            Assistant Secretary, Seasons,
                                                            since April 1997.
------------------------------ -------------- ------------- ------------------------------- --------------- ---------------------

---------------------------- -------------- --------------- ----------------------------- --------------- -----------------------
                                                                                          Number of
                                                                                          Funds in Fund
Name and Date of Birth       Position(s)                                                  Complex         Other Trusteeships
                             Held with      Length of Time  Principal Occupations         Overseen by     Held by Director/2/
                             Fund           Served          During Past 5 Years           Director/1/
---------------------------- -------------- --------------- ----------------------------- --------------- -----------------------
Donna M. Handel              Vice President Vice President  Vice President (since                 N/A             N/A
DOB: June 25, 1966           and Treasurer  2 years         November 2000), Seasons and
                                            Treasurer-Less  APF; Treasurer, Seasons and
                                            than 1 year     APF (since 2002); Vice
                                                            President and Assistant year
                                                            Treasurer (since October
                                                            2001) VALIC Company I and
                                                            VALIC Company II; Vice
                                                            President and Treasurer, SFR
                                                            (since 2002); Vice President,
                                                            SAAMCO (since August 1996),
                                                            Vice President (since 2000)
                                                            and Treasurer (since 2002)
                                                            SunAmerica Equity Funds,
                                                            SunAmerica Income Funds and
                                                            SunAmerica Money Market Funds,
                                                            Inc., Anchor Series Trust
                                                            ("AST") and SunAmerica Style
                                                            Select Series, Inc. ("Style
                                                            Select"); Vice President
                                                            (since 2000) and Treasurer
                                                            (since 2002), SunAmerica
                                                            Strategic Investment Series,
                                                            Inc.
------------------------------ -------------- ------------- ------------------------------- --------------- ---------------------



         The Trustees of the Trust are responsible for the overall supervision of the operation of the Trust and the Fund and perform various duties imposed on directors of investment companies by the 1940 Act and under the Trust's Declaration of Trust. Trustees and officers of the Trust are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by SACS and other affiliates of SunAmerica Inc.

         The Trust pays each Trustee who is not an interested person of the Trust or the Adviser (each a "Disinterested" Trustee) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each Disinterested Trustee receives a pro rata portion (based upon the Trust's net assets) of the $40,000 in annual compensation for acting as a director or trustee to all the retail funds in SAMF. In addition, each Disinterested Trustee received $20,000 in annual compensation for

-----------------------------
1 The "Fund Complex" consists of all registered investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmerica Equity Funds (7 funds), SunAmerica Income Funds (6 funds), SunAmerica Style Select Series, Inc. (12 Funds), SunAmerica Strategic Investment Series, Inc. (7 funds), Anchor Series Trust (8 Funds), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), VALIC Company I (22 Funds) and VALIC Company II (15 Funds), SunAmerica Series Trust (31 Funds), Season Series Trust (19 Funds) and Anchor Pathway Fund (7 series).
2 Trusteeships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act.
3 Mr. Harbeck is considered to be an Interested Director because he serves as President and CEO of the Adviser, Director of AIGFAS, managing Director of JMIC, Director of SACS and Director and President of SAFS.

  acting as trustee to AST. Also, each Disinterested Trustee of SASFR receives $900 per quarterly meeting for acting as a Director, plus $900 for each meeting attended in person and $500 for each telephone meeting. Each Disinterested Trustee of the retail funds in SAMF receives an additional $2,500 per attended quarterly meeting. In addition, Mr. Eisenstat receives an aggregate of $2,000 in annual compensation for serving as Chairman of the Boards of the retail funds in the SAMF. Officers of the Trust receive no direct remuneration in such capacity from the Trust or the Funds.

         The Board of Trustees has established two committees, i.e., Audit and Nominating.

         Each Disinterested Trustee serves on the Audit Committee of the Board of Trustees. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committees of all of the SAMF as well as AST. With respect to the Fund, each member of the Audit Committee receives a pro rata portion of the $5,000 annual compensation, based on the relative net assets of the Fund. The Audit Committee met twice during the fiscal year ended March 31, 2002.

         In addition, each Disinterested Trustees also serves on the Nominating Committee. The Nominating Committee recommends to the Trustees those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meetings. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. Members of the Nominating Committee serve without compensation. There were no meetings of the Nominating Committee during the fiscal year ended March 31, 2002.


         The Directors (and Trustees) of the SAMF and AST have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the Disinterested Trustees of the SAMF. The Retirement Plan provides generally that if a Disinterested Trustee who has at least 10 years of consecutive service as a Disinterested Trustee of any of the SAMF (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each of the SAMF with respect to which he or she is an Eligible Director. With respect to Sebastiano Sterpa, the Disinterested Trustees have determined to make an exception to existing policy and allow Mr. Sterpa to remain on the Board past age 70, until he has served for ten years. Mr. Sterpa will cease accruing retirement benefits upon reaching age 70, although such benefits will continue to accrue interest as provided for in the Retirement Plan. As of each birthday, prior to the 70th birthday, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each of the SAMF for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any retirement benefits credited during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70/th/ birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

  Director Ownership of Fund Shares

  The following table shows the dollar range of shares beneficially owned by each Director as of December 31, 2001.


---------------------------------------- -------------------------------------- --------------------------------------
                                                                                      Aggregate Dollar Range of
                                                                                       Equity Securities in All
                                                                                        Registered Investment
                                                                                        Companies Overseen by
                                                Dollar Range of Equity                  Director in Family of
           Name of Director                    Securities in the Fund/3/               Investment Companies/4/
---------------------------------------- -------------------------------------- --------------------------------------
S. James Coppersmith                                     None                             $50,001-$100,000

---------------------------------------- -------------------------------------- --------------------------------------
Dr. Judith L. Craven                                     None                                   None

---------------------------------------- -------------------------------------- --------------------------------------
William F. Devin                                         None                                   None

---------------------------------------- -------------------------------------- --------------------------------------
Samuel M. Eisenstat                                      None                              $10,001-$50,000

---------------------------------------- -------------------------------------- --------------------------------------
Stephen J. Gutman                                        None                                   None

---------------------------------------- -------------------------------------- --------------------------------------
Sebastiano Sterpa                                        None                               **$100,000

---------------------------------------- -------------------------------------- --------------------------------------
Peter A. Harbeck/5/                                  **$100,000                             **$100,000
---------------------------------------- -------------------------------------- --------------------------------------

** Denotes greater than

------------------------
 3 Where a Fund is not listed with respect to a Director, the Director held no shares of the Fund.
 4 Includes the SunAmerica Mutual Funds (34 funds), Anchor Series Trust (8 Funds) and SunAmerica Senior Floating Rate Fund, Inc. (1 fund), APF (7 series), SAST (33 Funds) and Seasons (19 Funds).
 5    Interested Director

         The following table sets forth information summarizing the compensation of each disinterested Trustee for his services as Trustee for the fiscal year ended March 31, 2002. Neither the Trustees who are interested persons of the Trust nor any officers of the Trust receive any compensation.


                               COMPENSATION TABLE


-------------------------- ----------------- --------------------------- ------------------ ------------------------
Trustee                                                                                     Total Compensation
                           Aggregate         Pension or Retirement       Estimated Annual   from Trust and Fund
                           Compensation      Benefits Accrued as Part    Benefits on        Complex Paid
                           from Trust        of Trust Expenses*          Retirement**       to Trustees*
-------------------------- ----------------- --------------------------- ------------------ ------------------------
S. James                   $           5,846 $                    61,223 $           28,757 $                 75,000
Coppersmith
-------------------------- ----------------- --------------------------- ------------------ ------------------------
Judith L. Craven ***       $           3,194 $                     5,119 $           44,800 $                 60,996
-------------------------- ----------------- --------------------------- ------------------ ------------------------

--------------------------------------------------------------------------------
William F. Devin ***      $ 3,194             -       $ 44,800       $ 39,500
--------------------------------------------------------------------------------
Samuel M. Eisenstat       $ 6,140      $ 54,452       $ 49,016       $ 80,340
--------------------------------------------------------------------------------
Stephen J. Gutman         $ 5,846      $ 56,147       $ 64,594       $ 82,140
--------------------------------------------------------------------------------
Sebastiano Sterpa ****    $ 5,966      $ 11,466       $ 10,962       $ 78,140
--------------------------------------------------------------------------------

* Information is as of March 31, 2002 for the five investment companies in the complex that pay fees to these Trustees/trustees. The complex consists of the SAMF, AST, SASFR, VALIC Company I and VALIC Company II.

** Assumes the Participant elects to receive benefits in 15 yearly installments for SAMF and AST Retirement Plans and 10 yearly installments for VALIC Company I and VALIC Company II Retirement Plans
*** Mr. Devin and Dr. Craven were elected to the Board effective as of November 16, 2001. Mr. Devin and Dr. Craven are not Trustees of AST.
****     Mr. Sterpa is not a trustee of AST.


         As of July 3, 2002, the Trustees and officers of the Trust owned in the aggregate less than 1% of the total outstanding shares of each class of each Fund.


         The following shareholders owned of record or beneficially 5% or more of the indicated Fund Class' shares outstanding as of July 2, 2002:


------------------------------------------------------------------------------------------------------
   NAME OF SHAREHOLDERS AND ADDRESS                         FUND AND CLASS            % OF OWNERSHIP
------------------------------------------------------------------------------------------------------
VALIC                                                Tax Exempt Insured - Class B             13%
Seed Money
Attention:  Greg Kingston
2919 Allen Pkwy #L7-01
Houston, TX 77019-2142
------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith, Inc.          Tax Exempt Insured - Class B             19%
Attention: Service Team Sec #97MD9
4800 Deer Lake Drive East, 2/nd/ Floor
Jacksonville, FL 32246
------------------------------------------------------------------------------------------------------
Claire Koh                                           Tax Exempt Insured - Class II            15%
963C Heritage Hills Drive
Somers, NY 10589-1913
------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette Securities Corp., Inc.     Tax Exempt Insured - Class II            9%
P.O. Box 2052
Jersey City, NJ 07303
------------------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette Securities Corp. Inc.      GNMA Fund - Class A                      10%
P. O. Box 2052
Jersey City, New Jersey 07303
------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith, Inc.          GNMA Fund - Class B                      6%
Attention: Service Team Sec # 97308
4800 Deer Lake Drive East, 2/nd/ Floor
Jacksonville, FL 322465
------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith, Inc.          GNMS Fund - Class II                     6%
Attention: Service Team
4800 Deer Lake Drive East, 2/nd/ Floor
Jacksonville, FL 322465
------------------------------------------------------------------------------------------------------
SunAmerica Asset Management Corp.                    GNMA Fund - Class X                      8%
Attention: Frank Curran
The SunAmerica Center
733 Third Avenue, 4/th/ Floor
------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
   NAME OF SHAREHOLDERS AND ADDRESS                           FUND AND CLASS               % OF OWNERSHIP
-----------------------------------------------------------------------------------------------------------
New York, NY 10017
-----------------------------------------------------------------------------------------------------------
Summership & Co.                                     GNMA Fund - Class X                         21%
Attention: Robert Allen W14B
100 Franklin Street, 9/th/ Floor
Boston, MA 02110
-----------------------------------------------------------------------------------------------------------
Summership & Co.                                     GNMA Fund - Class X                         18%
Attention: Robert Allen W14E
100 Franklin Street, 9/th/ Floor
Boston, MA 02110
-----------------------------------------------------------------------------------------------------------
Summership & Co.                                     GNMA Fund - Class X                         10%
Attention: Robert Allen W14A
100 Franklin Street, 9/th/ Floor
Boston, MA 02110
-----------------------------------------------------------------------------------------------------------
Summership & Co.                                     GNMA Fund - Class X                         32%
Attention: Robert Allen W14D
100 Franklin Street, 9/th/ Floor
Boston, MA 02110
-----------------------------------------------------------------------------------------------------------
SunAmerica Asset Management Corp.                    GNMA Fund - Class I                         71%
Attention: Frank Curran
The SunAmerica Center
733 Third Avenue, 4/th/ Floor
New York, NY 10017

-----------------------------------------------------------------------------------------------------------
Albert Tashian                                       GNMA Fund - Class I                         27%
8 Chatham Lane
Waltham, MA 02452
-----------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith, Inc.          U.S. Government Securities - Class B        5%
Attention: Service Team Sec # 97MA2
4800 Deer Lake Drive East, 2/nd/ Floor
Jacksonville, FL 32246
-----------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith, Inc.          Core Bond Fund - Class B                    5%
Attention: Service Team Sec # 970K6
4800 Deer Lake Drive East, 2/nd/ Floor
Jacksonville, FL 32246
-----------------------------------------------------------------------------------------------------------
SunAmerica Trust Co. Cust.                           Core Bond Fund Class II                     14%
FBO Shirley Einhorn R/O IRA
10662 SW 79 Terr.
Miami, FL  33173-2912
-----------------------------------------------------------------------------------------------------------
Wells Fargo Investment LLC                           Core Bond Fund - Class II                   7%
608 Second Avenue South, 8/th/ Floor
Minneapolis, MN 55402
-----------------------------------------------------------------------------------------------------------
American General                                     Core Bond Fund Class Z                      99%
Attn: Beth Dobbs Plan Admin.
2929 Allen Pkwy #A38-04
Houston, TX 77019-7100
-----------------------------------------------------------------------------------------------------------
Aggressive Growth LifeStage Fund                     Core Bond Fund Class I                      7%
c/o VALIC
Attn: Greg Kingston
2919 Allen Pkwy #L7-01
Houston, TX 77019-2142
-----------------------------------------------------------------------------------------------------------
Conservative Growth LifeStage Fund                   Core Bond Fund Class I                      42%
C/o VALIC
Atten: Greg Kingston
2919 Allen Pkwy #L7-07
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
   NAME OF SHAREHOLDERS AND ADDRESS                        FUND AND CLASS               % OF OWNERSHIP
-----------------------------------------------------------------------------------------------------------
Houston, TX 77019-2142
-----------------------------------------------------------------------------------------------------------
Moderate Growth LifeStage Fund                       Core Bond Fund Class I                  36%
C/o VALIC
Attn: Greg Kingston
2919 Allen Pkwy #L7-07
Houston, TX 77019-2142
-----------------------------------------------------------------------------------------------------------
VALIC Trust Company as Custodian                     Core Bond Fund - Class I                5%
For RC Deferred Compensation Plan
Attn: Kathleen Janos
2929 Allen Parkway L3-00
Houston, TX 77019-7100
-----------------------------------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner & Smith, Inc. For      Strategic Bond Fund Class B             6%
the Sole Benefit of its Customers
Attn: Service Team Sec# 97MD7
4800 Deer Lake Drive East 2/nd/ Floor
Jacksonville, FL 32246-6486

-----------------------------------------------------------------------------------------------------------
VALIC                                                Strategic Bond Fund Class I             99%
Seed Account
Attn: Greg Kingston
2919 Allen Pkwy #L7-01
Houston, TX 77019-2142
-----------------------------------------------------------------------------------------------------------
VALIC                                                High Yield Bond Fund Class I            99%
Seed Account
Attn: Greg Kingston
2919 Allen Pkwy #L7-01
Houston, TX 77019-2142
-----------------------------------------------------------------------------------------------------------
American General                                     High Yield Bond Fund Class Z            99%
Attn: Beth Dobbs Plan Admin.
2929 Allen Pkwy #A38-04
Houston, TX 77019-7100
-----------------------------------------------------------------------------------------------------------


         A shareholder who owns beneficially, directly or indirectly, 25% or more of a Fund's outstanding voting securities may be deemed to "control" (as defined in the 1940 Act) that Fund.

                      ADVISER, PERSONAL SECURITIES TRADING,
                          DISTRIBUTOR AND ADMINISTRATOR


The Adviser. The Adviser, which was organized as a Delaware corporation in 1982, is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, and acts as adviser to each of the Funds pursuant to the Investment Advisory and Management Agreement dated January 1, 1999 (the "Advisory Agreement") with the Trust, on behalf of each Fund. As of December 31, 2001, the Adviser managed, advised and/or administered approximately $41 billion of assets. The Adviser is a wholly owned subsidiary of SunAmerica Inc., which in turn is a wholly owned subsidiary of American International Group, Inc. ("AIG").


         AIG, a Delaware corporation, is a holding company that through its subsidiaries is primarily engaged in a broad range of insurance and insurance related activities and financial services in the United States and abroad. AIG, through its subsidiaries, is also engaged in a range of financial services activities.

         Under the Advisory Agreement, the Adviser serves as investment adviser for, and selects and manages the investments of, each Fund except for those Funds for which the Adviser employs a subadviser. The Adviser also provides various administrative services and supervises the Funds' daily business affairs, subject to general review by the Trustees.


         Except to the extent otherwise specified in the Advisory Agreement, each Fund pays, or causes to be paid, all other expenses of the Trust and each of the Funds, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Funds and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information regarding the Funds, and supplements thereto, to the shareholders of the Funds; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Funds; postage; insurance premiums on property or personnel (including Officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Trust's operation.

         The subadviser for the High Yield Bond Fund, the Strategic Bond Fund, the Tax Exempt Insured Fund and the Core Bond Fund is AIG Global Investment Corp. ("AIGGIC") pursuant to the Subadvisory Agreement dated January 1, 2002. AIGGIC is located at 175 Water Street, New York, NY 10038. AIGGIC is an AIG Company and a SunAmerica affiliate. As of March 31, 2002, AIGGIC and its affiliated companies had approximately $284.7 billion on assets under management.


                ANNUAL BOARD APPROVAL OF THE ADVISORY AGREEMENTS


         The Board of Trustees of the Company, including the Disinterested Trustees, approved the continuation of the Company's Advisory Agreement with the Adviser with respect to each Fund for an additional one-year period. In approving the continuation of the Trust's Advisory Agreement, the Board, including the Disinterested Trustees, considered (i) the reasonableness of the Advisory fee in light of the nature and quality of Advisory services provided and any additional benefits received by the Adviser or its affiliates in connection with providing services to the Fund, (ii) the Fund's investment performance compared to a selected peer group, and to an appropriate index or combination of indices, (iii) the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and affiliated companies, (iv) the Fund's expense ratio, and expense ratios of similar funds,
(v) economics of scale, (vi) the terms of the agreement, (vii) the overall organization of the Adviser, as well as the Adviser's profitability and financial condition. The Board also reviewed during the past-year reports on soft dollar commissions, which included information on brokers and total commissions paid for each Fund, as well as on the types of research and services obtained by the Adviser in connection with soft dollar commissions.

         In addition, the Board reviewed the Code of Ethics of the Adviser, and determined that it contains provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by the Fund personnel in connection with their personal transactions in securities held or to be acquired by the Fund.

         In making their determination regarding the nature and quality of the Adviser's services, the Trustees considered the expertise and experience of its Fund managers and research staff, the firm's investment style and process, and the level and process of monitoring the managers and subadvisers conducted by SunAmerica's research teams. The Trustees received reports prepared independently by Lipper, Inc. ("Lipper") showing comparative fee and performance information of the Funds, peer groups as determined objectively by Lipper, and rankings within the relevant Lipper categories, as well as reports prepared by SunAmerica and by counsel to the Independent Trustees. In reviewing performance, the Trustees particularly reviewed the relative rankings of each Fund, manager and subadviser, and with respect to those Funds with rankings below the second quartile in its category, the measures taken to achieve satisfactory performance in the future. With respect to administrative services, the Trustees considered statistical analyses prepared by the Adviser, staffing, and the resources of SunAmerica and its affiliates in executing the services. The Trustees analyzed the structure and duties of SunAmerica's accounting, operations, legal and compliance departments. The Trustees reviewed the Funds' expense ratios and analyzed the expense reimbursements and net expense ratio caps contractually agreed upon by the Adviser. Where applicable, the Trustees considered that the Funds' advisory and subadvisory fee structures reflect breakpoints, which permit fee reductions resulting from economies of scale. With respect to SunAmerica's organization, the Board reviewed confidential financial statements relating to the firm's profitability and financial condition, and the Trustees considered SunAmerica's relationships with its affiliates and the resources available to them.

         Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees, including the Disinterested Trustees, concluded that the existing Advisory fee structures are fair, reasonable, and that the existing Advisory Agreement should be continued.

         The Advisory Agreement continues in effect for an initial two-year term, and thereafter from year to year, if approved at least annually by vote of a majority of the Trustees or by the holders of a majority of each Fund's outstanding voting securities. Any such continuation also requires approval by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party as defined in the 1940 Act by vote cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated at any time, without penalty, on 60 days' written notice by the Trustees, by the holders of a majority of the Fund's outstanding voting securities or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

         Under the terms of the Advisory Agreement, the Adviser is not liable to a Fund or its shareholders for any act or omission by it or for any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The Board of Trustees, including all of the Independent Trustees, considered and approved the Subadvisory Agreement with respect to the Fund. In approving the Subadvisory Agreement, the Board considered the nature and quality of the services reasonably anticipated to be provided and the results reasonably anticipated to be achieved by the Subadviser; the amount and structure of the investment advisers' fees generally and the fees payable under the Subadvisory Agreement; comparative fee information of the Fund and a representative peer group; the Fund's investment performance compared to a selected peer group, and to an appropriate index or combination of indices; economies of scale; the Subadviser's profitability and the terms of the Agreement; the affiliated relationship between SunAmerica and the Subadviser; and the management personnel and operations of the Subadviser. In addition, the Board reviewed the Code of Ethics of the Subadviser, and determined that it contains provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by Fund personnel in connection with their personal transactions in securities held or to acquired by the Fund.

         After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Subadvisory Agreement was in the best interests of the Fund and its shareholders. The Independent Trustees were advised by separate independent legal counsel throughout the process.

         The Subadvisory Agreement between the Adviser and AIGGIC will continue in effect for a period of two years from the date of its execution, unless terminated sooner. Thereafter, it may be renewed from year to year, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreement provides that it will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Advisory Agreement. Under the terms of the Subadvisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which the Subadvisory Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Subadviser shall indemnify the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) from any liability arising from the Subadviser's conduct under the Subadvisory Agreement.

         As compensation for its services to the Funds, the Adviser receives a fee from each Fund, payable monthly, computed daily at the following annual rates:


Fund                              Fee
----                              ---
Core Bond Fund           .600% of average daily net assets up to $200 million;
                         .525% of the next $300 million; and .475% of average
                          daily net assets in excess of $500 million.

Fund                                     Fee
U.S. Government Securities Fund    .65% of average daily net assets up to $200
                                   million; .62% of the next $200 million; and .55% of average daily net assets in excess of $400 million.

GNMA Fund                          .55% of average daily net assets up to $25
                                   million; .50% of the next $25 million; and .45% of average daily net assets in excess of $50 million.

Strategic Bond Fund                .65% of average daily net assets up to $350
                                   million; and .60% of average daily net assets in excess of $350 million.

High Yield Bond Fund               .75% of average daily net assets up to $200
                                   million; .72% of the next $200 million; and .55% of average daily net assets in excess of $400 million

Tax Exempt Insured Fund            .50% of average daily net assets up to $350
                                   million; and .45% of average daily net assets in excess of $350 million



     The following table sets forth the total advisory fees received by the Adviser from each Fund pursuant to the Advisory Agreement for the fiscal years ended March 31, 2002, 2001 and 2000.

                                  Advisory Fees

--------------------------------------------------------------------------------
Fund*                              2002            2001            2000
--------------------------------------------------------------------------------
U.S. Government Securities Fund      $1,545,901      $1,408,067      $1,695,635
--------------------------------------------------------------------------------
GNMA Fund                            $  914,208      $  398,557         331,379
--------------------------------------------------------------------------------
Strategic Bond Fund**                $  202,538      $  333,983         388,921
--------------------------------------------------------------------------------
High Yield Bond Fund***              $  577,564      $1,110,891       1,371,154
--------------------------------------------------------------------------------
Tax Exempt Insured Fund              $  461,408      $  421,750         464,485
--------------------------------------------------------------------------------
Core Bond Fund                       $  852,149
--------------------------------------------------------------------------------

* The Prior Core Bond Fund paid its adviser $94,898, $663,440 and $2,030,057 for the fiscal years ended October 31, 1999, 2000 and 2001, respectively.
** The Prior Strategic Bond Fund paid its adviser $498,515, $322,001 and $264,911 for the fiscal years ended October 31, 1999, 2000 and 2001, respectively.
*** The Prior High Yield Bond Fund paid its adviser $170,074 for the period July 7, 2000 to October 31, 2000.


     With respect to the Class II shares of High Yield Bond Fund (previously designated Class C shares), for the fiscal years ended March 31, 2001, and March 31, 2000, expense reimbursements were made to the Fund by the Adviser in the amount of $66,024 and $25,146. The Adviser made the following expense reimbursement for the fiscal year ended March 31, 2002:*

                             Expense Reimbursements

--------------------------------------------------------------------------------
Fund*                                                                      2002
--------------------------------------------------------------------------------
Core Bond Fund                                                         $ 52,739
--------------------------------------------------------------------------------
U.S. Government Securities Fund                                        $ 21,149
--------------------------------------------------------------------------------
GNMA Fund                                                              $372,417
--------------------------------------------------------------------------------
Strategic Bond Fund**                                                  $  8,037
--------------------------------------------------------------------------------
High Yield Bond Fund***                                                $ 13,523
--------------------------------------------------------------------------------
Tax Exempt Insured Fund                                                $ 13,996
--------------------------------------------------------------------------------

* The adviser of the Prior Core Bond Fund, and to the extent necessary, reimbursed the Fund $74,346, $66,001, and $127,278 for the fiscal years ended October 31, 1999, 2000 and 2001 respectively.
** The adviser of the Prior Strategic Bond Fund, and to the extent necessary, reimbursed the Fund $113,062, $133,830 and $62,283 for the fiscal years ended October 31, 1999, 2000 and 2001 respectively.
*** The adviser of the Prior High Yield Bond Fund, and to the extent necessary, reimbursed the Fund $283,466, $257,818 and $123,149 for the fiscal years ended October 31, 1999 and 2000 and 2001 respectively.


Personal Securities Trading. The Trust, the Adviser and the Distributor have adopted a written Code of Ethics (the "SunAmerica Code of Ethics") which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code of Ethics is (1) an individual who is a trustee, director, officer, general partner or advisory person of the Trust or SunAmerica; (2) any director or officer of the Distributor who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica; (ii) initial public offerings; (iii) private placements; (iv) blackout periods; (v) short-term trading profits; (vi) gifts; and (vii) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Funds. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Trustees on a quarterly basis, as to whether there were any violations of the SunAmerica Code of Ethics by Access Persons of the Trust or SunAmerica during the quarter.


     AIGGIC has adopted a written Code of Ethics and has represented that the provisions of such Code of Ethics are substantially similar to those in the SunAmerica Code. Further, AIGGIC reports to SunAmerica on a quarterly basis as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Fund insofar as such violations related to the Fund. In turn, SunAmerica reports to the Board of Trustees as to whether there were any violations of the SunAmerica Code by Access Persons of the Trust or SunAmerica.


The Distributor. The Trust, on behalf of each Fund, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of each Fund. The address of the Distributor is The

SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Funds through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds (see "Distribution Plans" below).

     The Distributor distributes Class I, Class X and Class Z shares and incurs the expenses of distributing those shares under the Distribution Agreement, none of which expenses are reimbursed or paid by the Trust.

     The Distribution Agreement continues in effect from year to year, with respect to each Fund, if such continuance is approved at least annually by vote of a majority of the Trustees, including a majority of the disinterested Trustees. The Trust or the Distributor each has the right to terminate the Distribution Agreement with respect to a Fund on 60 days' written notice, without penalty. The Distribution Agreement automatically terminates with respect to each Fund in the event of its assignment (as defined in the 1940 Act and the rules thereunder).


     The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co., Financial Service Corporation and Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities, Inc., AIG International Securities, Inc., Pembrook Securities, Inc., American General Securities Inc., American General Financial Advisors, Inc., The Variable Annuity Marketing Company, American General Distributors, Inc., American General Funds Distributors, Inc., AGF Investment Corp., and Franklin Financial Services Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.


     The Trust, on behalf of Class I shares of each applicable Fund, has entered into a services agreement (the "Class I Services Agreement") with SACS to provide additional shareholder services to Class I shareholders. Pursuant to the Class I Services Agreement, as compensation for services rendered, SACS receives a fee from the Fund of 0.25% of average daily net assets of each Fund's Class I shares.

Distribution Plans. As indicated in the Prospectus, the Trustees of the Trust and the shareholders of each class of shares of each Fund have adopted Distribution Plans (the "Class A Plan," the "Class B Plan," and the "Class II Plan," and, collectively, the "Distribution Plans"). Reference is made to "Fund Management" in the Prospectus for certain information with respect to the Distribution Plans.

     Under the Class A Plan, the Distributor may receive payments from a Fund at an annual rate of up to 0.10% of average daily net assets of such Fund's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional services for distributing that class of shares. Under the Class B and Class II Plans, the Distributor may receive payments from a Fund at the annual rate of up to 0.75% of the average daily net assets of such Fund's Class B and Class II shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Fund by their customers.


     The following table sets forth the distribution and account maintenance and service fees the Distributor received from the Funds for the fiscal years ended March 31, 2002, 2001 and 2000.

                    Distribution and Service Maintenance Fees

----------------------------------------------------------------------------------------------------------------------
                   2002                             2001                             2000
----------------------------------------------------------------------------------------------------------------------
Fund               Class A    Class B    Class II*  Class A    Class B    Class II   Class A    Class B      Class II
----------------------------------------------------------------------------------------------------------------------
U.S. Government
Securities Fund     $619,997    345,402   $ 72,302   $547,430   $299,456   $ 13,977   $521,036   $  769,994   $ 13,242
----------------------------------------------------------------------------------------------------------------------
GNMA Fund           $352,219   $665,845   $275,251    185,070    231,468     42,114    140,057      246,526      6,378
----------------------------------------------------------------------------------------------------------------------
Strategic Bond
Fund***             $ 46,632   $106,178   $ 57,855    103,166    194,577     24,482    104,007      297,771      3,410
----------------------------------------------------------------------------------------------------------------------
High Yield Bond
Fund****            $ 65,341   $247,745   $ 74,421    206,332    747,281    144,388    230,301    1,041,826    128,854
----------------------------------------------------------------------------------------------------------------------
Tax Exempt
Insured Fund        $260,207   $154,376   $ 24,988    242,251    145,428      5,943    258,727      187,292      2,458
----------------------------------------------------------------------------------------------------------------------
Core Bond Fund**    $  7,446   $ 15,007   $ 15,787
----------------------------------------------------------------------------------------------------------------------

* Class II shares of the High Yield Bond Fund were previously designated Class C shares.
** The Prior Core Bond Fund paid its distributor $12,104, $44,808 and $35,079 for Class A, Class B and Class C, respectively, for the fiscal year ended October 31, 2000. The Prior Core Bond Fund paid its distributor $16,262, $47,597 and $33,296 for Class A, Class B and Class C, respectively, for the fiscal year ended October 31, 2001.
*** The Prior Strategic Bond Fund paid its distributor $26,192, $180,981 and $165,037 for Class A, Class B and Class C, respectively, for the fiscal year ended October 31, 2000. The Prior Strategic Bond Fund paid its distributor $25,756, $129,818 and $122,492 for Class A, Class B and Class C, respectively, for the fiscal year ended October 31, 2001.
**** The Prior High Yield Bond Fund paid its distributor $281, $4,873 and $744 for Class A, Class B and Class C, respectively, for the fiscal year ended October 31, 2000. The Prior High Yield Bond Fund paid its distributor $1,757, $25,062 and $14,342 for Class A, Class B and Class C, respectiely, for the fiscal year ended October 31, 2001.


     Continuance of the Distribution Plans with respect to each Fund is subject to annual approval by vote of the Trustees, including a majority of the disinterested Trustees. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Trustees in the manner described above. A Distribution Plan may be terminated at any time with respect to a Fund without payment of any penalty by vote of a majority of the disinterested Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the disinterested Trustees of the Trust shall be committed to the discretion of the disinterested Trustees. In the Trustees' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Fund, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

The Administrator. The Trust has entered into a service agreement (the "Service Agreement"), under the terms of which SAFS, an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Funds. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

     The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of a majority of the Trustees including a majority of the disinterested Trustees.

     Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Trust, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets for Class A, Class B, Class II, Class I and Class X. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges of the Transfer Agent which are paid by the Trust). No portion of such fee is paid or reimbursed by Class Z shares. Class Z shares, however, will pay all direct transfer agency fees and out of pocket expenses. For further information regarding the Transfer Agent, see the section entitled "Additional Information" below.

                         FUND TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for each Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through brokers-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of the Adviser.

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         The primary consideration of the Adviser in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services - analyses and reports concerning issuers, industries, securities, economic factors and trends - and may cause a Fund to pay such broker-dealers commissions which exceed those that other broker-dealers may have charged, if in their view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Trust and may not be used in connection with the Trust. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Funds by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Funds are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

         Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of a Fund as a factor in the selection of brokers for transactions effected on behalf of a Fund, subject to the requirement of best price and execution.

         Although the objectives of other accounts or investment companies which the Adviser manages may differ from those of the Funds, it is possible that, at times, identical securities will be acceptable for purchase by one or both of the Funds and one or more other accounts or investment companies which the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Funds and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

         The following table sets forth the brokerage commissions paid by those Funds that paid commissions and the amounts of such brokerage commissions that were paid to affiliated broker-dealers by the Funds for the fiscal year ended March 31, 2002.

                           2002 Brokerage Commissions


----------------------------------------------------------------------------------------
                                                  Percentage of   Percentage of Amount
                                    Amount paid   Commissions     of Transactions
                                    to            paid to         Involving Payments of
                      Aggregate     Affiliated    Affiliated      Commissions to
                      Brokerage     Broker-       Broker-         Affiliated Broker-
Fund                  Commissions   Dealers       Dealers         Dealers
----------------------------------------------------------------------------------------
U.S.
Government
Securities
Fund                  $      -     $        -                0%                  0%
----------------------------------------------------------------------------------------
GNMA Fund             $      -     $        -                0%                  0%
----------------------------------------------------------------------------------------
Strategic Bond
Fund**                $      -     $        -                0%                  0%
----------------------------------------------------------------------------------------
High Yield
Fund***               $      -     $        -                0%                  0%
----------------------------------------------------------------------------------------
Tax Exempt
Insured Fund          $      -     $        -                0%                  0%
----------------------------------------------------------------------------------------
Core Bond
Fund*                 $      -     $        -                0%                  0%
----------------------------------------------------------------------------------------

* The Prior Core Bond Fund paid no brokerage commissions for the fiscal year ended October 31, 2000.
** The Prior Strategic Bond Fund paid no brokerage commissions for the fiscal year ended October 31, 2000.
*** The Prior High Yield Bond Fund paid no brokerage commissions for the fiscal year ended October 31, 2000.



         For the fiscal year ended March 31, 2000, the Strategic Bond Fund and the High Yield Bond Fund paid brokerage commissions of $12 of which $0 was paid to affiliated brokers. For the fiscal year ended March 31, 2002, the Strategic Bond Fund and the High Yield Bond Fund paid no brokerage commissions.


               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES


         Shares of each of the Funds are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor, may be imposed (i) at the time of purchase (Class A shares), (ii) on a deferred basis (Class B and certain Class A shares), or (iii) may contain certain elements of a sales charge that is imposed at the time of purchase and that is deferred (Class II shares). Class C shares, now designated as Class II shares, had sales charges imposed on a deferred basis with no front-end sales load prior to their redesignation. Class I and Class Z shares are not subject to any sales charges. Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the purchase of Fund shares.



         The following tables set forth the front-end sales charges with respect to Class A and Class II shares of each Fund, the amount of the front-end sales charges which was reallowed to affiliated broker-dealers, and the contingent deferred sales charges with respect to Class B and Class II shares of each Fund, received by the Distributor for the fiscal years ended March 31, 2002, 2001 and 2000.

                                      2002


----------------------------------------------------------------------------------------------

                                                                      Contingent   Contingent
                                                                      Deferred     Deferred
                                    Amount Class A   Amount Class A   Sales        Sales
                 Front-End Sales    Reallowed to     Reallowed to     Charge       Charge
                 Concessions        Affiliated       Non-Affiliated   Class A      Class B
Fund             Class A Shares     Broker-Dealers   Broker-Dealers   Shares       Shares
----------------------------------------------------------------------------------------------
U.S.
Government
Securities
Fund                   $282,762           $117,026        $103,969           --     $102,925
----------------------------------------------------------------------------------------------
GNMA
Fund                  1,042,094            481,522         372,482           --      293,239
----------------------------------------------------------------------------------------------
Strategic
Bond Fund                31,299             12,140          14,097           --       32,581
----------------------------------------------------------------------------------------------
High Yield
Bond Fund               123,958             20,981          82,694           --       94,673
----------------------------------------------------------------------------------------------
Tax Exempt
Insured Fund             64,664             21,116          31,155           --       44,770
----------------------------------------------------------------------------------------------
Core Bond
Fund                      5,085              1,767           2,384           --        1,724
----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
                        Front-End Sales   Amount Class II    Amount Class II  Contingent
Fund                    Concessions       Reallowed to       Reallowed to     Deferred Sales
                        Class II Shares   Affiliated         Non-Affiliated   Charge Class
                                          Broker-Dealers     Broker-Dealers   II Shares
----------------------------------------------------------------------------------------------
U.S. Government
Securities Fund                 $36,936           $11,270            $25,666          $8,979
----------------------------------------------------------------------------------------------
GNMA Fund                       228,624            91,003            137,621          52,273
----------------------------------------------------------------------------------------------
Strategic Bond Fund              12,139             3,150              8,989           6,661
----------------------------------------------------------------------------------------------
High Yield Bond Fund             31,216             6,406             24,810           8,335
----------------------------------------------------------------------------------------------
Tax Exempt Insured
Fund                             15,844             9,549              6,295           2,536
----------------------------------------------------------------------------------------------
Core Bond Fund                    1,702             1,135                567             292
----------------------------------------------------------------------------------------------


                                      2001

                                      2001

----------------------------------------------------------------------------------------------

                                                                        Contingent Contingent
                                                                        Deferred   Deferred
                                     Amount Class A    Amount Class     Sales      Sales
               Front-End Sales       Reallowed to      A Reallowed to   Charge     Charge
               Concessions Class A   Affiliated        Non-Affiliated   Class A    Class B
Fund           Shares                Broker-Dealers    Broker-Dealers   Shares     Shares
----------------------------------------------------------------------------------------------
U.S.
Government
Securities
Fund                      $127,866          $36,589          $72,227      $10,000    $36,513
----------------------------------------------------------------------------------------------
GNMA
Fund                       248,605          131,605          100,503           --     79,031
----------------------------------------------------------------------------------------------
Strategic
Bond Fund                   74,877           29,765           39,205           --     49,797
----------------------------------------------------------------------------------------------
High Yield
Bond Fund                  238,640           78,995          124,881           --    197,142
----------------------------------------------------------------------------------------------
Tax Exempt
Insured Fund                61,250           22,756           27,147           --     25,683
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                      Front-End Sales     Amount Class      Amount Class II   Contingent
                      Concessions         II Reallowed to   Reallowed to      Deferred Sales
Fund                  Class II  Shares    Affiliated        Non-Affiliated    Charge Class
                                          Broker-Dealers    Broker-Dealers    II Shares
----------------------------------------------------------------------------------------------
U.S. Government
Securities Fund                 $20,356            $5,658           $14,698           $1,054
----------------------------------------------------------------------------------------------
GNMA Fund                        72,810            23,716            49,094            8,899
----------------------------------------------------------------------------------------------
Strategic Bond Fund              23,631             7,416            16,215            2,652
----------------------------------------------------------------------------------------------
High Yield Bond Fund            119,153            21,595            97,558           23,717
----------------------------------------------------------------------------------------------
Tax Exempt Insured
Fund                             21,852             4,639            17,213            2,347
----------------------------------------------------------------------------------------------

                                      2000

----------------------------------------------------------------------------------------------

                                                                      Contingent   Contingent
                                                                      Deferred     Deferred
                                     Amount Class A   Amount Class    Sales        Sales
              Front-End Sales        Reallowed to     A Reallowed to  Charge       Charge
              Concessions Class A    Affiliated       Non-Affiliated  Class B      Class II
Fund          Shares                 Broker-Dealers   Broker-Dealers  Shares       Shares
----------------------------------------------------------------------------------------------
U.S.
Government
Securities
Fund                      $84,853           $49,148         $20,524    $95,089        $202
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                                     Contingent   Contingent
                                                                     Deferred     Deferred
                                   Amount Class     Amount Class     Sales        Sales
                 Front-End Sales   Reallowed to     A Reallowed to   Charge       Charge
                 Concessions       Affiliated       Non-Affiliated   Class B      Class II
Fund             Class A Shares    Broker-Dealers   Boker-Dealers    Shares       Shares
---------------------------------------------------------------------------------------------
GNMA
Fund                       95,420         57,010             24,241        77,090        325
---------------------------------------------------------------------------------------------
Strategic Bond
Fund                       46,104         25,167             10,207        70,290         ---
---------------------------------------------------------------------------------------------
High Yield
Bond Fund                 289,495         58,490            185,465       316,518      12,665
---------------------------------------------------------------------------------------------
Tax Exempt
Insured Fund               51,425         21,451             19,549        63,686         ---
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                 Amount Class II         Amount Class II
                       Front-End Sales           Reallowed to            Reallowed to Non-
                       Concessions Class II      Affiliated Broker-      Affiliated Broker-
Fund                   Shares                    Dealers                 Dealers
---------------------------------------------------------------------------------------------
U.S. Government
Securities Fund                     $34,174                $19,005                  $15,169
---------------------------------------------------------------------------------------------
GNMA Fund                            14,174                 11,866                    2,308
---------------------------------------------------------------------------------------------
Strategic Bond Fund                  12,506                 11,017                    1,489
---------------------------------------------------------------------------------------------
High Yield Bond Fund                 96,016                 26,726                   69,290
---------------------------------------------------------------------------------------------
Tax Exempt Insured
Fund                                  4,367                    940                    3,247
---------------------------------------------------------------------------------------------

Contingent Deferred Sales Charges ("CDSCs") Applicable to Class B Shares. Class B shares of the Fund issued to shareholders prior to December 6, 2000 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholder will receive credit for the period prior to December 6, 2000 during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

           ---------------------------------------------------------
           Years After Purchase       CDSC on shares being sold
           ---------------------------------------------------------
           1st or 2nd year            4.00%
           ---------------------------------------------------------
           3rd or 4th year            3.00%
           ---------------------------------------------------------
           5th year                   2.00%
           ---------------------------------------------------------
           6th year                   1.00%
           ---------------------------------------------------------
           7th year and thereafter    None
           ---------------------------------------------------------


         Class B shares of the Fund issued to shareholders on or after December 6, 2000 until December 31, 2001 are subject to the CDSC schedule that applied to redemptions of shares of the Fund at that time. Upon a redemption of these shares, the shareholders will receive credit for the period from on or after December 6, 2000 until December 31, 2001 during which the shares were held. The following table sets forth the rates of CDSC applicable to these shares:

           ------------------------------------------------------------
            Years after purchase            CDSC on shares being sold

           ------------------------------------------------------------
            1/st/ year                      5.00%
           ------------------------------------------------------------
            2/nd/ year                      4.00%
           ------------------------------------------------------------
            3/rd/ year or 4/th/ year        3.00%
           ------------------------------------------------------------
            5/th/ year                      2.00%
           ------------------------------------------------------------
            6/th/ year                      1.00%
           ------------------------------------------------------------
            7/th/ year and thereafter       None

           ------------------------------------------------------------


         Class B shares issued on or after January 2, 2002 are subject to the CDSC schedule set forth in the Prospectus.


CDSCs Applicable to Shareholders Who Acquired Shares of a Fund Through a Reorganization. For Class B and Class II shares of a Fund issued to shareholders in connection with the reorganization of a North American Fund into a Fund, the CDSC schedule applicable at the time the shareholder originally purchased the shares will continue to apply (even if the shareholder exchanges such shares for another fund distributed by SACS). Upon redemption of these shares, the shareholder will receive credit for the period prior to the reorganization during which the shares were held. The following table sets forth the rates of the CDSC applicable to these shares:

                                     CLASS B

           --------------------------------------------------------------------
            Years after purchase                    CDSC on shares being sold

           --------------------------------------------------------------------
            Up to 2 years                           5.00%
           --------------------------------------------------------------------
            2 years or more but less than 3 years   4.00%
           --------------------------------------------------------------------
            3 years or more but less than 4 years   3.00%
           --------------------------------------------------------------------
            4 years or more but less than 5 years   2.00%
           --------------------------------------------------------------------
            5 years or more but less than 6 years   1.00%
           --------------------------------------------------------------------
            6 or more years                         None

           --------------------------------------------------------------------

                                    CLASS II

                    (Called Class C of North American Funds)

              ------------------------------------------------------------
               Years after purchase         CDSC on shares being sold

              ------------------------------------------------------------
               Up to 1 year                 1.00%
              ------------------------------------------------------------
               1 year or more               None
              ------------------------------------------------------------

Waiver of CDSCs. As discussed under "Shareholder Account Information" in the Prospectus, CDSCs may be waived on redemptions of Class B and Class II shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

         Death. CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the date of CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or Class II shares are not redeemed within one year of the date of death, they will remain Class B or Class II shares, as applicable, and be subject to the applicable CDSC, if any, when redeemed.

         Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

Purchases Through the Distributor. An investor may purchase shares of a Fund through dealers which have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Fund. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange ("NYSE") that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Fund will not be responsible for delays caused by dealers.

Purchase by Check. Checks should be made payable to the specific Fund or to "SunAmerica Funds". If the payment is for a retirement plan account for which SunAmerica serves as fiduciary, please indicate on the check that payment is for such an account. In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's Fund account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of the applicable Fund at the net asset value next computed after the check is received, plus the applicable sales charge. Subsequent purchases of shares of each Fund may be purchased directly through the Transfer Agent. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, a Fund will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Funds do not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by a Fund should not be considered verification thereof. Neither the Funds nor their affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Shareholder Account Information" in the Prospectus.)

Purchase Through SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum $500 investment requirement for wire orders). If such order is received at or prior to the Fund's close of business, the purchase of shares of a Fund will be effected on that day. If the order is received after the Fund's close of business, the order will be effected on the next business day.

Purchase by Federal Funds Wire. An investor may make purchases by having his or her bank wire Federal funds to the Trust's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Trust and the Transfer Agent are open for business. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

          1. You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SunAmerica Fund Services, Inc. at: (212) 551-5585.

          2. Call SAFS Shareholder/Dealer Services, toll free at (800) 858-8850, extension 5125 to obtain your new account number.

          3.   Instruct the bank to wire the specified amount to the Transfer
               Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA#

               99029712, SunAmerica [name of Fund, Class __] (include shareholder name and account number).

Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares. To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, Trustees, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs), which are sponsored or administered by the Adviser or an affiliate thereof. Such plans may include certain employee benefit plans qualified under Section 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Funds (or in combination with the shares of other SAMFs) is at least $750,000,
(b) the sponsor signs a $750,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator has an agreement with the Distributor with respect to such purchases, and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions or financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases or shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

Reduced Sales Charges (Class A Shares only). As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of a Fund may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Trust.

Combined Purchase Privilege. The following persons may qualify for the sales charge reductions or eliminations by combining purchases of Fund shares into a single transaction:

          (i) an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other);
          (ii) an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

                  (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code);

                  (iv) tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);

                  (v) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

                  (vi)  group purchases as described below.

         A combined purchase currently may also include shares of other funds in SAMF (other than money market funds) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

Rights of Accumulation. A purchaser of Fund shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Fund that were previously purchased, shares of the other classes of the same Fund, as well as shares of any class of any other Fund or of any of the other Funds advised by the Adviser, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

         The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

Letter of Intent. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent which is set forth in the New Account Application, establishes a total investment goal in Class A shares of one or more Funds to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Funds made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Fund, or of other funds advised by the Adviser which impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

         The Letter of Intent does not obligate the investor to purchase, nor the Trust to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Funds purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent. Investors electing to purchase shares of one or more of the Funds pursuant to this purchase plan should carefully read such Letter of Intent.

Reduced Sales Charge for Group Purchases. Members of qualified groups may purchase Class A shares of the Funds under the combined purchase privilege as described above.

         To receive a rate based on combined purchases, group members must purchase Class A shares of a Fund through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Fund's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member. Class B or Class II shares are not included in calculating the purchased amount of a Fund's shares.

         Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer access to the group's membership by means of written communication or direct presentation to the membership at a meeting on not less frequently than on an annual basis; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

         Members of a qualified group include: (i) any group which meets the requirements stated above and which is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association which would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Fund's shares for the benefit of any of the foregoing.

         Interested groups should contact their investment dealer or the Distributor. The Trust reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Funds at any time.

Net Asset Value Transfer Program. Investors may purchase shares of a Fund at net asset value to the extent that the investment represents the proceeds from a redemption of a non-SunAmerica mutual fund in which the investor either (a) paid a front-end sales load or (b) was subject to, or paid a CDSC on the redemption proceeds. With respect to sales of Class A shares through the program, the Distributor will pay a 0.50% commission and 0.25% service fee to any dealer who initiates or is responsible for such an investment. With respect to sales of Class B shares through the program, they will receive 0.50% of the amount invested as commission and 0.25% as a service fee, payable beginning the 13th month following the purchase of such shares. (Class B shares will convert to Class A shares as provided in the prospectus.). These payments are subject, however, to forfeiture in the event of a redemption during the first year from the date of purchase. No commission shall be paid on sales of Class II shares, but dealers will receive a 1% service fee, commencing immediately and paid quarterly. In addition, it is essential that a Net Asset Value Transfer Program Form accompany the New Account Application to indicate that the investment is intended to participate in the Net Asset Value Transfer Program (formerly, Exchange Program for Investment Company Shares). This program may be revised or terminated without notice by the Distributor. For current information, contact Shareholder/Dealer Services at (800) 858-8850, extension 5125.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

         Reference is made to "Shareholder Account Information" in the Prospectus for certain information as to the redemption of Fund shares.

         If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Trust, having filed with the SEC a notification of election pursuant to Rule 18f-1 on behalf of each of the Funds (except the Core Bond
Fund), may pay the redemption price in whole or in part, by a distribution in kind of securities from a Fund in lieu of cash. In conformity with applicable rules of the SEC, the Funds are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing Fund securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

                               EXCHANGE PRIVILEGE

         Shareholders in any of the Funds may exchange their shares for the same class of shares of any other Fund or other fund distributed by the Distributor that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at
(800) 858-8850, extension 5125.

         If a shareholder acquires Class A shares through an exchange from another SAMF where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the CDSC, if any as described in the Prospectus, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the CDSC is applicable upon a redemption of any of such shares.

         A shareholder who acquires Class B or Class II shares through an exchange from another SAMF will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A.

         Because excessive trading (including short-term "marketing timing" trading) can hurt a Fund's performance, each Fund may refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Fund's assets of (2) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

         In addition, a Fund reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and may therefore be refused.

                        DETERMINATION OF NET ASSET VALUE

         The Trust is open for business on any day the NYSE is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 P.M., Eastern time). There are times and days in which the NYSE is closed while the bond markets are open, and vice versa. Thus, there may be times where the Trust's shares are valued while the bond markets are open for trading. Each Fund calculates the net asset value of its shares separately by dividing the total value of each class's net assets by the shares outstanding of such class. Investments for which market quotations are readily available are valued at their price as of the close of regular trading on the NYSE for the day. All other securities and assets are valued at fair value following procedures approved by the Trustees.

         Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a Fund uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Fund's total assets.

         A Fund's liabilities, including proper accruals of expense items, are deducted from total assets.

                                PERFORMANCE DATA

         Each Fund may advertise performance data that reflects various measures of total return and yield. An explanation of the data presented and the methods of computation that will be used are as follows.

         A Fund's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

       Average annual total return is determined separately for each class in accordance with a formula specified by the SEC. Average annual total return is computed by finding the average annual compounded rates of return for the 1-, 5- and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                 P(1 + T)/n/ = ERV

           P   =  a hypothetical initial purchase payment of $1,000
           T   =  average annual total return
           n   =  number of years
           ERV =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

                         The above formula assumes that:

           a. The maximum sales load (i.e., either the front-end sales load in the case of the Class A shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B and Class II shares) is deducted from the initial $1,000 purchase payment;
           b. All dividends and distributions are reinvested at net asset value; and
           c. Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.

The Funds' average annual total return for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended March 31, 2002, is presented below. No performance information is shown for Class X since they have had 1 full calendar year of operations; however, information for these classes is computed in the same manner as described herein, are as follows:

--------------------------------------------------------------------------------
Class A Shares                   Since Inception   1 Year   5 Years  10 Years
--------------                   ---------------   ------   -------  --------
--------------------------------------------------------------------------------
U.S. Government Securities Fund      /1/    5.03%  -1.61%    5.22%      N/A
--------------------------------------------------------------------------------
GNMA Fund                           /12/    6.13%  -0.48     6.56%      N/A
--------------------------------------------------------------------------------
Strategic Bond Fund                  /2/    5.26%  -0.52%    3.56%      N/A
--------------------------------------------------------------------------------
High Yield Bond Fund                 /3/   -0.91%  -6.49%      N/A      N/A
--------------------------------------------------------------------------------
Tax Exempt Insured Fund              /4/    5.79%  -3.14%    3.96%    4.70%
--------------------------------------------------------------------------------
Core Bond Fund                      /13/    6.07%  -1.86%    4.77%    5.61%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares                    Since Inception  1 Year  5 Years   10 Years
--------------                    ---------------  ------  -------   --------
--------------------------------------------------------------------------------
U.S. Government Securities Fund    /5/      6.23%  -1.24%   5.25%     5.27%
--------------------------------------------------------------------------------
GNMA Fund                          /6/      8.04%   0.07%   6.63%     6.02%
--------------------------------------------------------------------------------
Strategic Bond Fund                /7/      6.09%  -0.31%   3.57%       N/A
--------------------------------------------------------------------------------
High Yield Bond Fund               /3/     -0.94%  -6.20%     N/A       N/A
--------------------------------------------------------------------------------
Tax Exempt Insured Fund            /8/      3.87%  -2.81%   3.96%       N/A
--------------------------------------------------------------------------------
Core Bond Fund                    /14/      5.20%  -1.82%   4.78%       N/A
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class II Shares                   Since Inception  1 Year  5 Years   10 Years
--------------                    ---------------  ------  -------   --------
--------------------------------------------------------------------------------
U.S. Government Securities Fund   /10/      5.14%   0.57%     N/A       N/A
--------------------------------------------------------------------------------
GNMA Fund                         /10/      6.24%   1.97%     N/A       N/A
--------------------------------------------------------------------------------
Strategic Bond Fund                /7/      5.99%   1.73%   3.67%       N/A
--------------------------------------------------------------------------------
High Yield Bond Fund              /11/     -3.54%  -4.29%     N/A       N/A
--------------------------------------------------------------------------------
Tax Exempt Insured Fund           /10/      2.96%  -0.83%     N/A       N/A
--------------------------------------------------------------------------------
Core Bond Fund                    /14/      5.09%   0.22%   4.91%       N/A
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class Z Shares                    Since Inception  1 Year  5 Years   10 Years
--------------                    ---------------  ------  -------   --------
--------------------------------------------------------------------------------
High Yield Bond Fund               /3/      6.89%   3.36%     N/A       N/A
--------------------------------------------------------------------------------
Core Bond Fund                    /15/      0.84%  -1.39%     N/A       N/A
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Class I Shares                    Since Inception  1 Year  5 Years   10 Years
--------------                    ---------------  ------  -------   --------
--------------------------------------------------------------------------------
Core Bond Fund                    /15/      6.53%   2.84%     N/A       N/A
--------------------------------------------------------------------------------
High Yield Bond Fund               /3/      0.53%   2.03%     N/A       N/A
--------------------------------------------------------------------------------
Strategic Bond Fund               /16/      5.29%   4.66%     N/A       N/A
--------------------------------------------------------------------------------


         Average annual total return (after taxes on distributions) is determined separately for each class in accordance with a formula specified by the SEC. Average annual total return (after taxes on distributions) is computed by finding the average annual compounded rates of return for the 1-, 5- and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:

                                P(1 + T)/n/ = ATV/D/

           P      =  a hypothetical initial purchase payment of $1,000.
           T      =  average annual total return (after taxes on distributions).
           n      =  number of years.
           ATV/D/ =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

                         The above formula assumes that:

           a. The maximum sales load (i.e., either the front-end sales load in the case of the Class A shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B and Class II shares) is deducted from the initial $1,000 purchase payment;
           b. All dividends and distributions, less the taxes due on such dividends and distributions, are reinvested at net asset value; and
           c. The highest individual marginal federal income tax rates were applied to each component of the distributions on the reinvestment date.
           d. Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.


The Funds' average annual total return (after taxes on distributions) for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended March 31, 2002, is presented below. No performance information is shown for Class X since they have had 1 full calendar year of operations; however, information for these classes is computed in the same manner as described herein, are as follows:

-----------------------------------------------------------------------------
Class A Shares                    Since Inception  1 Year  5 Years   10 Years
--------------                    ---------------  ------  -------   --------
-----------------------------------------------------------------------------
U.S. Government Securities Fund    /1/      2.87%  -3.19%    3.18%        N/A
-----------------------------------------------------------------------------
GNMA Fund                         /12/      3.54%   -3.24    3.86%        N/A
-----------------------------------------------------------------------------
Strategic Bond Fund                /2/      1.69%  -4.02%    0.10%        N/A
-----------------------------------------------------------------------------
High Yield Bond Fund               /3/     -4.57% -10.19%      N/A        N/A
-----------------------------------------------------------------------------
Tax Exempt Insured Fund            /4/      5.80%  -2.97%    4.00%      4.72%
-----------------------------------------------------------------------------
Core Bond Fund                    /13/      3.49%  -3.65%    2.28%      3.07%
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
Class B Shares                    Since Inception  1 Year  5 Years   10 Years
--------------                    ---------------  ------  -------   --------
-----------------------------------------------------------------------------
U.S. Government Securities Fund    /5/      3.67%  -2.79%    3.41%      3.18%
-----------------------------------------------------------------------------
GNMA Fund                          /6/      4.98%  -2.74%    4.12%      3.71%
-----------------------------------------------------------------------------
Strategic Bond Fund                /7/      2.70%  -3.69%    0.31%        N/A
-----------------------------------------------------------------------------
High Yield Bond Fund               /3/     -4.40%  -9.80%      N/A        N/A
-----------------------------------------------------------------------------
Tax Exempt Insured Fund            /8/      3.87%  -2.81%    3.96%        N/A
-----------------------------------------------------------------------------
Core Bond Fund                    /14/      2.90%  -3.44%    2.49%        N/A
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class II Shares                              Since Inception       1 Year           5 Years           10 Years
---------------                              ---------------       ------           -------           --------
--------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund              /10/      3.44%            -0.96%               N/A              N/A
--------------------------------------------------------------------------------------------------------------------
GNMA Fund                                    /10/      3.99%            -0.81%               N/A              N/A
--------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                           /7/      2.60%            -1.62%              0.46%             N/A
--------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                         /11/     -7.12%            -7.85%               N/A              N/A
--------------------------------------------------------------------------------------------------------------------
Tax Exempt Insured Fund                      /10/      2.96%            -0.83%               N/A              N/A
--------------------------------------------------------------------------------------------------------------------
Core Bond Fund                               /14/      2.79%            -1.38%              2.66%             N/A
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class Z Shares                           Since Inception          1 Year            5 Years           10 Years
--------------                           ---------------          ------            -------           --------
--------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                          /3/     -3.04%            -5.46%               N/A              N/A
--------------------------------------------------------------------------------------------------------------------
Core Bond Fund                               /15/      4.58%            -1.32%               N/A              N/A
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class I Shares                           Since Inception          1 Year            5 Years           10 Years
--------------                           ---------------          ------            -------           --------
--------------------------------------------------------------------------------------------------------------------
Core Bond Fund                               /15/      4.34%             0.93%               N/A              N/A
--------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                          /3/     -3.23%            -5.95%               N/A              N/A
--------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                          /16/      1.59%             0.92%               N/A              N/A
--------------------------------------------------------------------------------------------------------------------


     Average annual total return (after taxes on distributions and redemptions) is determined separately for each class in accordance with a formula specified by the SEC. Average annual total return (after taxes on distributions and redemption) is computed by finding the average annual compounded rates of return for the 1-, 5- and 10-year periods or for the lesser included periods of effectiveness. The formula used is as follows:


                              P(1 + T)/n/ = ATVDR

                P         =       a hypothetical initial purchase payment of
                                  $1,000.
                T         =       average annual total return (after taxes on
                                  distributions and redemption).
                n         =       number of years.
                ATV\DR\   =       ending value of a hypothetical $1,000 payment
                                  made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on fund.

                                          The above formula assumes that:

                          a The maximum sales load (i.e., either the front-end sales load in the case of the Class A shares or the deferred sales load that would be applicable to a complete redemption of the investment at the end of the specified period in the case of the Class B and Class II shares) is deducted from the initial $1,000 purchase payment;
                          b. All dividends and distributions, less the taxes due
                             on such dividends and distributions, are reinvested at net asset value; and

                              c. The highest individual marginal federal income tax rates were applied to each component of the distributions on the reinvestment date.
                              d. Complete redemption occurs at the end of the 1-, 5-, or 10- year periods or fractional portion thereof with all nonrecurring charges deducted accordingly.

The Funds' average annual total return (after taxes on distributions and redemptions) for the 1-, 5- and 10-year periods (or from date of inception, if sooner) ended March 31, 2002, is presented below. No performance information is shown for Class X since they have had 1 full calendar year of operations; however, information for these classes is computed in the same manner as described herein, are as follows:


--------------------------------------------------------------------------------------------------------------------
Class A Shares                           Since Inception        1 Year          5 Years           10 Years
--------------                           ---------------        ------          -------           --------
--------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund             /1/     2.91%           -0.90%             3.16%               N/A
--------------------------------------------------------------------------------------------------------------------
GNMA Fund                                  /12/     3.59%           -0.24              3.91%               N/A
--------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                         /2/     2.38%           -0.41%             1.12%               N/A
--------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                       /3/     -2.46%           -4.03%              N/A                N/A
--------------------------------------------------------------------------------------------------------------------
Tax Exempt Insured Fund                    /4/      5.78%           -0.26%             4.07%              4.74%
--------------------------------------------------------------------------------------------------------------------
Core Bond Fund                             /13/     3.61%           -1.16%             2.56%              3.22%
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class B Shares                           Since Inception        1 Year          5 Years           10 Years
--------------                           ---------------        ------          -------           --------
--------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund             /5/     3.76%           -0.78%             3.29%              3.18%
--------------------------------------------------------------------------------------------------------------------
GNMA Fund                                   /6/     4.93%           -0.01%             4.07%              3.69%
--------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                         /7/     3.20%           -0.27%             1.24%               N/A
--------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                        /3/    -2.37%            3.84%               N/A               N/A
--------------------------------------------------------------------------------------------------------------------
Tax Exempt Insured Fund                     /8/     3.88%           -0.39%             3.93%               N/A
--------------------------------------------------------------------------------------------------------------------
Core Bond Fund                             /14/     3.01%           -1.13%             2.56%              3.22
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Class II Shares                          Since Inception        1 Year            5 Years         10 Years
---------------                          ---------------        ------            -------         --------
--------------------------------------------------------------------------------------------------------------------
U.S. Government Securities Fund             /10/    3.26%            0.33%              N/A                N/A
--------------------------------------------------------------------------------------------------------------------
GNMA Fund                                   /10/    3.88%            1.16%              N/A                N/A
--------------------------------------------------------------------------------------------------------------------
Strategic Bond Fund                          /7/    3.11%            0.98%             1.34%               N/A
--------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                        /11/   -4.53%           -2.67%              N/A                N/A
--------------------------------------------------------------------------------------------------------------------
Tax Exempt Insured Fund                     /10/    3.08%            0.83%              N/A                N/A
--------------------------------------------------------------------------------------------------------------------
Core Bond Fund                              /14/    2.91%            0.12%             2.81%               N/A
--------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Class Z Shares                  Since Inception       1 Year            5 Years           10 Years
--------------                  ---------------       ------            -------           --------
----------------------------------------------------------------------------------------------------------
Core Bond Fund                   /15/      4.37%             2.04%              N/A               N/A
----------------------------------------------------------------------------------------------------------
High Yield Bond Fund              /3/     -1.17%            -0.91%              N/A               N/A
----------------------------------------------------------------------------------------------------------
Class I Shares                  Since Inception       1 Year            5 Years           10 Years
--------------                  ---------------       ------            -------           --------
----------------------------------------------------------------------------------------------------------
Core Bond Fund                   /15/      4.15%             1.73%              N/A               N/A
---------------------------------------------------------------------------------------------------------
High Yield Bond Fund             /3/      -1.36%            -1.29%              N/A               N/A
----------------------------------------------------------------------------------------------------------
Strategic Bond Fund              /16/      2.40%             2.76%              N/A               N/A
----------------------------------------------------------------------------------------------------------

______________________

1     From date of inception of October 1, 1993.
2     From date of inception of November 1, 1993.
3     From date of inception of November 1, 1998.
4     From date of inception of November 22, 1985.
5     From date of inception of March 3, 1986.
6     From date of inception of April 25, 1983.
7     From date of inception of April 1, 1994.
8     From date of inception of October 4, 1993.
9     Previously designated as Class C shares.
10    From date of inception of June 1, 1999.
11    From date of inception of August 21, 2000.
12    From date of inception of October 11, 1993.
13    From date of inception of May 1, 1991.
14    From date of inception of April 1, 1994.
15    From date of inception of July 10, 2000.
16    From date of inception of July 10, 2001.


         Each Fund may advertise cumulative, rather than total average return, for each class of its shares for periods of time other than the 1-, 5- and 10-year periods or fractions thereof, as discussed above. Such return data will be computed in the same manner as that of average annual total return, except that the actual cumulative return will be computed.

         Each Fund may also advertise performance data that reflects yield. Yield is determined separately for Class A, Class B and Class II shares in accordance with a standardized formula prescribed by the SEC and is not indicative of the amounts which were or will be paid to shareholders. The current yield quoted in a Fund's advertisements is computed by dividing the net investment income per share earned during the 30-day period by the maximum offering price per share on the last day of the period. The following formula illustrates the computation:

                          Yield = 2 [{A - B + 1}/6/ - 1 ]
                                      -----
                                       CD

                A =  dividends and interest earned during the period
                B =  expenses accrued for the period (net of reimbursements)
                C = the average daily number of shares outstanding during the period that were entitled to receive dividends

             D = the maximum offering price per share on the last day of the period


     The yields for the one-month period ended March 31, 2002, 2001 is as follows:


               -------------------------------------------------------------
               Fund                                 March 31, 2002

               -------------------------------------------------------------
                                           Class A      Class B    Class II*
               -------------------------------------------------------------
               U.S. Government               3.96%        3.47%       3.38%
               Securities Fund
               -------------------------------------------------------------
               GNMA Fund                     4.47%        4.03%       3.99%
               -------------------------------------------------------------
               Strategic Bond Fund           7.34%        7.04%       6.89%
               -------------------------------------------------------------
               High Yield Bond Fund         10.02%        9.91%       9.77%
               -------------------------------------------------------------
               Tax Exempt Insured Fund       3.18%        2.61%       2.57%
               -------------------------------------------------------------
               Core Bond                     4.87%        4.45%       4.40%
               -------------------------------------------------------------

*Previously designated as Class C shares for High Yield Bond Fund.

     Current yield is not indicative of the amount which was or will be paid to the shareholders. The amount paid to shareholders is reflected in the quoted current distribution rate. The current distribution rate is computed by annualizing the total amount of dividends per share paid by each Fund during the past month and dividing by the current maximum offering price. Under some circumstances it may be appropriate to use the dividends paid over the past year. The current distribution rate differs from current yield in that it includes amounts distributed to shareholders from sources other than dividends and interest, such as short-term capital gains or option writing premiums and is calculated over a different period of time. Such rates will be accompanied in advertisements by standardized yield calculations as promulgated by the SEC.

Comparisons

     Each Fund may compare its total return or yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in a Fund. The following references may be used:

a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average) and 20 transportation company stocks (Dow Jones Transportation Average). Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Composite Stock Price Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) Standard & Poor's 100 Stock Index -- an unmanaged index based on the prices of 100 blue chip stocks, including 92 industrials, one utility, two transportation companies and seven financial institutions. The Standard & Poor's 100 Stock Index is a smaller, more flexible index for options trading.

d) The NYSE composite or component indices -- unmanaged indices of all industrial, utilities, transportation and finance stocks listed on the NYSE.

e) Wilshire 5000 Equity Index or its component indices -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

f) Russell 3000 and 2000 Indices -- represents the top 3,000 and the top 2,000 stocks, respectively, traded on the NYSE, American Stock Exchange and National Association of Securities Dealers Automated Quotations, by market capitalizations.

g) Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

h) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc., analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

i) Mutual Fund Source Book, published by Morningstar, Inc. -- analyzes price, risk and total return for the mutual fund industry.

j) Financial publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Pension and Investment Age, United Mutual Fund Selector, and Wiesenberger Investment Companies Service and other publications containing financial analyses which rate mutual fund performance over specified time periods.

k) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of periodic change in the price of goods and services in major expenditure groups.

l) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills and inflation.

m) Savings and Loan Historical Interest Rates as published in the U.S. Savings & Loan League Fact Book.

n) Shearson-Lehman Municipal Bond Index and Government/Corporate Bond Index -- unmanaged indices that track a basket of intermediate and long-term bonds. Reflect total return and yield and assume dividend reinvestment.

o) Salomon GNMA Index published by Salomon Brothers Inc. -- Market value of all outstanding 30-year GNMA Mortgage Pass-Through Securities that includes single family and graduated payment mortgages.

p) Salomon Mortgage Pass-Through Index published by Salomon Brothers Inc. -- Market value of all outstanding agency mortgage pass-through securities that includes 15- and 30-year FNMA, FHLMC and GNMA Securities.

q) Value Line Geometric Index -- broad based index made up of approximately 1700 stocks each of which have an equal weighting.

r) Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

s) Goldman Sachs 100 Convertible Bond Index -- currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or more in market capitalization. The index is priced monthly.

t) Salomon Brothers High Grade Corporate Bond Index -- consists of publicly issued, non-convertible corporate bonds rated "AA" or "AAA." It is a value-weighted, total return index, including approximately 800 issues.

u) Salomon Brothers Broad Investment Grade Bond Index -- is a market-weighted index that contains approximately 4700 individually priced investment grade corporate bonds rated "BBB" or better, U.S. Treasury/agency issues and mortgage pass-through securities.

v) Salomon Brothers World Bond Index -- measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:

                Australian Dollars                Netherlands Guilders
                Canadian Dollars                  Swiss Francs
                European Currency Units           UK Pound Sterling
                French Francs                     U.S. Dollars
                Japanese Yen                      German Deutsche Marks

w) J.P. Morgan Global Government Bond Index -- a total return, market capitalization-weighted index, rebalanced monthly, consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, the United Kingdom and the United States.

x) Shearson Lehman LONG-TERM Treasury Bond Index -- is comprised of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

y) NASDAQ Industrial Index -- is comprised of more than 3,000 industrial issues. It is a value-weighted index calculated on pure change only and does not include income.

z) The MSCI Combined Far East Free ex Japan Index -- a market capitalization weighted index comprised of stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in this index at 20% of its market capitalization.

aa) First Boston High Yield Index -- generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

bb) Merrill Lynch High Yield Bond Master Index -- generally includes over 500 issues rated "BB+" to "CCC-" with an aggregate par value of approximately $100 billion.

cc) Morgan Stanley Capital International World Index -- An arithmetic, market value-weighted average of the performance of over 1,470 securities list on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

dd) Lehman Brothers Aggregate Index - A broad market index that represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. fixed rate bond market rated investment grade or higher by Moody's, S&P or Fitch Investors Services, in that order, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

         In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's Fund, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue its performance as compared to such other standards.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. Each Fund intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses from the sale of assets. Dividends from net investment income are declared daily and paid monthly. Dividends are paid on or about the fifteenth day of the month. Net capital gains, if any, will be paid annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

         Distributions will be paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

Taxes. Each Fund is qualified, intends to remain qualified and elect to be treated as a regulated investment company under Subchapter M of the Code for each taxable year. In order to remain qualified as a regulated investment company, each Fund generally must, among other things: (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of securities and certain other related income; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of each Fund's assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of each Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).

         As a regulated investment company, each Fund will not be subject to U.S. Federal income tax on its income and net capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders an amount at least equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the taxable year. Each Fund intends to distribute sufficient income to meet this qualification requirement.

         Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., long-term capital gains in excess of its short-term capital losses, for the one year period ending on October 31 of the calendar year, and
(3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if it actually is paid during such calendar year or if declared by the distributing Fund in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by each Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of December 31 in the calendar year in which such dividend is declared, rather than as of the date on which the distributions are received.


         Distributions of net investment income and short-term capital gains ("ordinary income dividends") are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends received from each Fund that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Fund's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain REITs, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Because each of the Funds will invest principally in debt securities, it is not anticipated that a significant portion of dividends paid by any Fund will qualify for the dividends received deduction. Distributions of net capital gains, if any, are taxable as capital gains regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his or her shares and are not eligible for the dividends received deduction for corporations. The maximum capital gains rate for individuals is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income. At March 31, 2002, U.S. Government Securities Fund, Strategic Bond Fund, High Yield Bond Fund, Tax Exempt Insured Fund and

Core Bond Fund had capital loss carry-forwards of $22,624,939; $50,971,865; $91,705,967; $331,315 and $8,967,240, respectively, each portion of which between 2003-2010. The utilization of such losses will be subject to limitations under the Code and the regulations thereunder.


         Upon a sale or exchange of its shares, a shareholder may realize a taxable gain or loss depending upon the shareholder's basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Any such capital gain or loss will be treated as long-term capital gain or loss if the shares were held for more than one year. Except as discussed below, the amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. Generally, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (by dividend reinvestments or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. To the extent not disallowed, any loss realized by a shareholder on the sale of shares of a Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder, and any undistributed capital gains included in income by such shareholder with respect to such shares.

         Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

         Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of that Fund's assets to be invested in various countries is not known. It is not anticipated that any Fund will qualify to pass through to its shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by such Fund.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

         The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts which a Fund may write, purchase or sell. Such options and contracts are classified as
Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of
Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes ("marked-to-market"). OTC options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in OTC options written by the Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in OTC options purchased by such Fund generally has the same character as the property to which the option relates has in the hands of such Fund (or would have if acquired by the Fund). When calls written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the OTC puts or increased by the premium received for OTC calls.

         A substantial portion of each Fund's transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle at least one (but not all) of the positions in which is a Section 1256 contract would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term and (iv) "conversion transaction" rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.

         Code Section 1259 will require the recognition of gain (but not loss) if a Fund makes a "constructive sale" of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or forward contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

         Each Fund may purchase debt securities (such as zero-coupon, pay-in-kind or stripped securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

         With respect to the Tax Exempt Insured Fund, distributions out of net investment income attributable to interest received on tax-exempt securities ("exempt-interest dividends") will be exempt from federal income tax when paid to shareholders provided that 50% or more of the value of the Funds assets at the end of each quarter is invested in obligations, the interest on which is excluded from gross income pursuant to Section 103 of the Code. It should be noted, however, that interest on certain "private activity bonds" issued after August 7, 1986 is an item of tax preference for purposes of the alternative minimum tax, and in any event all exempt interest dividends whether or not treated as a tax preference, must be taken into account by corporate shareholders for purposes of determining the amount of the adjustment to corporate alternative minimum taxable income based on adjusted current earnings. The Fund anticipates that a portion of its investment may be made in such "private activity bonds" with the result that a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Moreover, shareholders should be aware that, while exempt from federal income tax, exempt-interest dividends may be taxable for state and local tax purposes. Any loss realized by a shareholder on the sale of shares of the Tax Exempt Insured Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt-interest dividend received thereon. Moreover, a shareholder may not deduct interest on indebtedness incurred or continued to purchase or carry shares of the Tax Exempt Insured Fund to the extent that the Fund distributes exempt-interest dividends to the shareholders during the taxable year.

         Legislation has expanded the market discount rules to apply to tax exempt bonds purchased after April 30, 1993. Therefore, any gain on the disposition of such a bond (including the receipt of a partial principal payment) that was acquired for a price less than the principal amount (or in the case of a bond issued with original issue discount, the adjusted issue price at the time of purchase) of the bond is treated as ordinary taxable income to the extent of the accrued market discount.


         A Fund may be required to backup withhold U.S. Federal income tax at the rate of 30% in the years 2002 and 2003, 29% in the years 2004 and 2005, and 28% in the year 2006 and thereafter of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.


         Foreign shareholders generally will be subject to a withholding tax at the rate of 30% (or lower treaty rate) on any ordinary income dividends paid by the Funds.

         The foregoing is a general abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences to them of an investment in each Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management or investment policies.

                                RETIREMENT PLANS

         Shares of the Funds (other than the Tax Exempt Insured Fund) may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Fund through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of shares by a retirement plan consult a tax adviser before the acquisition is made.

Pension and Profit-Sharing Plans. Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

Tax-Sheltered Custodial Accounts. Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Fund may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

Traditional Individual Retirement Accounts. Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

Salary Reduction Simplified Employee Pension (SARSEP). A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

Savings Incentive Match Plan for Employees (SIMPLE IRA). This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

Roth IRA. Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

Education IRA. Education IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute up to $500 ($2,000 after 2001) each year to an Education IRA on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.


Individual 401(k) The Individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual (k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual (k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC Section 402 (g). In addition, because of its smaller size, the Individual
(k) is also less complex and less costly than the typical multiple-employee 401
(k) plan.


529 Plan The 529 plan is a state-sponsored educational savings vehicle. Plan assets grow on a tax free basis and distributions from the plan used to pay educational expenses are federal income tax free. In addition, participants may be able to deduct contribution amounts from state income taxes depending on their state of residence. Unlike pre-paid tuition plans, 529 accounts are considered parental assets and only 5.6% of the account balance per year can be considered when determining the amount of eligible financial aid.

                              DESCRIPTION OF SHARES

         Ownership of the Trust is represented by transferable shares of beneficial interest. The Declaration of Trust of the Trust (the "Declaration of Trust") permits the Trustees to issue an unlimited number of full and fractional shares, $.01 par value, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests of the Trust.

         Currently, six series of shares of the Trust have been authorized pursuant to the Declaration of Trust: the U.S. Government Securities Fund, the GNMA Fund, the Strategic Bond Fund, the High Yield Bond Fund, the Tax Exempt Insured Fund and the Core Bond Fund. The Tax Exempt Insured Fund and U.S. Government Securities Fund is divided into three classes of shares, designated as Class A, Class B and Class II shares. The Strategic Bond Fund is divided into four classes of shares, designated Class A, Class B, Class II and Class I shares. The High Yield Bond Fund and the Core Bond Fund are divided into five classes of shares, designated Class A, Class B, Class II, Class I and Class Z shares. The GNMA Fund is divided into five classes of shares, designated Class A, Class B, Class II, Class I and Class X Shares. The Trustees may authorize the creation of additional series of shares so as to be able to offer to investors additional investment Funds within the Trust that would operate independently from the Trust's present Funds, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Trust's shares represents the interests of the shareholders of that series in a particular Fund of Trust assets. In addition, the Trustees may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

         Shareholders are entitled to a full vote for each full share held. The Trustees have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Trustees and appoint their own successors, provided that at all times at least a majority of the Trustees have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being elected, while the holders of the remaining shares would be unable to elect any Trustees. Although the Trust need not hold annual meetings of shareholders, the Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Trust. In addition, the Trustees may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All series of shares will vote with respect to certain matters, such as election of Trustees. When all series of shares are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Fund's policies, only shareholders of the series affected by the matter may be entitled to vote.


         Where applicable, each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan. In addition, each class of shares will be exchangeable only into the same class of shares of any of the other Funds or other SAMF except SunAmerica Senior Floating Rate Fund that offers that class. All shares of the Trust issued and outstanding and all shares offered by the Prospectus when issued, are and will be fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Trust. In addition, shares have no conversion rights, except as described above.


         The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust is liable to the Trust or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. It also provides that all third persons shall look solely to the Trust's property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust. The Trust shall continue, without limitation of time, subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

         Under Massachusetts law, shareholders of a trust, such as the Trust, in certain circumstances may be held personally liable as partners for the obligations of the trust. However the Declaration of Trust, pursuant to which the Trust was organized, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification out of the Trust's property for any shareholder held personally liable for any Trust obligation. Thus the risk of a shareholder being personally liable as a partner for obligations of the Trust, is limited to the unlikely circumstance in which the Trust itself would be unable to meet its obligations.

                             ADDITIONAL INFORMATION

Computation of Offering Price per Share


         No offering price calculation is shown for Class I, Class X or Class Z shares. There are no sales charges for Class I, Class X or Class Z shares and therefore, the offering price for these shares will be computed by dividing its net assets by the number of shares outstanding. The offering price for Class A, Class B and Class II shares of the Funds, based on the value of each Fund's net assets as of March 31, 2002, is calculated as follows:

                --------------------------------------------------------------------------------------------------------------------

                    U.S. Government Securities Fund                    GNMA Fund                          Strategic Bond Fund
                --------------------------------------------------------------------------------------------------------------------
                  Class A      Class B      Class II*     Class A       Class B      Class II*    Class A      Class B    Class II*
------------------------------------------------------------------------------------------------------------------------------------
Net Assets      $187,615,342 $38,877,569   $12,209,036  $118,440,354  $90,011,136  $36,257,520  $35,364,737  $26,891,881 $14,289,462
------------------------------------------------------------------------------------------------------------------------------------
Number of         21,325,502   4,418,273     1,388,442    10,992,994    8,332,862    3,353,449   11,783,371    8,961,752   4,742,518
Outstanding
Shares
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value $       8.80 $      8.80   $      8.79  $      10.77  $     10.80  $     10.81  $      3.00  $      3.00 $      3.01
(net assets
divided by
number of
shares)
------------------------------------------------------------------------------------------------------------------------------------
Sales Charge:

(for Class A
Shares: 4.75%
of offering
price (6.10% of
net asset value
per share)**

for Class II

Shares: 1.00%   $       0.44        ****                $       0.54          ***               $      0.15          ***
of offering
price (1.01% of
net asset value
per share)*


                                           $      0.09                                          $      0.11              $      0.03

------------------------------------------------------------------------------------------------------------------------------------
Offering Price  $       9.24 $      8.80   $      8.88  $      11.31  $     10.80  $     10.92  $      3.15  $      3.00 $      3.04
------------------------------------------------------------------------------------------------------------------------------------

              ---------------------------------------------------------------------------------------------------------------------
                  High Yield Bond Fund                  Tax Exempt Insured Fund                        Core Bond
              ----------------------------------------------------------------------------------------------------------------------
              Class A      Class B      Class II*    Class A      Class B       Class II*    Class A      Class B       Class II*
------------------------------------------------------------------------------------------------------------------------------------
Net Assets    $59,075,249  $67,598,385  $20,670,229  $75,070,936   $18,089,488   $4,095,383   $5,311,552    $3,220,266   $3,771,806
------------------------------------------------------------------------------------------------------------------------------------
    Number of  14,316,216   16,357,028    4,985,998    5,903,911     1,422,458      322,032      541,133       329,160      385,320
Shares
Outstanding
------------------------------------------------------------------------------------------------------------------------------------
Net Asset       $    4.13  $      4.13  $      4.15  $     12.72   $     12.72   $    12.72   $     9.82    $     9.78   $     9.79
Value (net
assets
divided by
number of
shares)
------------------------------------------------------------------------------------------------------------------------------------
Sales Charge:

for Class A
Shares: 4.75%
of offering
price (6.10%
of net asset
value per
share)*
              $      0.21          ***               $      0.63                              $     0.49           ***
for Class II
Shares: 1.00%
of offering
price (1.01%
of net asset
value per
share)*
                                        $      0.04                              $     0.13                              $     0.10
------------------------------------------------------------------------------------------------------------------------------------
Offer Price   $      4.34  $      4.13  $      4.19  $     13.35   $     12.72   $    12.85   $    10.31    $     9.78   $     9.89
------------------------------------------------------------------------------------------------------------------------------------


* With respect to the High Yield Bond Fund, Class II shares were designated Class C shares prior to December 1, 1998 and were subject to a different load structure. Class II shares may be subject to a contingent deferred sales charge on redemption of shares within eighteen months of purchase.

** Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

*** Class B shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares within six years of purchase.

Reports to Shareholders. The Trust sends audited annual and unaudited semi-annual reports to shareholders of each of the Funds. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Trust to confirm transactions in the account.

Custodian and Transfer Agent. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Funds and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Trust. Transfer Agent functions are performed for State Street, by National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street. SAFS, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, acts as a servicing agent assisting State Street Bank and Trust Company in connection with certain services offered to the shareholders of each of the Funds.


Independent Accountants and Legal Counsel. PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the Trust's independent accountants and in that capacity examines the annual financial statements of the Trust. The firm of Shearman & Sterling, 599 Lexington Avenue, New York, NY 10022, serves as legal counsel to the Trust.

                              FINANCIAL STATEMENTS


         The Trust's audited financial statements are incorporated in this Statement of Additional Information by reference to its 2002 annual report to shareholders. In addition, the North American Funds' audited financial statements are incorporated by reference in this Statement of Additional Information by reference to its 2001 annual report to shareholders with respect to information related to the Prior Core Bond Fund, Prior High Yield Bond Fund and Prior Strategic Bond Fund. You may request a copy of any of these reports by calling (800) 858-8850 or writing the Trust at SAFS, Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204.

                                    APPENDIX

                     BOND, NOTE AND COMMERCIAL PAPER RATINGS

Description of Moody's Corporate and Tax-Exempt Bond Ratings

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B        Bonds rated B generally lack characteristics of desirable investments.
         Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category. The foregoing ratings for tax-exempt bonds are sometimes presented in

                                   Appendix-1
parentheses preceded with a "con" indicating the bonds are rated conditionally. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

Description of Moody's Tax-Exempt Note Ratings

     The ratings of Moody's for tax-exempt notes are MIG 1, MIG 2, MIG 3 and MIG 4.

           MIG 1 Notes bearing the designation MIG 1 are judged to be of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

           MIG 2 Notes bearing the designation MIG 2 are judged to be of high quality, with margins of protection ample although not so large as in the preceding group.

           MIG 3 Notes bearing the designation MIG 3 are judged to be of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

           MIG 4 Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Description of Moody's Corporate and Tax-Exempt Commercial Paper Ratings

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

     Moody's rating grades for commercial paper are applied to municipal commercial paper as well as taxable commercial paper.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

                                   Appendix-2

     --    Leading market positions in well established industries
     --    High rates of return on funds employed
     --    Conservative capitalization structures with moderate reliance on debt and ample asset protection
     --    Broad margins in earnings coverage of fixed financial charges and high internal cash generation
     --    Well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Description of Standard & Poor's Corporate and Tax-Exempt Bond Ratings

     A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

                                   Appendix-3

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation: (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

     A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

           Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

     BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB
           - rating.

     B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

                                   Appendix-4

     CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

     CI The rating CI is reserved for income bonds on which no interest is being paid.

     D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or minus (-): The ratings of "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

     L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

     * Continuance of the rating is contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

     NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for

                                   Appendix-5
bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Description of S&P Tax-Exempt Note Ratings

     The ratings of S&P for municipal notes issued on or after July 29, 1984 are "SP-1", "SP-2" and "SP-3." Prior to July 29, 1984, municipal notes carried the same symbols as municipal bonds.

     SP-1 The designation "SP-1" indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics.

     SP-2 An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

     SP-3 "SP-3" designation indicates speculative capacity to pay principal and interest.

Description of S&P Corporate and Tax-Exempt Commercial Paper Ratings.

     S&P rating grades for commercial paper are applied to municipal commercial paper as well as taxable commercial paper.

     A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

     A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

     A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

     A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

     B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

     C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

     D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

                                   Appendix-6

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

                                   Appendix-7

                                     PART C

                                OTHER INFORMATION
Item 23:    Exhibits.

(a) Declaration of Trust, as amended. Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 1995.

(b) By-Laws, as amended. Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 1995.

(c)  Not applicable.

(d)  (i)    Investment Advisory and Management Agreement between Registrant and
            SunAmerica Asset Management Corp. ("SunAmerica"). Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant's
            Registration Statement on Form N-1A (File No. 33-6502) filed on
            November 16, 2001.

     (ii) Subadvisory Agreement between Registrant and AIG Global Investment Corp. ("AIGGIC"). Filed herewith.

(e)  (i)    Distribution Agreement. Incorporated by reference to Post-Effective
            Amendment No. 26 to the Registrant's Registration Statement on Form
            N-1A (File No. 33-6502) filed on May 28, 1999.

     (ii) Form of Selling Agreement. Incorporated herein by reference to Exhibit (e)(ii) of Post-Effective Amendment No. 31 to SunAmerica Style Select Series Inc.'s Registration Statement on Form N-1A (File No. 333-11283) filed on November 2, 2001.


(f) Directors'/Trustees' Retirement Plan. Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on July 19, 1996.

(g) Custodian Agreement between Registrant and State Street Bank and Trust Company. Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on July 19, 1996.

(h)  (i)    Transfer Agency and Service Agreement between Registrant and State
            Street Bank and Trust Company. Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration
            Statement on Form N-1A (File No. 33-6502) filed on July 19, 1996.

     (ii) Service Agreement between Registrant and SunAmerica Fund Services, Inc. Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-6502) filed on July 27, 1995.

     (iii) Form of Administrative and Shareholder Services Agreement. Incorporated herein by reference to Exhibit (h) (iii) of Post-Effective No. 31 to SunAmerica Style Select Series, Inc.'s Registration Statement on Form N-1A (File No. 333-11283) filed on November 2, 2001.

(i)  Opinion of Counsel to the Registrant. Filed herewith.

(j)  Consents of Independent Accountants. Filed herewith.


(k)   Not applicable.

(l)   Not applicable.

(m)   (i)  Distribution Plan pursuant to Rule 12b-1 (Class A shares).
           Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File No. 33-
           6502) filed on May 28, 1999.

     (ii) Distribution Plan pursuant to Rule 12b-1 (Class B shares). Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File No. 33-
           6502) filed on May 28, 1999.

    (iii) Distribution Plan pursuant to Rule 12b-1 (Class II Shares). Incorporated herein by reference to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File No. 33-
           6502) filed on May 28, 1999.

(n)   Not applicable.

(o)   (i)  Amended Plan pursuant to Rule 18f-3. Filed herewith.

     (ii) Power of Attorney. Incorporated herein by reference to Exhibit O(ii) of Post-Effective Amendment No. 31 to SunAmerica Style Select Series Inc.'s Registration Statement on Form N-1A (File No. 333-1128) filed on November 2, 2001.


  (p)(i) Code of Ethics. Incorporated by reference to Exhibit (p)(i) of Post-Effective Amendment No. 29 to SunAmerica Money Market Funds Inc.'s Registration Statement on Form N-1A (File No. 2-85370) filed on April 29, 2002.

     (ii) Code of Ethics for AIGGIC. Incorporated by reference to Exhibit
          (p)(ii) of Post-Effective Amendment No. 29 to SunAmerica Money Market Funds Inc.'s Registration Statement on Form N-1A (File No. 2-85370) filed on April 29, 2002.

Item 24.  Persons Controlled by or Under Common Control with Registrant.

          There are no persons controlled by or under common control with Registrant.

Item 25.  Indemnification.

          5.1  Indemnification of Trustees, Officers, Employees and Agents.  (a)
               -----------------------------------------------------------
The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust or any of its shareholders) by reason of the fact that he is or was a Trustee, officer, employee or agent of the Trust. The indemnification shall be against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him in connection with the action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceedings, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (b) The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust or any of its shareholders to obtain a judgment or decree in its favor by reason of the fact that he is or was a Trustee, officer, employee or agent of the Trust. The indemnification shall be against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust; except that such indemnification shall preclude payment upon any liability, whether or not there is an adjudication of liability, arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as described in section 17(h) and (i) of the Investment Company Act of 1940.

          (c) To the extent that a Trustee, officer, employee or agent of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) or (b) or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

     (d) (1) Unless a court orders otherwise, any indemnification under subsections (a) or (b) of this section may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) or
(b).

          (2)  The determination shall be made:

                    (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who were not parties to the action, suit or proceeding; or

                    (ii) if the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion; or

                    (iii)  by the Shareholders.

          (3) Notwithstanding the provisions of this Section 5.1, no person shall be entitled to indemnification for any liability, whether or not there is an adjudication of liability, arising by reason of willful malfeasance bad faith, gross negligence or reckless disregard of duties as described in Sections 17(h) and (i) of the Investment Company Act of 1940 ("Disabling Conduct"). A person shall be deemed not liable by reason of Disabling Conduct if, either:

                    (i) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the person to be indemnified ("Indemnitee") was not liable by reason of Disabling Conduct; or

                    (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, is made by either -

                    (A) a majority of a quorum of Trustees who are neither "interested persons" of the Trust, as defined in section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding; or

                    (B)    an independent legal counsel in a written opinion.

     (e) Expenses, including attorneys' fees, incurred by a Trustee, officer, employee or agent of the Trust in defending a civil or criminal action, suit or proceeding may be paid by the Trust in advance of the final disposition thereof if:

          (1)       authorized in the specific case by the Trustees; and

          (2) the Trust receives an undertaking by or on behalf of the Trustee, officer, employee or agent of the Trust to repay the advance if it is not ultimately determined that such person is entitled to be indemnified by the Trust; and

          (3)       either,

                    (i)    such person provides a security for his undertaking;
or


                    (ii) the Trust is insured against losses by reason of any lawful advances; or

                    (iii) a determination, based on a review of readily available facts, that there is reason to believe that such person ultimately will be found entitled to indemnification, is made by either -

                    (A) A majority of a quorum which consists of Trustees who are neither "interested persons" of the Trust, as defined in section 2(a)(19) of the Investment Company Act of 1940, nor parties to the action, suit or proceeding; or

                    (B)    an independent legal counsel in a written opinion.

     (f) The indemnification provided by this Section shall not be deemed exclusive of any other rights to which a person may be entitled under any by-law, agreement, vote of Shareholders or disinterested Trustees or otherwise, both as to action in his official capacity and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a Trustee, officer, employee or agent and inure to the benefit of the heirs, executors and administrators of such person; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder, as such, shall be personally liable with respect to any claim for indemnity or reimbursement or otherwise.

     (g) The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee or agent of the Trust, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, in no event will the Trust pay that portion of insurance premiums, if any, attributable to coverage which would indemnify any officer of Trustee against liability for Disabling Conduct.

     (h) Nothing contained in this Section shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or to its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Item 26.  Business and Other Connections of the Investment Adviser.

     Information concerning business and other connections of SunAmerica is incorporated herein by reference to SunAmerica's Form ADV (File No. 801-19813), which is currently on file with the Securities and Exchange Commission.

     Reference is also made to the caption "Fund Management" in the Prospectus constituting Part A of the Registration Statement and "Adviser, Personal Securities Trading, Distributor and Administrator" and "Trustees and Officers" in the statement of additional information constituting Part B of the Registration Statement.


Item 27.  Principal Underwriters.

     (a) The principal underwriter of the Registrant also acts as principal underwriter for:

          Brazos Mutual Funds
          SunAmerica Equity Funds
          SunAmerica Money Market Funds, Inc.
          SunAmerica Style Select Series, Inc.
          SunAmerica Strategic Investment Series, Inc.

     (b) The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant's
          Shares:



Name and Principal
Business Address        Position With Underwriter  Position with the Registrant
-------------------------------------------------------------------------------
Peter A. Harbeck        Director                   Director and President
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204
-------------------------------------------------------------------------------
J. Steven Neamtz        Chief Executive Officer,   Vice President
The SunAmerica Center   President and Director
733 Third Avenue
New York, NY 10017-3204

-------------------------------------------------------------------------------
Robert M. Zakem           Chief Legal Officer,       Secretary and Chief
The SunAmerica Center     Chief Compliance Officer   Compliance Officer
733 Third Avenue          and Director
New York, NY 10017-3204
-------------------------------------------------------------------------------
Debbie Potash-Turner      Chief Financial Officer    None
The SunAmerica Center     and Controller
733 Third Avenue
New York, NY 10017-3204
-------------------------------------------------------------------------------

       (c)  Not applicable.

Item 28.   Location of Accounts and Records.


           SunAmerica, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, or an affiliate thereof, will maintain physical possession of each such accounts, books or other documents of Registrant, except for those maintained by Registrant's custodian, State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, and its affiliate, National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572. SunAmerica also maintains records at 2929 Allen Parkway, Houston, Texas 77019.

Item 29.   Management Services.

     Not applicable.

Item 30.  Undertakings.

     Not applicable.

                                  SIGNATURES

                                     Pursuant to the requirements of the
Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registration Statement has duly caused the Post-Effective Amendment No. 35 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 25th day of July, 2002.

                                       SUNAMERICA INCOME FUNDS
                                             (Registrant)


                                    By:        *
                                        -----------------
                                        Peter A. Harbeck,
                                        President and Director

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Post-Effective Amendment No. 35 to Registrant's Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the dates indicated.

    Signatures                    Title                          Date
    ----------                    -----                          ----
        *                 President and Trustee
---------------------     (Principal Executive Officer)
Peter A. Harbeck

        *                 Treasurer (Principal Financial
---------------------     and Accounting Officer)
Donna Handel

        *                 Trustee
---------------------
S. James Coppersmith

        *                 Trustee
---------------------
Samuel M. Eisenstat

        *                 Trustee
---------------------
Stephen J. Gutman

        *                 Trustee
---------------------
Sebastiano Sterpa


        *                 Trustee
---------------------
William F. Devin


        *                 Trustee
---------------------
Dr. Judith L. Craven


*By: /s/ Peter E. Pisapia                               July 25, 2002
     --------------------
         Peter E. Pisapia
         Attorney-in-Fact

                                 Exhibit Index


(d)(ii) Sunadvisory Agreement between Registrant and AIG Global Investment Corp. ("AIGGIC")

(i)       Opinion of Counsel to the Registration.

(j)       Consents of Independent Accountants.

(o)(i)    Amended Plan pursuant to Rule 18f-3.